As filed with the Securities and Exchange Commission on February 22, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22205

Genworth Variable Insurance Trust

(Exact name of registrant as specified in charter)

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Address of principal executive offices) (Zip code)

Starr Frohlich

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Name and address of agent for service)

800-352-9910

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders.

Genworth Variable Insurance Trust

Genworth Calamos Growth Fund

Genworth PYRAMIS® Small/Mid Cap Core Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

ANNUAL REPORT

DECEMBER 31, 2010

GVIT-annual (2011-02)

Letter from the President	i
Funds at a Glance	1

Privacy Policy	PP-1

Dear Shareholder:

Enclosed is the Annual Report for the portfolios within the Genworth Variable Insurance Trust for the period January 1, 2010 through December 31, 2010.

In this letter, we review highlights from 2010’s economic and market news.

Over the course of the year, worries about a double dip recession faded as equities posted substantial gains. Even taking into account the 16% correction between April and July, the S&P 500 Index® gained 15.06% for the year1.

Within US equities, small caps2 were the clear leader. Among other asset classes, commodities3 were a notable standout. In contrast, returns for the MSCI EAFE® Index of international developed market equities4 were more muted at 8.21% on a gross basis. Similarly, weak returns for Brazil and China pulled down the very strong results of the other emerging markets. Improved US economic health and continuing stimulus together dampened bond market returns especially in the final quarter of the year. Nevertheless, the bond markets generally produced positive full-year results due to rates falling in the middle of the year.

These solid results were achieved in an environment marked by a renewed focus on fundamentals and a return to more normal levels of volatility. As asset classes began performing more in line with their long-term averages, US stock market volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined 13% by year’s end from its second quarter peak.

Positive Surprises

While concerns remain about the European debt crisis, as well as the slow pace of recovery in US employment and housing, the recovery was not derailed by these concerns; indeed, many positive surprises combined to produce the general uptrend during 2010. US corporate profits were the biggest winner in 2010, reaching their pre-recession peak by mid-year. Corporate cash positions, totaling nearly $2 trillion, reached their highest level relative to total assets in 50 years. Aiding the global recovery, the second phase of quantitative easing by the Federal Reserve started in November and may add as much as $600 billion to the nearly $1.7 trillion in government asset purchases that were made during the first phase of easing.

Contrasts and Contradictions

Many of 2010’s positive surprises can be contrasted with persisting economic and market concerns. In Europe, recession and high unemployment plagued countries such as Ireland and Greece, while Germany experienced the lowest unemployment in two decades and strong export growth. Commodity markets rallied, while US core inflation rates touched 50-year lows. US unemployment remained at very high levels, but consumer spending picked up. The residential housing market in the US continued to struggle, yet companies engaged in healthy capital spending. And, of course, the developing economies of China and India continued to grow much faster than the developed economies.

Looking Ahead

Perhaps the biggest surprise of all was that investors did not rush back into stocks. Investors actually pulled a net $64 billion out of US stock mutual funds in 2010 through October. It is unclear whether investors will return to stocks in 2011. Fixed income funds also experienced outflows late in 2010, led by redemptions in municipal bonds.

Positive surprises in 2011 could include accelerating employment and GDP growth, as well as possible continued gains in the stock market. Quantitative easing is anticipated to end in mid-2011, leaving questions as to whether another economic relapse will follow or whether the economy will be strong enough to move ahead without government support. We feel interest rate increases in China and debt downgrades in Europe continue to be areas to watch.

i

Faced with lingering uncertainty regarding the direction of the world economy, we continue to closely monitor global events and maintain our focus on risk management. We thank you for the trust you have placed in us and we will continue to work diligently to navigate challenges and opportunities on your behalf.

Sincerely,

Carrie E. Hansen,

President

[1]	All returns are sourced from Morningstar.
[2]

The prices of small and mid-cap company stocks are generally more volatile than large company stocks. They often involve higher risks because smaller companies may lack the management expertise, financial resources, product diversification and competitive strengths to endure adverse economic conditions.

[3]

Alternative investments are not suitable for all investors as the risk of loss is substantial. Please consider the investment objectives, risk factors, charges, expenses, investor financial suitability requirements, and risk factors carefully before investing. The prospectus, which contains this and other information, can be obtained by calling your financial advisor. Read it carefully before you invest.

[4]

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

116013 020711

ii

Genworth Calamos Growth Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund significantly outperformed its benchmark, the Russell 3000® Growth Index.

•

Security selection was the main driver of the returns for the year. Technology was the largest contributor to performance during the period, with stock selection in health care, consumer discretionary and industrials also contributing to performance. Owning consumer oriented technology stocks, including priceline.com, Amazon.com and Baidu, benefited performance as these stocks moved higher on improving macro economic outlook. Holding Varian Medical Systems within health care, which returned more than 40% in the portfolio during the period, benefited performance.

•	The largest detractor to returns was an overweight exposure to energy, which hurt the portfolio specifically during the summer following the BP oil spill.

Sectors

Rank	Sector	% of Net Assets
1	Information Technology	40.1
2	Consumer Discretionary	19.5
3	Industrials	9.9
4	Energy	7.5
5	Materials	7.0
6	Health Care	6.9
7	Financials	3.9
8	Consumer Staples	1.5
9	Telecommunication Services	0.7
	Cash, Equivalents, & Other Assets	3.0

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Apple, Inc.	4.4
2	Google, Inc.	4.4
3	Amazon.com, Inc.	4.0
4	priceline.com, Inc.	4.0
5	Qualcomm, Inc.	2.4
6	CNOOC Ltd.	2.2
7	Eaton Corp.	2.0
8	Oracle Corp.	2.0
9	Fluor Corp.	1.8
10	Baidu, Inc.	1.8

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Calamos Growth Fund
Service Shares	25.03%	8.84%
Institutional Shares	25.66%	29.14%
Russell 3000® Growth Index	17.64%	6.20	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is 19.50%.

Genworth PYRAMIS® Small/Mid Cap Core Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmarks, the Russell MidCap® Value Index and the Russell 2500™ Index.

•

Effective November 19, 2010, the benchmark changed in alignment with the change in investment strategy and sub-advisor. The Fund’s new benchmark is the Russell 2500TM Index, while the Fund’s prior benchmark was the Russell MidCap® Value Index. A small-mid cap core strategy from PYRAMIS® replaced a mid cap value strategy from Columbia. Since these changes, the Fund reduced its relative underperformance versus benchmark due to positive security selection within health care, financials and industrials.

•	While operating as the Mid Cap Value Fund, the Fund trailed its benchmark due primarily to security selection, particularly within energy, where it favored the natural gas and oil companies.

Sectors

Rank	Sector	% of Net Assets
1	Financials	17.6
2	Information Technology	15.8
3	Industrials	14.7
4	Consumer Discretionary	13.6
5	Health Care	10.6
6	Energy	7.0
7	Materials	6.9
8	Utilities	5.5
9	Consumer Staples	3.0
	Cash, Equivalents, & Other Assets	5.3

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Kennametal, Inc.	2.1
2	Jones Lang Lasalle, Inc.	2.0
3	National Fuel Gas Co.	2.0
4	Patterson-UTI Energy, Inc.	1.9
5	BE Aerospace, Inc.	1.8
6	MF Global Holdings, Inc.	1.7
7	Huntington Bancshares, Inc.	1.6
8	Demandtec, Inc.	1.6
9	Forest Oil Corp.	1.6
10	Terex Corp.	1.5

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth PYRAMIS® Small/Mid Cap Core Fund Service Shares	23.86%	4.53%
Institutional Shares	24.49%	27.98%
Russell Midcap® Value Index	24.75%	5.61	%(2)
Russell 2500™ Index	24.97%	5.28	%(2)

(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.

(2)

The Commencement of Operations return shown for the Russell Midcap® Value Index and the Russell 2500™ Index is from the commencement date of the Service Shares. The Russell Midcap® Value Index and the Russell 2500™ Index return from the commencement date of the Institutional Shares is 27.70% and 27.56%, respectively.

Pyramis is a registered service mark of FMR LLC. Used under license.

Genworth Davis NY Venture Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, the S&P 500® Index.

•

Both sector positioning and security selection contributed to the Fund’s underperformance for the year. Security selection within the energy sector was especially disappointing due to the Fund’s bias to integrated natural gas and oil within energy versus oil exploration and production. Within energy both China Coal and Transocean, two of the best performers for the Fund in 2009, pulled back in 2010 as investors rotated into other names within the sector. Not owning Anadarko, an oil and gas exploration company, also negatively impacted performance as the stock benefited from rising oil prices.

•

An underweight in the industrials sector in addition to negative security selection within industrials detracted from performance, as the sector rallied on rising foreign demand. An underweight to consumer discretionary also dampened returns as consumer stocks rallied on higher consumer spending.

Sectors

Rank	Sector	% of Net Assets
1	Financials	26.4
2	Consumer Staples	16.1
3	Energy	14.8
4	Health Care	12.2
5	Materials	7.2
6	Information Technology	6.8
7	Consumer Discretionary	5.3
8	Industrials	4.7
9	Telecommunication Services	0.4
	Cash, Equivalents, & Other Assets	6.1

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Wells Fargo & Company	4.3
2	Costco Wholesale Corporation	4.1
3	American Express Co.	4.1
4	The Bank of New York Mellon Corp.	3.9
5	Occidental Petroleum Corp.	3.8
6	CVS Caremark Corporation	3.4
7	Devon Energy Corp.	3.1
8	EOG Resources, Inc.	3.0
9	Canadian Natural Resource Ltd.	3.0
10	Merck & Co., Inc.	2.9

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Davis NY Venture Fund
Service Shares	11.32%	1.95%
Institutional Shares	11.86%	14.73%
S&P 500® Index	15.06%	3.06	%(2)

(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.

(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is 16.14%.

Genworth Eaton Vance Large Cap Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, the Russell 1000® Value Index.

•

The Fund trailed the benchmark largely as a result of its security selection within energy and technology. The Fund favored higher market capitalization companies, which underperformed the smaller companies with greater sensitivity to an improving market environment. Holding slower growth mega cap technology stocks, including Cisco, Hewlett-Packard and Microsoft, detracted from performance as the more consumer related and higher risk technology stocks outperformed.

•

Within energy, holding Chevron and Transocean detracted from performance as did selling out of Anadarko, an oil and gas exploration company, which was one of the best performing stocks in the sector during the second half of the year.

Sectors

Rank	Sector	% of Net Assets
1	Financials	25.9
2	Energy	13.9
3	Health Care	12.5
4	Industrials	9.7
5	Consumer Staples	9.1
6	Consumer Discretionary	7.7
7	Information Technology	7.1
8	Utilities	4.8
9	Materials	4.7
	Cash, Equivalents, & Other Assets	4.6

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Wells Fargo & Company	3.0
2	Occidental Petroleum Corp.	2.7
3	ConocoPhillips	2.7
4	JPMorgan Chase & Co.	2.6
5	Apache Corp.	2.4
6	Pfizer, Inc.	2.4
7	Wal-Mart Stores, Inc.	2.3
8	Johnson & Johnson	2.2
9	The PNC Financial Services Group, Inc.	2.2
10	Nestle S.A.	2.1

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Eaton Vance Large Cap Value Fund
Service Shares	9.15%	-0.95%
Institutional Shares	9.72%	11.13%
Russell 1000® Value Index	15.51%	1.01	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 1000® Value Index is from the commencement date of the Service Shares. The Russell 1000® Value Index return from the commencement date of the Institutional Shares is 16.51%.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund significantly outperformed its benchmark, the Russell 3000® Growth Index.

•

Security selection across a range of sectors was the primary driver of the relative outperformance for the period and was sufficient to offset the negative contribution from an overweight exposure to the health care sector. Although a large overweight exposure to health care dampened performance, five of the top ten performers in the Fund for the period were health care companies, including Genzyme. Genzyme rallied significantly during the period after French health care giant Sanofi announced its intentions to acquire the biotech company.

•

Security selection within energy and technology also positively contributed to performance. Within energy, Weatherford, a global oil and natural services company, and Anadarko, an oil and gas exploration company, continued to benefit from rising oil prices. SanDisk, a niche technology company, saw its share prices climb higher due to strong demand for its flash memory cards.

Sectors

Rank	Sector	% of Net Assets
1	Health Care	33.5
2	Energy	19.8
3	Consumer Discretionary	18.9
4	Information Technology	14.2
5	Industrials	8.5
6	Materials	2.5
7	Financials	2.5
	Cash, Equivalents, & Other Assets	0.1

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Anadarko Petroleum Corp.	7.8
2	Weatherford International Ltd.	6.9
3	Genzyme Corp.	6.5
4	UnitedHealth Group, Inc.	6.0
5	Biogen Idec, Inc.	5.8
6	Comcast Corp. - Series C	5.0
7	Cablevision Systems Corp.	4.9
8	Forest Laboratories, Inc.	4.8
9	Amgen, Inc.	4.2
10	SanDisk Corp.	3.3

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Service Shares	23.86%	9.47%
Institutional Shares	24.51%	28.66%
Russell 3000® Growth Index	17.64%	6.20	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is 19.50%.

Genworth PIMCO StocksPLUS Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund outperformed its benchmark, the S&P 500® Index.

•

A yield curve steepening yield bias in addition to exposure to spread sectors were the primary drivers of the relative outperformance for the period. Mortgage exposure, both agency and non-agency, benefited returns as agency mortgage backed securities outperformed Treasuries and non-agency mortgage backed securities were in high demand and offered higher yields over Treasuries. Within corporate credit, an emphasis on financials contributed positively to returns.

•

An overweight exposure to duration in the latter half of the year dampened returns as interest rates moved higher, but this was more than offset by positive contributions from sector allocation and yield curve positioning.

Asset Type

Rank	Type	% of Net Assets
1	Mortgage Backed Securities	30.5
2	Corporate Bonds	27.6
3	Collateralized Mortgage Obligations	9.1
4	U.S. Treasury Obligations	5.1
5	Asset Backed Securities	3.2
6	Foreign Government Notes/Bonds	1.8
7	Repurchase Agreements	0.4
8	Convertible Bonds	0.3
9	Municipal Bonds	0.2
	Cash, Equivalents, & Other Assets	21.8

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	U.S. Treasury Note, 0.500%, 11/30/2012	5.1
2	FHLMC, 4.000%, 12/01/2040	4.4
3	FNMA, 0.725%, 12/25/2040	3.9
4	Altria Group, Inc., 9.250%, 08/06/2019	3.5
5	FNMA, 3.500%, 01/15/2026	3.1
6	Glencore Funding LLC, 6.000%, 04/15/2014	2.7
7	FNMA, 4.500%, 08/01/2040	2.7
8	FNMA, 4.000%, 08/01/2025	2.2
9	Canada, 2.500%, 09/01/2013	1.8
10	AutoZone, Inc., 7.125%, 08/01/2018	1.6

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations(1)
Genworth PIMCO StocksPLUS Fund
Service Shares	17.51%	11.04%
Institutional Shares	18.10%	19.35%
S&P 500® Index	15.06%	3.06	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is 16.14%.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

•

Portfolio duration and yield curve positioning detracted from performance over the period as did sector positioning and security selection. Specifically, the Fund’s higher-quality bias dampened returns as the riskier sectors continued to have stronger relative returns. Underweight exposure to commercial mortgage backed securities coupled with negative security selection within the sector detracted from performance. However, exposure to non-agency mortgage backed securities was a positive, although security selection within mortgage backed securities detracted from performance earlier during the period.

•	A lower-quality bias within corporate credit was positive on the margin. However, the overweight exposure to corporates, especially in May, and the flight to safety, dragged on returns.

Asset Type

Rank	Type	% of Net Assets
1	Mortgage Backed Securities	29.4
2	U.S. Treasury Obligations	29.2
3	Corporate Bonds	23.0
4	Collateralized Mortgage Obligations	3.2
5	U.S. Government Agency Issues	2.5
6	Foreign Government Agency Issue	1.5
7	Foreign Government Note/Bond	1.2
8	Municipal Bond	1.1
	Cash, Equivalents, & Other Assets	8.9

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	U.S. Treasury Note, 0.875%, 01/31/2012	5.7
2	FNMA, 4.500%, 09/01/2040	4.5
3	U.S. Treasury Note, 0.750%, 12/15/2013	4.0
4	U.S. Treasury Note, 1.750%, 08/15/2012	3.7
5	U.S. Treasury Note, 3.625%, 08/15/2019	3.2
6	Kreditanstalt fur Wiederaufbau, 3.500%, 03/10/2014	2.3
7	FHLMC, 4.000%, 01/15/2041	2.3
8	U.S. Treasury Note, 3.250%, 12/31/2016	2.2
9	U.S. Treasury Note, 1.250%, 10/31/2015	2.1
10	U.S. Treasury Note, 3.125%, 05/15/2019	1.8

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations(1)
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Service Shares	5.15%	9.20%
Institutional Shares	5.66%	4.33%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.42	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Barclays Capital U.S. Aggregate Bond Index is from the commencement date of the Service Shares. The Barclays Capital U.S. Aggregate Bond Index return from the commencement date of the Institutional Shares is 5.03%.

Genworth Enhanced Small Cap Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, the Russell 2000® Index.

•

Overweight to small capitalization value style funds was the primary contributor to the Fund’s relative underperformance during the year. During the earlier part of the year, the Fund had a growth style bias, which led to outperformance versus the benchmark. However, the switch to a slight value style bias hurt the performance as growth styles continued their outperformance for the balance of the year.

•	Fund selection within small capitalization growth style funds did well versus the benchmark and was the top contributor during the first half of the year.

Asset Type

Rank	Type	% of Net Assets
1	Exchange Traded Funds - Equity	96.9
	Cash, Equivalents, & Other Assets	3.1

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	iShares Russell 2000 Index Fund	49.0
2	iShares Russell 2000 Value Index Fund	11.8
3	iShares Russell 2000 Growth Index Fund	11.7
4	Vanguard Small Cap ETF	3.9
5	SPDR Dow Jones Small Cap ETF	3.9
6	Vanguard Small Cap Value ETF	2.0
7	iShares Morningstar Small Value Index Fund	2.0
8	Vanguard Small Cap Growth ETF	2.0
9	iShares Morningstar Small Growth Index Fund	2.0
10	iShares S&P Small Cap 600 Growth Index Fund	2.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations(1)
Genworth Enhanced Small Cap Index Fund	24.70%	26.88%
Russell 2000® Index	26.85%	30.71%
(1)	Commencement date is December 9, 2009.

Genworth Enhanced International Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund outperformed its benchmark, the MSCI EAFE Index.

•

The Fund maintained an overweight to growth style funds for the year and this was the primary contributor to the Fund’s relative outperformance. The underweight to value style funds was done to reduce exposure to financials stocks, given the relatively large allocation to financials in value funds.

•

Individual country allocations underperformed the benchmark in the first half of the year following the sovereign debt crisis that began with the Greece bailout. However, the second half rebound in European markets and country selections within that market led to strong returns in the Fund.

Asset Type

Rank	Type	% of Net Assets
1	Exchange Traded Funds - Equity	97.9
	Cash, Equivalents, & Other Assets	2.1

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	iShares MSCI EAFE Index Fund	24.7
2	Vanguard Europe Pacific ETF	24.7
3	iShares MSCI EAFE Value Index Fund	12.4
4	iShares MSCI EAFE Growth Index Fund	12.4
5	iShares MSCI United Kingdom Index Fund	5.0
6	iShares MSCI Japan Index Fund	4.9
7	iShares MSCI Germany Index Fund	2.0
8	iShares MSCI Switzerland Index Fund	2.0
9	iShares MSCI France Index Fund	2.0
10	iShares MSCI Australia Index Fund	2.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Enhanced International Index Fund
Service Shares	N/A	10.34	%(2)
Institutional Shares	9.24%	9.03%
MSCI EAFE Index	7.75%	8.70	%(3)
(1)	Commencement dates are May 1, 2010 for Service Shares and December 9, 2009 for Institutional Shares.
(2)	Represents cumulative return from commencement date.
(3)

The Commencement of Operations return shown for the MSCI EAFE Index is from the commencement date of the Institutional Shares. The MSCI EAFE Index return from the commencement date of the Service Shares is 8.79%.

Genworth 40/60 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, a blend of 40% S&P 500® and 60% Barclays Capital US Aggregate Bond indices.

•

Relative underperformance during the first half of the year proved too great to recover despite the Fund’s second half of the year outperformance versus the blended benchmark. An underweight to duration in order to mitigate the effects of higher interest rates hurt performance in the first half of the year. Fund selection within developed markets allocations also added to the challenging first six months of 2010.

•	Overweight to value style funds across market capitalizations in the second half of the year hurt performance as growth styles outperformed for the full year.

•	Tactical allocations to small capitalization funds throughout the year were the top positive contributor.

Asset Type

Rank	Type	% of Net Assets
1	Exchange Traded Funds - Fixed Income	57.9
2	Exchange Traded Funds - Equity	39.7
	Cash, Equivalents, & Other Assets	2.4

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Vanguard Total Bond Market ETF	26.0
2	iShares Barclays Aggregate Bond Fund	25.9
3	SPDR S&P 500 Fund	9.9
4	iShares S&P 500 Index Fund	8.9
5	iShares MSCI EAFE Index Fund	7.0
6	SPDR Barclays Capital Aggregate Bond Fund	6.0
7	iShares Trust Russell 2000 Index Fund	4.9
8	iShares S&P Midcap 400 Index Fund	4.0
9	iShares S&P 500 Value Index Fund	1.0
10	iShares S&P Midcap 400 Growth Index Fund	1.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations(1)
Genworth 40/60 Index Allocation Fund	9.79%	9.76%
S&P 500® Index	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.42%
40/60 Blended Index	10.41%	9.86%
(1)	Commencement date is December 9, 2009.

Genworth 60/40 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund underperformed its benchmark, a blend of 60% S&P 500® and 40% Barclays Capital US Aggregate Bond indices.

•

Relative underperformance during the first half of the year proved too great to recover despite the Fund’s second half of the year outperformance versus the blended benchmark. An underweight to duration in order to mitigate the effects of higher interest rates hurt performance in the first half of the year. Fund selection within developed markets allocations also added to the challenging first six months of 2010.

•	Overweight to value style funds across market capitalizations in the second half of the year hurt performance as growth styles outperformed for the full year.

•	Tactical allocations to small capitalization funds throughout the year were the top positive contributor.

Asset Type

Rank	Type	% of Net Assets
1	Exchange Traded Funds - Equity	59.7
2	Exchange Traded Funds - Fixed Income	38.0
	Cash, Equivalents, & Other Assets	2.3

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	iShares Barclays Aggregate Bond Fund	17.0
2	Vanguard Total Bond Market ETF	17.0
3	SPDR S&P 500 Fund	14.9
4	iShares S&P 500 Index Fund	13.9
5	iShares MSCI EAFE Index Fund	10.0
6	iShares Russell 2000 Index Fund	7.9
7	iShares S&P Midcap 400 Index Fund	6.9
8	SPDR Barclays Capital Aggregate Bond Fund	4.0
9	iShares S&P 500 Value Index Fund	2.0
10	iShares S&P Midcap 400 Growth Index Fund	1.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth 60/40 Index Allocation Fund	11.69%	11.99%
S&P 500® Index	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.42%
60/40 Blended Index	12.13%	12.09%
(1)	Commencement date is December 9, 2009.

Genworth Moderate Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund outperformed its benchmark, a blend of 60% S&P 500® and 40% Barclays Capital US Aggregate Bond indices.

•

Fund selection within the large capitalization growth style was the primary driver behind the Fund’s relative outperformance. Maintaining an overweight to large capitalization growth style funds was also a significant positive contributor given the style’s outperformance relative value style equities. Tactical allocations to small capitalization funds throughout the year added to performance.

•

An underweight to duration in order to mitigate the effects of higher interest rates hurt performance in the first half of the year. Fund selection within developed markets allocations also added to the challenging first six months of 2010.

Asset Type

Rank	Type	% of Net Assets
1	Affiliated Investment Companies - Equity	59.9
2	Affiliated Investment Companies - Fixed Income	38.1
	Cash, Equivalents, & Other Assets	2.0

Top Holdings

Rank	Security / Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	38.1
2	Genworth Enhanced International Index Fund - Institutional Shares	10.0
3	Genworth Enhanced Small Cap Index Fund - Institutional Shares	9.9
4	Genworth Davis NY Venture Fund - Institutional Shares	9.0
5	Genworth PIMCO StocksPLUS Fund - Institutional Shares	9.0
6	Genworth PYRAMIS® Small/Mid Cap Core Fund - Institutional Shares	9.0
7	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	7.0
8	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares	3.0
9	Genworth Calamos Growth Fund - Institutional Shares	3.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Moderate Allocation Fund	12.25%	13.47%
S&P 500® Index	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.42%
60/40 Blended Index	12.13%	12.09%
(1)	Commencement date is December 9, 2009.

Genworth Growth Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

•	For the twelve months ended December 31, 2010, the Fund outperformed its benchmark, a blend of 70% S&P 500® and 30% Barclays Capital US Aggregate Bond indices.

•

Fund selection within the large capitalization growth style was the primary driver behind the Fund’s relative outperformance. Maintaining an overweight to large capitalization growth style funds was also a significant positive contributor given the style’s outperformance relative value style equities. Tactical allocations to small capitalization funds throughout the year added to performance.

•

An underweight to duration in order to mitigate the effects of higher interest rates hurt performance in the first half of the year. Fund selection within developed markets allocations also added to the challenging first six months of 2010.

Asset Type

Rank	Type	% of Net Assets
1	Affiliated Investment Companies - Equity	69.8
2	Affiliated Investment Companies - Fixed Income	28.0
	Cash, Equivalents, & Other Assets	2.2

Top Holdings

Rank	Security / Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	28.0
2	Genworth Enhanced International Index Fund - Institutional Shares	12.0
3	Genworth Enhanced Small Cap Index Fund - Institutional Shares	11.9
4	Genworth PYRAMIS® Small/Mid Cap Core Fund - Institutional Shares	10.9
5	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	9.0
6	Genworth Davis NY Venture Fund - Institutional Shares	9.0
7	Genworth PIMCO StocksPLUS Fund - Institutional Shares	9.0
8	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares	4.0
9	Genworth Calamos Growth Fund - Institutional Shares	4.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2010

	One Year	Since Commencement of Operations (1)
Genworth Growth Allocation Fund	14.35%	16.22%
S&P 500® Index	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.42%
70/30 Blended Index	12.92%	13.16%

(1)	Commencement date is December 9, 2009.

Benchmark Descriptions (Unaudited)

Index	Description

Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MSCI EAFE Index	The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia, and the Far East.

Russell 1000® Value Index	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® Value companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	The Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.

Russell 2500™ Index	The Russell 2500™ Index is an unmanaged index which measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Growth Index	The Russell 3000® Growth Index is an unmanaged index which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The S&P 500® Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market.

40/60 Blended Index	The 40/60 Blended Index is a weighted combination of 40% of the total return from the S&P 500® Index with 60% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 40/60 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

60/40 Blended Index	The 60/40 Blended Index is a weighted combination of 60% of the total return from the S&P 500® Index with 40% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 60/40 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

70/30 Blended Index	The 70/30 Blended Index is a weighted combination of 70% of the total return from the S&P 500® Index with 30% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 70/30 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Expense Example (Unaudited)

The following disclosure provides important information regarding each Fund’s Expense Examples, which appear in the tables below.

Example

Each Fund serves as an investment option for certain variable annuity contracts (‘‘variable contracts”). As a variable contract owner investing in a Fund, you incur ongoing Fund costs, including management fees; distribution and/or service fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other investment options. The examples do not reflect fees and charges under your variable contract. If variable contract charges were included, the costs shown would be higher. Please consult the most recent prospectus for the variable contract in which you invest for more information.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, which for all Funds is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000 = $8.60), then multiply the result by the number in the same row in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. As noted above, the expenses in the table do not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore, the hypothetical expenses in the table are useful for comparing ongoing investment option costs only, and will not help you determine the relative costs of owning different contracts. If variable contract fees and charges were included, the costs shown would be higher.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value July 1, 2010		Ending Account Value December 31, 2010		Annualized Expense Ratio[1] based on the period July 1 – December 31, 2010	Expenses Paid During Period[2] July 1 – December 31, 2010
INSTITUTIONAL SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,390.00 1,020.27	0.98% 0.98%	$ $	5.90 4.99
Genworth PYRAMIS® Small/Mid Cap Core Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,300.80 1,021.27	0.78% 0.78%	$ $	4.52 3.97
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,208.00 1,021.83	0.67% 0.67%	$ $	3.73 3.41
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,203.50 1,021.83	0.67% 0.67%	$ $	3.72 3.41
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,338.10 1,021.98	0.64% 0.64%	$ $	3.77 3.26
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,249.50 1,022.63	0.51% 0.51%	$ $	2.89 2.60
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,011.80 1,022.89	0.46% 0.46%	$ $	2.33 2.35
Genworth Enhanced Small Cap Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,283.00 1,023.09	0.42% 0.42%	$ $	2.42 2.14
Genworth Enhanced International Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,277.30 1,022.74	0.49% 0.49%	$ $	2.81 2.50

[1]	The expense ratio excludes the securities lending credit and includes interest expense.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
[3]	5% return before expenses.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value July 1, 2010		Ending Account Value December 31, 2010		Annualized Expense Ratio[1] based on the period July 1 – December 31, 2010		Expenses Paid During Period[2] July 1 – December 31, 2010
SERVICE SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,386.30 1,017.74	1.48 1.48	% %	$ $	8.90 7.53
Genworth PYRAMIS® Small/Mid Cap Core Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,297.50 1,018.75	1.28 1.28	% %	$ $	7.41 6.51
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,204.90 1,019.31	1.17 1.17	% %	$ $	6.50 5.96
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,200.50 1,019.31	1.17 1.17	% %	$ $	6.49 5.96
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,334.70 1,019.51	1.13 1.13	% %	$ $	6.65 5.75
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,246.30 1,020.11	1.01 1.01	% %	$ $	5.72 5.14
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,009.20 1,020.37	0.96 0.96	% %	$ $	4.86 4.89
Genworth Enhanced International Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,273.70 1,020.37	0.96 0.96	% %	$ $	5.50 4.89
Genworth 40/60 Index Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,096.60 1,021.58	0.72 0.72	% %	$ $	3.80 3.67
Genworth 60/40 Index Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,144.70 1,021.48	0.74 0.74	% %	$ $	4.00 3.77
Genworth Moderate Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,158.20 1,021.98	0.64 0.64	% %	$ $	3.48 3.26
Genworth Growth Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,187.90 1,022.08	0.62 0.62	% %	$ $	3.42 3.16

[1]	The expense ratio excludes the securities lending credit and includes interest expense.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
[3]	5% return before expenses.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	COMMON STOCKS - 97.03%
	Beverages - 0.73%
4,475	Hansen Natural Corp. (b)	$233,953

	Biotechnology - 0.71%
3,600	United Therapeutics Corp. (b)	227,592

	Capital Markets - 2.20%
1,600	Franklin Resources, Inc.	177,936
5,075	Legg Mason, Inc.	184,070
5,350	T. Rowe Price Group, Inc.	345,290

		707,296

	Chemicals - 0.57%
2,000	Agrium, Inc. (a)	183,500

	Communications Equipment - 7.60%
13,400	Cisco Systems, Inc. (b)	271,082
3,525	F5 Networks, Inc. (b)	458,814
5,350	Plantronics, Inc.	199,127
6,250	Polycom, Inc. (b)	243,625
15,300	Qualcomm, Inc.	757,196
14,675	Riverbed Technology, Inc. (b)	516,120

		2,445,964

	Computers & Peripherals - 6.85%
4,420	Apple, Inc. (b)	1,425,715
13,400	EMC Corp. (a)(b)	306,860
8,575	NetApp, Inc. (a)(b)	471,282

		2,203,857

	Construction & Engineering - 1.85%
8,975	Fluor Corp. (a)	594,684

	Diversified Financial Services - 1.66%
1,020	CME Group, Inc. (a)	328,185
1,735	IntercontinentalExchange, Inc. (b)	206,725

		534,910

	Electrical Equipment - 2.53%
14,675	ABB Ltd. - ADR	329,454
1,300	First Solar, Inc. (a)(b)	169,182
11,150	GrafTech International Ltd. (b)	221,216
3,687	The Babcock & Wilcox Co. (b)	94,350

		814,202

	Electronic Equipment & Instruments - 2.36%
5,025	Amphenol Corp.	265,220
10,750	Jabil Circuit, Inc.	215,968
6,975	Trimble Navigation Ltd. (b)	278,511

		759,699

	Energy Equipment & Services - 3.65%
8,500	Complete Production Services, Inc. (b)	251,175
5,750	Helmerich & Payne, Inc.	278,760
5,875	National-Oilwell Varco, Inc.	395,094
3,000	Schlumberger Ltd.	250,500

		1,175,529

	Health Care Equipment & Supplies - 1.40%
3,450	Gen-Probe, Inc. (a)(b)	201,308
3,600	Varian Medical Systems, Inc. (b)	249,408

		450,716

Number of Shares		Value
	Hotels, Restaurants & Leisure - 2.42%
37,000	Melco Crown Entertainment Ltd. -ADR (a)(b)	$235,320
16,925	Starbucks Corp.	543,800

		779,120

	Industrial Conglomerates - 0.47%
7,375	McDermott International, Inc. (b)	152,589

	Internet & Catalog Retail - 10.25%
7,160	Amazon.com, Inc. (b)	1,288,799
16,050	Expedia, Inc. (a)	402,695
1,825	Netflix, Inc. (a)(b)	320,653
3,225	Priceline.com, Inc. (b)	1,288,549

		3,300,696

	Internet Software & Services - 7.42%
6,075	Baidu, Inc. - ADR (b)	586,419
2,400	Google, Inc. (b)	1,425,527
5,650	MercadoLibre, Inc. (a)(b)	376,573

		2,388,519

	IT Services - 3.06%
7,075	Cognizant Technology Solutions Corp. (b)	518,527
3,100	Infosys Technologies Ltd. - ADR	235,848
6,000	Verifone Systems, Inc. (a)(b)	231,360

		985,735

	Life Sciences Tools & Services - 3.27%
19,150	Bruker Corp. (a)(b)	317,890
4,700	Illumina, Inc. (a)(b)	297,698
5,625	Waters Corp. (b)	437,118

		1,052,706

	Machinery - 5.10%
3,650	Dover Corp. (a)	213,343
6,325	Eaton Corp.	642,050
8,475	Komatsu Ltd. - ADR (a)	258,233
6,100	Parker Hannifin Corp.	526,430

		1,640,056

	Media - 1.55%
9,375	IMAX Corp. (b)	262,969
4,575	Scripps Networks Interactive, Inc.	236,756

		499,725

	Metals & Mining - 6.45%
16,450	Anglo American Plc - ADR (a)	429,510
8,625	Barrick Gold Corp.	458,678
2,925	Cliffs Natural Resources, Inc.	228,179
2,325	Freeport-McMoRan Copper & Gold, Inc.	279,209
6,625	Pan American Silver Corp. (a)	273,016
6,600	Teck Resources Ltd. (a)	408,078

		2,076,670

	Oil & Gas - 3.89%
4,585	Apache Corp.	546,670
2,950	CNOOC Ltd. - ADR (a)	703,191

		1,249,861

	Personal Products - 0.78%
3,675	Herbalife, Ltd.	251,260

	Pharmaceuticals - 1.52%
4,350	Novo Nordisk A/S - ADR (a)	489,680

See notes to financial statements.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductor & Semiconductor Equipment - 6.57%
7,525	Altera Corp.	$267,740
11,100	ARM Holdings Plc - ADR (a)	230,325
11,650	ASML Holding N.V. - ADR (a)	446,660
9,575	Cirrus Logic, Inc. (a)(b)	153,009
12,100	Intel Corp.	254,463
16,450	Marvell Technology Group Ltd. (b)	305,148
9,500	Omnivision Technologies, Inc. (a)(b)	281,295
4,125	Veeco Instruments, Inc. (a)(b)	177,210

		2,115,850

	Software - 6.26%
6,650	Autodesk, Inc. (b)	254,030
9,875	Check Point Software Technologies, Ltd. (a)(b)	456,818
5,000	Intuit, Inc. (a)(b)	246,500
7,050	Longtop Financial Technologies Ltd. - ADR (b)	255,069
20,175	Oracle Corp.	631,477
6,225	Taleo Corp. (b)	172,121

		2,016,015

	Specialty Retail - 1.94%
5,525	Abercrombie & Fitch Co. (a)	318,406
9,600	CarMax, Inc. (b)	306,048

		624,454

	Textiles, Apparel & Luxury Goods - 3.31%
10,125	Coach, Inc. (a)	560,013
7,375	Lululemon Athletica, Inc. (a)(b)	504,598

		1,064,611

	Wireless Telecommunication Services - 0.66%
4,750	NII Holdings, Inc. (b)	212,135

	Total Common Stocks (Cost $23,059,359)	31,231,584

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 2.51%
	Money Market Fund - 2.51%
807,396	Federated Prime Obligations Fund Effective Yield, 0.170%	$807,396

	Total Short-Term Investments (Cost $807,396)	807,396

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 29.14%
	Money Market Fund - 29.14%
9,380,536	Mount Vernon Prime Portfolio Effective Yield, 0.292%	9,380,536

	Total Investments Purchased as Securities Lending Collateral (Cost $9,380,536)	9,380,536

	Total Investments (Cost $33,247,291) - 128.68%	41,419,516
	Liabilities in Excess of Other Assets - (28.68)%	-9,232,469

	TOTAL NET ASSETS - 100.00%	$32,187,047

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security is on loan.
(b)	Non-Income Producing.

See notes to financial statements.

Genworth PYRAMIS® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	COMMON STOCKS - 94.35%
	Aerospace & Defense - 1.78%
31,670	BE Aerospace, Inc. (a)(b)	$1,172,740

	Auto Components - 1.81%
17,920	China Automotive Systems, Inc. (a)(b)	243,712
26,080	Dana Holding Corp. (b)	448,837
12,190	Tenneco, Inc. (a)(b)	501,740

		1,194,289

	Beverages - 1.33%
28,440	Constellation Brands, Inc. (b)	629,946
4,660	Hansen Natural Corp. (b)	243,625

		873,571

	Biotechnology - 4.62%
68,700	Amarin Corporation Plc - ADR (b)	564,028
14,880	BioMarin Pharmaceutical, Inc. (a)(b)	400,718
49,840	Chelsea Therapeutics International, Ltd. (a)(b)	373,800
18,800	Neurocrine Biosciences, Inc. (b)	143,632
23,880	Onyx Pharmaceuticals, Inc. (a)(b)	880,457
6,540	Pharmasset, Inc. (a)(b)	283,901
16,120	Theravance, Inc. (a)(b)	404,128

		3,050,664

	Capital Markets - 5.21%
6,570	Fxcm, Inc. (a)(b)	87,053
13,900	Invesco, Ltd.	334,434
133,310	MF Global Holdings, Ltd. (a)(b)	1,114,472
52,880	TD Ameritrade Holding Corp.	1,004,191
25,310	Waddell & Reed Financial, Inc.	893,190

		3,433,340

	Chemicals - 4.48%
14,380	Ashland, Inc.	731,366
16,400	Celanese Corp.	675,188
5,290	CF Industries Holdings, Inc.	714,944
10,480	Rockwood Holdings, Inc. (b)	409,978
9,670	Westlake Chemical Corp.	420,355

		2,951,831

	Commercial Banks - 4.14%
6,450	Comerica, Inc.	272,448
46,450	Firstmerit Corp.	919,246
154,870	Huntington Bancshares, Inc.	1,063,956
67,670	Regions Financial Corp. (a)	473,690

		2,729,340

	Communications Equipment - 2.15%
14,600	Adtran, Inc.	528,665
5,450	Blue Coat Systems, Inc. (a)(b)	162,792
43,960	Emulex Corp. (b)	512,574
10,330	Sycamore Networks, Inc.	212,695

		1,416,726

	Computers & Peripherals - 1.96%
13,080	Synaptics, Inc. (a)(b)	384,290
26,830	Western Digital Corp. (b)	909,537

		1,293,827

Number of Shares		Value
	Construction & Engineering - 2.04%
9,260	Aecom Technology Corp. (b)	$259,002
15,600	Chicago Bridge & Iron Co. N.V. (b)	513,240
16,560	Foster Wheeler AG (a)(b)	571,651

		1,343,893

	Construction Materials - 0.29%
2,080	Martin Marietta Materials, Inc. (a)	191,859

	Diversified Consumer Services - 0.61%
8,350	DeVry, Inc. (a)	400,633

	Diversified Telecommunication Services - 0.80%
32,460	Cogent Communications Group, Inc. (a)(b)	458,984
8,880	Qwest Communications International, Inc.	67,577

		526,561

	Electric Utilities - 1.65%
22,160	Portland General Electric Co.	480,872
20,300	UIL Holdings, Corp. (a)	608,188

		1,089,060

	Energy Equipment & Services - 2.37%
5,210	Oil States International, Inc. (b)	333,909
57,030	Patterson-UTI Energy, Inc. (a)	1,228,996

		1,562,905

	Food Products - 1.69%
29,320	Chiquita Brands International, Inc. (b)	411,066
5,950	Corn Products International, Inc.	273,700
23,130	Del Monte Foods Co.	434,844

		1,119,610

	Gas Utilities - 1.99%
20,110	National Fuel Gas Co.	1,319,619

	Health Care Equipment & Supplies - 1.97%
24,640	Hologic, Inc. (b)	463,725
11,600	Immucor, Inc. (a)(b)	230,028
6,300	Kinetic Concepts, Inc. (b)	263,844
7,350	Thoratec Corp. (b)	208,152
4,870	Volcano Corporation (a)(b)	133,000

		1,298,749

	Health Care Providers & Services - 1.93%
5,080	American Dental Partners, Inc. (b)	68,631
37,500	BioScrip, Inc. (b)	196,125
3,590	Community Health Systems, Inc. (b)	134,158
2,770	Emergency Medical Services Corp. (b)	178,970
7,980	Hanger Orthopedic Group, Inc. (b)	169,096
13,560	HealthSouth Corp. (b)	280,827
9,530	Omnicare, Inc.	241,967

		1,269,774

	Health Care Technology - 0.33%
11,460	Allscripts Healthcare Solutions, Inc. (b)	220,834

	Hotels, Restaurants & Leisure - 3.56%
13,860	Bally Technologies, Inc. (b)	584,752
14,920	California Pizza Kitchen, Inc. (b)	257,818
11,260	Cheesecake Factory, Inc. (a)(b)	345,232

See notes to financial statements.

Genworth PYRAMIS® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
19,380	International Game Technology (a)	$342,832
35,340	MGM Resorts International (a)(b)	524,798
61,950	Ruth’s Hospitality Group, Inc. (a)(b)	286,829

		2,342,261

	Household Durables - 1.40%
43,220	D.R. Horton, Inc.	515,615
18,040	Leggett & Platt, Inc.	410,590

		926,205

	Insurance - 4.31%
36,810	American Equity Investment Life Holding Co.	461,966
28,200	Delphi Financial Group, Inc.	813,288
17,960	Lincoln National Corp.	499,468
1,500	PartnerRe, Ltd. (a)	120,525
21,000	Platinum Underwriters Holdings, Ltd.	944,369

		2,839,616

	Internet & Catalog Retail - 0.49%
12,940	Expedia, Inc.	324,665

	Internet Software & Services - 1.54%
3,790	Rightnow Technologies, Inc. (b)	89,709
20,100	Vistaprint N.V. (b)	924,600

		1,014,309

	IT Services - 0.72%
31,300	Genpact Limited (b)	475,760

	Life Sciences Tools & Services - 0.78%
7,260	Charles River Laboratories (a)(b)	258,020
31,800	Sequenom, Inc. (a)(b)	255,036

		513,056

	Machinery - 8.72%
19,920	AGCO Corp. (a)(b)	1,009,147
1,500	Bucyrus International, Inc.	134,100
14,700	CNH Global N.V. (b)	701,778
27,620	Commercial Vehicle Group, Inc. (a)(b)	448,825
1,870	Cummins, Inc.	205,719
9,590	Joy Global, Inc.	831,933
35,570	Kennametal, Inc.	1,403,592
32,770	Terex Corp. (b)	1,017,181

		5,752,275

	Marine - 0.12%
5,600	Genco Shipping & Trading, Ltd. (a)(b)	80,640

	Media - 1.73%
10,430	DreamWorks Animation SKG, Inc. (b)	307,372
49,740	Interpublic Group of Companies, Inc. (b)	528,239
25,800	Regal Entertainment Group (a)	302,892

		1,138,503

	Metals & Mining - 2.14%
2,300	Compass Minerals International, Inc.	205,321
12,990	Reliance Steel & Aluminum Co.	663,788
4,720	Royal Gold, Inc. (a)	257,854
2,220	Walter Energy, Inc. (a)	283,805

		1,410,768

	Multi-Utilities - 1.14%
19,360	CMS Energy Corp. (a)	360,096
8,530	OGE Energy Corp.	388,456

		748,552

Number of Shares		Value
	Oil & Gas - 4.67%
9,180	Berry Petroleum Company (a)	$401,166
1,500	Cimarex Energy Co.	132,795
5,620	Concho Resources, Inc. (a)(b)	492,705
27,390	Forest Oil Corp. (b)	1,039,999
6,680	Newfield Exploration Co. (b)	481,695
21,300	Petrohawk Energy Corp. (a)(b)	388,725
2,430	SM Energy Co. (a)	143,200

		3,080,285

	Pharmaceuticals - 0.93%
6,680	Impax Laboratories, Inc. (b)	134,335
11,000	Valeant Pharmaceuticals International, Inc.	311,189
3,190	Watson Pharmaceuticals, Inc. (b)	164,764

		610,288

	Real Estate Management & Development - 2.11%
4,770	CoreSite Realty Corp. (a)	65,063
15,810	Jones Lang Lasalle, Inc.	1,326,775

		1,391,838

	Road & Rail - 0.73%
38,630	Swift Transportation Co. (b)	483,261

	Semiconductor & Semiconductor Equipment - 2.93%
20,380	Advanced Micro Devices, Inc. (b)	166,708
15,400	Avago Technologies, Ltd.	438,438
52,080	Fairchild Semiconductor International, Inc. (a)(b)	812,970
16,430	Netlogic Microsystems, Inc. (a)(b)	516,066

		1,934,182

	Software - 6.50%
40,910	Ariba, Inc. (a)(b)	960,975
4,840	BMC Software, Inc. (b)	228,158
8,700	Check Point Software Technologies, Ltd. (b)	402,462
96,640	Demandtec, Inc. (a)(b)	1,047,577
18,930	Nuance Communications, Inc. (a)(b)	344,147
16,630	Pegasystems, Inc. (a)	609,157
30,790	Solarwinds, Inc. (b)	592,708
3,790	Sourcefire, Inc. (a)(b)	98,275

		4,283,459

	Specialty Retail - 2.46%
19,830	Express, Inc.	372,804
15,750	hhgregg, Inc. (a)(b)	329,963
9,580	Limited Brands, Inc.	294,393
33,820	Radioshack Corp. (a)	625,332

		1,622,492

	Textiles, Apparel & Luxury Goods - 1.57%
5,970	Coach, Inc. (a)	330,201
28,670	Jones Group, Inc.	445,532
7,900	Vera Bradley, Inc. (a)(b)	260,700

		1,036,433

	Trading Companies & Distributors - 1.26%
36,400	United Rentals, Inc. (a)(b)	828,100

See notes to financial statements.

Genworth PYRAMIS® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	COMMON STOCKS (Continued)
	Water Utilities - 0.76%
19,690	American Water Works Co., Inc.	$497,960

	Wireless Telecommunication Services - 0.63%
9,320	NII Holdings, Inc. (b)	416,231

	Total Common Stocks (Cost $56,915,622)	62,210,964

	INVESTMENT COMPANIES - 2.14%
	Investment Companies - 2.14%
18,000	iShares Russell 2000 Index Fund	1,408,140

	Total Investment Companies (Cost $1,301,272)	1,408,140

	REAL ESTATE INVESTMENT TRUSTS - 1.81%
	Real Estate Investment Trusts - 1.81%
54,900	Cedar Shopping Centers, Inc.	345,321
9,170	Chesapeake Lodging Trust (a)	172,488
18,540	Post Properties, Inc. (a)	673,002

	Total Real Estate Investment Trusts (Cost $1,127,779)	1,190,811

	SHORT-TERM INVESTMENTS - 0.03%
	Money Market Fund - 0.03%
18,753	Federated Prime Obligations Fund Effective Yield, 0.170%	18,753

	Total Short-Term Investments (Cost $18,753)	18,753

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 25.91%
	Money Market Fund - 25.91%
17,082,565	Mount Vernon Prime Portfolio Effective Yield, 0.292%	17,082,565

	Total Investments Purchased as Securities Lending Collateral (Cost $17,082,565)	17,082,565

	Total Investments (Cost $76,445,991) - 124.24%	81,911,233
	Liabilities in Excess of Other Assets - (24.24)%	-15,982,200

	TOTAL NET ASSETS - 100.00%	$65,929,033

Percentages are stated as a percent of net assets.

Pyramis is a registered service mark of FMR LLC. Used under license.

ADR	American Depositary Receipt
(a)	All or a portion of this security is on loan.
(b)	Non-Income Producing.

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	COMMON STOCKS - 93.77%
	Aerospace & Defense - 0.62%
1,670	Lockheed Martin Corp.	$116,750

	Automobiles - 1.01%
5,514	Harley Davidson, Inc. (a)	191,170

	Beverages - 3.98%
2,425	Diageo Plc - ADR	180,250
4,495	Heineken Holding N.V.	195,485
5,750	The Coca-Cola Co. (a)	378,178

		753,913

	Capital Markets - 6.89%
3,135	Ameriprise Financial, Inc.	180,419
620	Goldman Sachs Group, Inc.	104,259
4,970	Julius Baer Group Ltd.	232,711
2,590	Julius Baer Holding A.G.	42,812
24,355	The Bank of New York Mellon Corp.	735,521
500	The Charles Schwab Corporation	8,555

		1,304,277

	Chemicals - 2.51%
420	Air Products & Chemicals, Inc.	38,199
3,515	Monsanto Co. (a)	244,784
790	Potash Corp. of Saskatchewan, Inc.	122,316
750	Praxair, Inc. (a)	71,603

		476,902

	Commercial Banks - 4.27%
26,093	Wells Fargo & Company	808,622

	Commercial Services & Supplies - 1.44%
10,952	Iron Mountain, Inc.	273,909

	Computers & Peripherals - 0.79%
3,545	Hewlett-Packard Co.	149,245

	Construction Materials - 0.28%
1,180	Vulcan Materials Company (a)	52,345

	Consumer Finance - 4.11%
18,120	American Express Co.	777,710

	Containers & Packaging - 1.92%
14,270	Sealed Air Corp.	363,172

	Diversified Financial Services - 0.82%
956	Bank of America Corporation	12,753
450	JPMorgan Chase & Co.	19,089
4,620	Moody’s Corp. (a)	122,615

		154,457

	Electronic Equipment & Instruments - 1.01%
4,620	Agilent Technologies, Inc. (a)(b)	191,407

	Energy Equipment & Services - 0.83%
455	Schlumberger Ltd.	37,993
1,705	Transocean Ltd. (b)	118,514

		156,507

	Food & Staples Retailing - 7.56%
10,840	Costco Wholesale Corporation	782,756
18,639	CVS Caremark Corporation (a)	648,078

		1,430,834

	Food Products - 1.48%
1,800	Kraft Foods, Inc. (a)	56,718

Number of Shares		Value
	Food Products (Continued)
1,650	Nestle S.A.	$96,663
805	The Hershey Company	37,956
2,820	Unilever N.V. - ADR (a)	88,548

		279,885

	Health Care Equipment & Supplies - 1.72%
3,130	Baxter International, Inc. (a)	158,441
1,970	Becton Dickinson & Co.	166,504

		324,945

	Health Care Providers & Services - 1.98%
6,938	Express Scripts, Inc. (a)(b)	374,999

	Household Durables - 0.18%
630	Hunter Douglas N.V.	33,313

	Household Products - 1.54%
4,520	Procter & Gamble Co.	290,772

	Industrial Conglomerates - 0.67%
3,055	Tyco International Ltd.	126,599

	Insurance - 9.22%
390	Aon Corp.	17,944
4	Berkshire Hathaway, Inc. - Class A (b)	481,801
310	Everest Re Group Ltd.	26,294
145	Fairfax Financial Holdings Ltd.	59,386
13,717	Loews Corporation	533,729
47	Markel Corp. (b)	17,772
21,462	The Progressive Corporation	426,450
3,518	Transatlantic Holdings, Inc.	181,599

		1,744,975

	Internet Software & Services - 0.94%
299	Google, Inc. (b)	177,597

	IT Services - 0.24%
650	Visa, Inc. (a)	45,747

	Marine - 0.97%
33,400	China Shipping Development Co. Ltd.	44,467
1,000	Kuehne & Nagel International A.G.	139,128

		183,595

	Media - 1.24%
3,486	Grupo Televisa, S.A. - ADR (b)	90,393
3,390	Liberty Media Corporation - Interactive (b)	53,460
265	Liberty Media Corporation - Starz (b)	17,617
5,065	News Corp.	73,746

		235,216

	Metals & Mining - 1.11%
2,200	BHP Billiton Plc	88,510
1,708	Rio Tinto Plc	121,748

		210,258

	Oil & Gas - 14.00%
12,670	Canadian Natural Resource Ltd.	562,801
71,800	China Coal Energy Company Ltd.	111,995
7,569	Devon Energy Corp.	594,242
6,160	EOG Resources, Inc.	563,086
7,250	Occidental Petroleum Corp. (a)	711,225
9,000	OGX Petroleo e Gas Participacoes S.A. (b)	108,434

		2,651,783

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	COMMON STOCKS (Continued)
	Paper & Forest Products - 1.34%
10,820	Sino-Forest Corp. (b)	$253,442

	Personal Products - 0.44%
890	Mead Johnson Nutrition Co.	55,403
950	Natura Cosmeticos S.A.	27,292

		82,695

	Pharmaceuticals - 8.45%
7,010	Johnson & Johnson	433,569
15,049	Merck & Co., Inc.	542,365
19,370	Pfizer, Inc.	339,169
1,950	Roche Holdings A.G.	285,856

		1,600,959

	Real Estate Management & Development - 1.09%
2,325	Brookfield Asset Management, Inc.	77,399
19,700	Hang Lung Group Ltd.	129,432

		206,831

	Semiconductor & Semiconductor Equipment - 2.02%
11,785	Texas Industries, Inc. (a)	383,012

	Software - 1.75%
7,850	Activision Blizzard, Inc.	97,654
8,370	Microsoft Corp.	233,690

		331,344

	Specialty Retail - 2.89%
7,005	Bed Bath & Beyond, Inc. (b)	344,296
6,382	CarMax, Inc. (b)	203,458

		547,754

	Tobacco - 1.06%
3,444	Philip Morris International, Inc.	201,577

	Transportation Infrastructure - 1.01%
43,679	China Merchants Holdings International Co. Ltd.	172,420
3,500	LLX Logistica S.A. (b)	9,973
4,100	Portx Operacoes Portuarias S.A. (b)	9,163

		191,556

	Wireless Telecommunication Services - 0.39%
1,290	America Movil, S.A.B de C.V. - ADR (a)	73,969

	Total Common Stocks (Cost $14,868,165)	17,754,043

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 6.44%
	Money Market Fund - 6.44%
1,218,808	Federated Prime Obligations Fund Effective Yield, 0.170%	$1,218,808

	Total Short-Term Investments (Cost $1,218,808)	1,218,808

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 18.42%
	Money Market Fund - 18.42%
3,487,420	Mount Vernon Prime Portfolio Effective Yield, 0.292%	3,487,420

	Total Investments Purchased as Securities Lending Collateral (Cost $3,487,420)	3,487,420

	Total Investments (Cost $19,574,393) - 118.63%	22,460,271
	Liabilities in Excess of Other Assets - (18.63)%	-3,527,889

	TOTAL NET ASSETS - 100.00%	$18,932,382

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is on loan.
(b)	Non-Income Producing.

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	COMMON STOCKS - 96.48%
	Aerospace & Defense - 3.28%
5,747	Boeing Co.	$375,049
12,452	General Dynamics Corp.	883,594
11,494	United Technologies Corp.	904,807

		2,163,450

	Beverages - 1.04%
10,536	PepsiCo, Inc.	688,317

	Biotechnology - 1.32%
15,900	Amgen, Inc. (b)	872,910

	Capital Markets - 2.69%
8,046	Goldman Sachs Group, Inc.	1,353,015
7,663	Northern Trust Corp.	424,607

		1,777,622

	Chemicals - 0.69%
4,979	Air Products & Chemicals, Inc.	452,840

	Commercial Banks - 8.98%
50,765	Fifth Third Bancorp	745,230
76,626	KeyCorp (a)	678,140
23,946	The PNC Financial Services Group, Inc.	1,454,001
40,229	U.S. Bancorp (a)	1,084,976
63,306	Wells Fargo & Company	1,961,853

		5,924,200

	Commercial Services & Supplies - 0.73%
13,026	Waste Management, Inc. (a)	480,269

	Communications Equipment - 1.48%
32,632	Cisco Systems, Inc. (b)	660,145
27,396	Ericsson LM Telephone Co. - ADR	315,876

		976,021

	Computers & Peripherals - 2.05%
16,881	Hewlett Packard Co.	710,690
4,412	International Business Machines Corp.	647,505

		1,358,195

	Consumer Finance - 1.00%
15,325	American Express Co.	657,749

	Diversified Financial Services - 5.35%
99,614	Bank of America Corporation	1,328,851
95,836	Citigroup, Inc. (b)	453,304
41,217	JPMorgan Chase & Co.	1,748,425

		3,530,580

	Diversified Telecommunication Services - 2.34%
25,861	AT&T, Inc.	759,796
22,030	Verizon Communications, Inc. (a)	788,234

		1,548,030

	Electric Utilities - 1.46%
26,819	American Electric Power Company, Inc.	964,948

	Food & Staples Retailing - 3.43%
22,030	CVS Caremark Corporation (a)	765,983
27,777	Wal-Mart Stores, Inc.	1,498,014

		2,263,997

Number of Shares		Value
	Food Products - 3.48%
6,913	Kellogg Co.	$353,116
17,241	Kraft Foods, Inc. (a)	543,264
23,896	Nestle S.A.	1,399,915

		2,296,295

	Health Care Equipment & Supplies - 1.06%
15,325	Covidien Plc	699,740

	Health Care Providers & Services - 1.00%
18,270	UnitedHealth Group, Inc.	659,730

	Hotels, Restaurants & Leisure - 2.66%
12,452	Carnival Corp.	574,162
15,363	McDonald’s Corp.	1,179,263

		1,753,425

	Household Products - 0.55%
5,754	Kimberly Clark Corp.	362,732

	Industrial Conglomerates - 2.62%
70,879	General Electric Co.	1,296,377
10,536	Tyco International Ltd. (a)	436,612

		1,732,989

	Insurance - 5.55%
23,946	Lincoln National Corp.	665,938
28,735	MetLife, Inc.	1,276,983
22,988	Prudential Financial, Inc.	1,349,626
6,705	The Travelers Companies, Inc.	373,536

		3,666,083

	IT Services - 1.28%
7,922	Accenture Plc	384,138
2,053	MasterCard, Inc.	460,098

		844,236

	Life Sciences Tools & Services - 0.64%
7,663	Thermo Fisher Scientific, Inc. (b)	424,224

	Machinery - 1.48%
5,747	Caterpillar, Inc. (a)	538,264
7,647	PACCAR, Inc.	439,091

		977,355

	Media - 1.51%
13,026	The Walt Disney Co. (a)	488,605
7,663	Time Warner Cable, Inc.	505,988

		994,593

	Metals & Mining - 4.05%
10,344	BHP Billiton Ltd. - ADR (a)	961,164
10,074	Freeport-McMoRan Copper & Gold, Inc.	1,209,787
8,640	United States Steel Corp. (a)	504,749

		2,675,700

	Multiline Retail - 1.13%
12,452	Target Corp.	748,739

	Multi-Utilities - 3.31%
15,325	PG&E Corporation	733,148
22,030	Public Service Enterprise Group, Inc.	700,774
14,367	Sempra Energy	753,980

		2,187,902

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil & Gas - 13.89%
13,410	Apache Corp.	$1,598,874
25,861	ConocoPhillips	1,761,134
18,390	Exxon Mobil Corp.	1,344,677
18,007	Hess Corp.	1,378,256
18,007	Occidental Petroleum Corp.	1,766,487
20,689	Peabody Energy Corp.	1,323,682

		9,173,110

	Pharmaceuticals - 8.43%
24,903	Abbott Laboratories	1,193,103
24,004	Johnson & Johnson	1,484,647
36,397	Merck & Co., Inc.	1,311,748
90,035	Pfizer, Inc.	1,576,512

		5,566,010

	Road & Rail - 1.62%
11,524	Union Pacific Corp.	1,067,814

	Semiconductor & Semiconductor Equipment - 0.55%
17,261	Intel Corp.	362,999

	Software - 1.77%
26,819	Microsoft Corp.	748,786
13,410	Oracle Corp.	419,733

		1,168,519

	Specialty Retail - 2.39%
13,410	Best Buy Co., Inc.	459,829
17,294	Staples, Inc.	393,784
16,317	The TJX Companies, Inc.	724,312

		1,577,925

	Tobacco - 0.56%
6,326	Philip Morris International, Inc.	370,261

	Wireless Telecommunication Services - 1.11%
21,072	Rogers Communications, Inc. (a)	729,723

	Total Common Stocks (Cost $48,623,817)	63,699,232

	REAL ESTATE INVESTMENT TRUSTS - 2.31%
	Real Estate Investment Trusts - 2.31%
4,953	AvalonBay Communities, Inc. (a)	557,460
4,789	Boston Properties, Inc.	412,333
6,705	Vornado Realty Trust	558,728

	Total Real Estate Investment Trusts (Cost $831,497)	1,528,521

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 0.60%
	Money Market Fund - 0.60%
398,574	Federated Prime Obligations Fund Effective Yield, 0.170%	$398,574

	Total Short-Term Investments (Cost $398,574)	398,574

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 10.82%
	Money Market Fund - 10.82%
7,146,983	Mount Vernon Prime Portfolio Effective Yield, 0.292%	7,146,983

	Total Investments Purchased as Securities Lending Collateral (Cost $7,146,983)	7,146,983

	Total Investments (Cost $57,000,871) - 110.21%	72,773,310
	Liabilities in Excess of Other Assets - (10.21)%	-6,741,204

	TOTAL NET ASSETS - 100.00%	$66,032,106

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is on loan.
(b)	Non-Income Producing.

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	COMMON STOCKS - 99.96%
	Aerospace & Defense - 2.20%
18,430	L-3 Communications Holdings, Inc.	$1,299,131

	Biotechnology - 17.98%
11,240	Alkermes, Inc. (b)	138,027
45,550	Amgen, Inc. (b)	2,500,695
51,010	Biogen Idec, Inc. (b)	3,420,221
53,680	Genzyme Corp. (b)	3,822,016
9,620	ISIS Pharmaceuticals, Inc. (a)(b)	97,354
18,350	Vertex Pharmaceuticals, Inc. (a)(b)	642,801

		10,621,114

	Capital Markets - 0.51%
11,630	Cohen & Steers, Inc. (a)	303,543

	Communications Equipment - 0.48%
5,270	Arris Group, Inc. (a)(b)	59,129
21,650	Nokia Corp. - ADR (a)	223,428

		282,557

	Computers & Peripherals - 4.42%
38,900	SanDisk Corporation (b)	1,939,554
44,560	Seagate Technology Plc (b)	669,737

		2,609,291

	Construction & Engineering - 1.20%
10,730	Fluor Corp. (a)	710,970

	Electronic Equipment & Instruments - 2.21%
1,920	Dolby Laboratories, Inc. (a)(b)	128,064
33,280	Tyco Electronics Ltd.	1,178,112

		1,306,176

	Energy Equipment & Services - 12.07%
18,620	Core Laboratories N.V. (a)	1,658,111
20,500	National-Oilwell Varco, Inc.	1,378,625
179,430	Weatherford International Ltd. (a)(b)	4,091,004

		7,127,740

	Health Care Equipment & Supplies - 2.57%
33,220	Covidien Plc	1,516,825

	Health Care Providers & Services - 6.05%
98,910	UnitedHealth Group, Inc.	3,571,640

	Industrial Conglomerates - 2.83%
40,190	Tyco International Ltd. (a)	1,665,473

	Machinery - 2.28%
27,190	Pall Corp.	1,348,080

	Media - 18.77%
425	Ascent Media Corp. (b)	16,473
85,100	Cablevision Systems Corp.	2,879,783
8,090	CBS Corp.	154,115
16,800	Comcast Corp.	369,096
142,670	Comcast Corp. - Series C	2,968,962
28,541	DIRECTV (b)	1,139,642

Number of Shares		Value
	Media (Continued)
6,890	Discovery Communications, Inc. (a)(b)	$287,313
6,890	Discovery Communications, Inc. - Series C (b)	252,794
5,810	Liberty Global, Inc. (a)(b)	205,558
5,920	Liberty Global, Inc. - Series C (a)(b)	200,629
7,340	Liberty Media Corporation - Capital (b)	459,190
46,850	Liberty Media Corporation - Interactive (b)	738,825
3,644	Liberty Media Corporation - Starz (b)	242,253
28,445	Madison Square Garden, Inc. (b)	733,312
7,250	Viacom, Inc.	287,173
10,340	World Wrestling Entertainment, Inc. (a)	147,242

		11,082,360

	Metals & Mining - 2.54%
9,340	Freeport-McMoRan Copper & Gold, Inc.	1,121,640
8,590	Nucor Corp. (a)	376,414

		1,498,054

	Oil & Gas - 7.76%
60,175	Anadarko Petroleum Corp.	4,582,928

	Pharmaceuticals - 6.90%
89,030	Forest Laboratories, Inc. (b)	2,847,179
5,090	Teva Pharmaceutical Industries Ltd. - ADR (a)	265,342
34,011	Valeant Pharmaceuticals International, Inc. (a)	962,171

		4,074,692

	Semiconductor & Semiconductor Equipment - 5.38%
39,990	Broadcom Corp.	1,741,564
9,850	Cree, Inc. (a)(b)	649,017
4,060	DSP Group, Inc. (b)	33,048
25,900	Intel Corp.	544,677
7,260	Standard Microsystems Corp. (b)	209,306

		3,177,612

	Software - 1.71%
8,340	Advent Software, Inc. (a)(b)	483,053
13,830	Autodesk, Inc. (b)	528,306

		1,011,359

	Specialty Retail - 0.11%
18,870	Charming Shoppes, Inc. (b)	66,989

	Thrifts & Mortgage Finance - 1.99%
35,550	Astoria Financial Corp. (a)	494,501
35,980	New York Community Bancorp, Inc. (a)	678,223

		1,172,724

	Total Common Stocks (Cost $31,486,438)	59,029,258

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 14.06%
	Money Market Fund - 14.06%
8,300,718	Mount Vernon Prime Portfolio Effective Yield, 0.292%	$8,300,718

	Total Investments Purchased as Securities Lending Collateral (Cost $8,300,718)	8,300,718

	Total Investments (Cost $39,787,156) - 114.02%	67,329,976
	Liabilities in Excess of Other Assets - (14.02)%	-8,279,260

	TOTAL NET ASSETS - 100.00%	$59,050,716

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security is on loan.
(b)	Non-Income Producing.

See notes to financial statements.

Genworth PIMCO StocksPlus Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Principal Amount		Value
	ASSET BACKED SECURITIES - 3.17%
$1,400,000	American Money Management Corp. Series 2005-5A, 0.488%, 08/08/2017(b)(c)	$1,323,626
989,338	Ares CLO Series 2006-6RA, 0.530%, 03/12/2018(b)(c)	931,648
52,083	Ballyrock CLO Series 2003-2, 0.814%, 11/20/2015 (Acquired 12/13/2010, Cost $52,083)(b)(d)	50,850
606,734	Magnolia Funding Ltd. Series 2010-1A1, 3.000%, 04/20/2017(c)	807,959
1,200,000	Series 2010-1A2, 3.000%, 04/20/2017(c)	1,551,181
300,000	Permanent Financing Plc Series 9X-4A, 1.139%, 06/10/2033 (Callable at $100.00 on 09/10/2012)(b)	397,555
100,000	Permanent Master Issuer Plc Series 2007-5A, 0.840%, 10/15/2033(b)	151,392
200,000	Plymouth Rock CLO Series 2010-1A, 1.920%, 02/16/2019 (Acquired 12/03/2010, Cost $200,000)(b)(d)	199,319
63,572	Securitized Asset Backed Receivables LLC Trust Series 2005-FR2, 0.701%, 03/25/2035(b)	63,488
	SLM Student Loan Trust
869,606	Series 2007-2, 0.288%, 07/25/2017(b)	863,023
588,316	Series 2008-9, 1.788%, 04/25/2023(b)	608,040
200,528	Structured Asset Securities Corp. Series 2005-AR1, 0.471%, 09/25/2035(b)	198,566

	Total Asset Backed Securities (Cost $7,116,279)	7,146,647

	COLLATERALIZED MORTGAGE OBLIGATIONS - 9.15%
938,173	American Home Mortgage Investment Trust Series 2004-4, 2.261%, 02/25/2045(b)	855,700
190,534	Asset Backed Funding Certificates Series 2005-HE2, 0.741%, 06/25/2035(b)	187,876
445,445	Banc of America Funding Corp. Series 2005-4, 5.500%, 08/25/2035	445,673
797,674	Bank of America Large Loan, Inc. Series FLT, 2.002%, 11/15/2013(b)(c)	712,266
	Bank of America Mortgage Securities
582,791	Series 2004-A, 3.493%, 02/25/2034(b)	537,989
716,989	Series 2005-E, 5.320%, 06/25/2035(b)	668,730

Principal Amount		Value
$44,064	Citigroup Mortgage Loan Trust, Inc. Series 2005-6, 2.560%, 09/25/2035(b)	$39,725
600,000	Commercial Mortgage Loan Trust Series FLT, 6.014%, 12/10/2049(b)	635,702
	Countrywide Alternative Loan Trust
281,679	Series 2007-7T2, 6.000%, 04/25/2037	198,415
403,076	Series 2006-OA21, 0.451%, 03/20/2047(b)	220,675
	Countrywide Home Loans
244,539	Series 2004-29, 0.591%, 02/25/2035(b)	168,884
156,813	Series 2005-24, 5.500%, 11/25/2035	146,644
1,526,682	Series 2005-HYB9, 5.250%, 02/20/2036(b)	1,021,225
188,715	Series 2006-OA5, 0.461%, 04/25/2046(b)	115,546
	Deutsche ALT-A Securities, Inc.
1,315,929	Series 2005-1, 0.761%, 02/25/2035(b)	999,850
26,811	Series 2007-1, 0.351%, 08/25/2037(b)	26,622
2,036,997	First Horizon Alternative Mortgage Securities Series FLT, 2.349%, 08/25/2034(b)	1,764,581
2,400,000	FN CMO Shell Issuer 0.952%, 01/28/2041(b)	2,398,876
50,819	Globaldrive Auto Receivables Series 2008-2, 4.000%, 10/20/2016	68,508
192,815	Greenwich Capital Commercial Funding Corp. Series 2007-GG9, 5.381%, 03/10/2039	198,146
	GS Mortgage Securities Corp.
90,754	Series 2007-EOP, 0.351%, 03/06/2020(b)(c)	88,578
500,000	Series 2007-EOP, 0.391%, 03/06/2020(b)(c)	481,809
300,000	Series 2007-EOP, 0.441%, 03/06/2020(b)(c)	281,710
	GSR Mortgage Loan Trust
43,627	Series 2005-AR6, 2.825%, 09/25/2035(b)	41,846
300,000	Series 2005-AR6, 2.901%, 09/25/2035(b)	245,247
427,401	Series 2005-AR7, 5.193%, 11/25/2035(b)	417,264
172,082	Series 2007-3F, 5.000%, 05/25/2037	167,392
	Harborview Mortgage Loan Trust
227,436	Series 2006-9, 0.471%, 11/19/2036(b)	151,104
122,804	Series FLT, 0.451%, 12/19/2036(b)	82,509
544,986	IXIS Real Estate Capital Trust Series A-3, 0.601%, 02/25/2036(b)	491,197

See notes to financial statements.

Genworth PIMCO StocksPlus Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$1,068,488	JP Morgan Mortgage Acqusition Corp. Series 2006-FRE1, 0.451%, 05/25/2035(b)	$986,912
124,642	JP Morgan Mortgage Trust Series 2006-S2, 5.875%, 06/25/2021	118,614
216,476	Morgan Stanley Mortgage Loan Trust Series 2006-8AR, 4.569%, 06/25/2036(b)	205,389
1,653,813	Navigator CDO Ltd. Series 2003-1A, 1.136%, 11/15/2015(b)(c)	1,596,310
277,649	Newgate Funding Plc Series 2007-3X, 1.349%, 12/15/2050(b)	421,522
1,020,710	Nomura Asset Acceptance Corp. Series 2005-AR5, 2.730%, 10/25/2035(b)	782,911
800,000	RBSCF Trust Series 2010-RR3, 5.467%, 09/16/2039(b)(c)	842,251
379,043	Structured Asset Mortgage Corp. Series 2006-AR3, 0.471%, 04/25/2036(b)	224,057
533,767	Thornburg Mortgage Securities Trust Series 2006-6, 0.371%, 12/25/2036(b)	526,881
688,431	TIAA Real Estate CDO Ltd. Series 2002-1X, 0.734%, 05/22/2017 (Acquired 12/16/2010, Cost $688,431)(b)(d)	676,633
261,803	Washington Mutual Series 2006-AR14, 5.489%, 11/25/2036(b)	203,629
205,978	Wells Fargo Mortgage Backed Securities Series 2006-AR8, 2.904%, 04/25/2036(b)	180,646

	Total Collateralized Mortgage Obligations (Cost $19,088,724)	20,626,044

	CONVERTIBLE BONDS - 0.27%
600,000	SL Green Operating Partnership LP 3.000%, 10/15/2017(c)	615,750

	Total Convertible Bonds (Cost $595,500)	615,750

	CORPORATE BONDS - 27.61%
	Airlines - 0.19%
377,723	United Airlines, Inc. 10.400%, 11/01/2016	436,270

	Building Products - 0.28%
600,000	Masco Corp. 5.875%, 07/15/2012	629,213

	Capital Markets - 0.21%
500,000	Morgan Stanley 0.739%, 10/18/2016	462,440

Principal Amount		Value
	Commercial Banks - 6.22%
$2,000,000	Commonwealth Bank of Australia 0.854%, 03/19/2013(c)	$2,005,529
500,000	Export-Import Bank of Korea 1.343%, 03/13/2012(c)	499,873
100,000	HBOS Plc 1.189%, 03/29/2016 (Callable at $100.00 on 03/29/2011)(b)	115,838
	ING Bank N.V.
300,000	0.919%, 01/13/2012(b)(c)	299,905
900,000	2.625%, 02/09/2012(c)	919,754
900,000	1.103%, 03/30/2012(b)(c)	897,221
300,000	Intesa SanPaolo SpA 0.789%, 01/19/2012	297,671
500,000	Lloyds TSB Group plc 12.000%, 12/16/2024(b)(c)	539,737
300,000	Macquarie Bank Limited 2.600%, 01/20/2012(c)	305,814
1,000,000	Santander US Debt S.A. 1.103%, 03/30/2012(c)	988,745
	The Royal Bank of Scotland Group Plc
1,900,000	1.450%, 10/20/2011(c)	1,911,045
2,000,000	1.500%, 03/30/2012(c)	2,017,845
2,000,000	2.625%, 05/11/2012(c)	2,048,001
100,000	7.640%, 03/31/2049 (Callable at $100.00 on 09/29/2017)(b)	67,000
1,100,000	UBS AG, Stamford Branch 1.584%, 02/23/2012	1,109,655

		14,023,633

	Commercial Services & Supplies - 1.29%
	International Lease Finance Corp.
600,000	5.250%, 01/10/2013(a)	603,000
900,000	6.625%, 11/15/2013	923,625
300,000	6.500%, 09/01/2014(c)	319,500
400,000	6.750%, 09/01/2016(c)	429,000
600,000	7.125%, 09/01/2018(c)	640,500

		2,915,625

	Consumer Finance - 2.35%
	Ford Motor Credit Co LLC
900,000	7.375%, 02/01/2011	902,322
900,000	7.800%, 06/01/2012	957,134
500,000	7.500%, 08/01/2012	531,803
1,500,000	GMAC LLC 6.875%, 08/28/2012	1,565,467
	GMAC, Inc.
500,000	6.000%, 12/15/2011	515,000
300,000	6.625%, 05/15/2012	312,750
500,000	Hsbc Finance Corp. 6.676%, 01/15/2021(c)	506,057

		5,290,533

	Diversified Financial Services - 6.89%
	American General Finance Corp.
500,000	5.200%, 12/15/2011	488,125
300,000	3.250%, 01/16/2013	350,976
	CIT Group, Inc.
28,017	7.000%, 05/01/2013 (Callable at $102.00 on 01/01/2011)(a)	28,647

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Diversified Financial Services (Continued)
$442,026	7.000%, 05/01/2014 (Callable at $102.00 on 01/01/2011) (a)	$447,551
342,026	7.000%, 05/01/2015 (Callable at $102.00 on 01/01/2011) (a)	343,736
70,043	7.000%, 05/01/2016 (Callable at $102.00 on 01/01/2011)	70,481
98,061	7.000%, 05/01/2017 (Callable at $102.00 on 01/01/2011) (a)	98,551
	Citigroup, Inc.
700,000	6.125%, 11/21/2017 (a)	768,205
100,000	4.750%, 02/10/2019 (Callable at $100.00 on 02/10/2014) (b)	122,354
700,000	El Paso Performance-Linked Trust 7.750%, 07/15/2011 (c)	720,075
1,000,000	FBG Finance Ltd. 5.125%, 06/15/2015 (c)	1,062,266
5,700,000	Glencore Funding LLC 6.000%, 04/15/2014 (c)	6,028,222
3,000,000	LeasePlan Corporation NV 3.000%, 05/07/2012 (c)	3,083,106
498,392	Racers 0.767%, 07/25/2017 (Acquired 06/07/10, Cost $475,813) (b)(d)	391,917
	SLM Corp.
700,000	0.588%, 01/27/2014 (b)	630,974
100,000	5.375%, 05/15/2014	100,569
400,000	Stone Street Trust 5.902%, 12/15/2015 (c)	411,158
400,000	VEB Finance Ltd. 5.450%, 11/22/2017 (Acquired 11/10/10, Cost $400,000) (d)	401,000

		15,547,913

	Diversified Telecommunication Services - 0.94%
900,000	Sprint Capital Corp. 7.625%, 01/30/2011 (a)	902,864
1,200,000	Verizon Wireless Capital LLC 3.750%, 05/20/2011	1,214,825

		2,117,689

	Health Care Facilities - 0.19%
400,000	HCA, Inc. 7.250%, 09/15/2020 (Callable at $103.63 on 03/15/2015) (a)	420,000

	Hotels, Restaurants & Leisure - 0.24%
500,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 05/01/2012	535,000

	Household Durables - 0.04%
100,000	Lennar Corp. 5.600%, 05/31/2015 (a)	97,000

Principal Amount		Value
	Independent Power Producers & Energy Traders - 0.27%
$600,000	Nrg Energy, Inc. 8.250%, 09/01/2020 (c)	$618,000

	Insurance - 1.25%
	American International Group, Inc.
200,000	5.600%, 10/18/2016 (a)	207,055
1,200,000	8.175%, 05/15/2058 (Callable at $100.00 on 05/15/2038) (b)	1,286,770
800,000	Hartford Financial Services Group, Inc. 6.000%, 01/15/2019	835,061
500,000	MetLife, Inc. 0.689%, 07/13/2011 (c)	500,646

		2,829,532

	Media - 0.09%
200,000	New York Times Co. 5.000%, 03/15/2015	195,576

	Metals & Mining - 0.35%
700,000	Vale Overseas Ltd. 6.250%, 01/23/2017	782,324

	Oil & Gas - 0.50%
400,000	BP Capital Markets Plc 4.500%, 10/01/2020	399,816
500,000	Odebrecht Drilling Norbe VIII Ltd. 6.350%, 06/30/2021 (a)(c)	522,500
200,000	Opti Canada, Inc. 9.000%, 12/15/2012 (a)(c)	201,500

		1,123,816

	Real Estate Investment Trust - 0.50%
1,050,000	Reckson Operating Partnership LP 7.750%, 03/15/2020	1,125,363

	Specialty Retail - 1.66%
3,000,000	AutoZone, Inc. 7.125%, 08/01/2018	3,495,734
200,000	Macy’s Retail Holdings, Inc. 8.375%, 07/15/2015 (a)	235,000

		3,730,734

	Technology Hardware & Equipment - 0.09%
200,000	Seagate Technology Holdings 6.375%, 10/01/2011	206,250

	Tobacco - 4.06%
	Altria Group, Inc.
1,000,000	9.700%, 11/10/2018	1,321,155
6,000,000	9.250%, 08/06/2019	7,842,576

		9,163,731

	Total Corporate Bonds (Cost $54,067,767)	62,250,642

	FOREIGN GOVERNMENT NOTES/BONDS - 1.77%
	Foreign Government Note/Bond - 1.77%
3,900,000	Canada 2.500%, 09/01/2013	3,986,213

	Total Foreign Government Notes/Bonds (Cost $3,859,030)	3,986,213

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 30.55%
870,751	Federal Home Administration 7.430%, 03/01/2021 (b)	865,273
	Federal Home Loan Mortgage Corp.
344,172	Series 3666, 0.990%, 05/15/2040 (b)	346,494
2,000,000	Pool #A9-5654, 4.000%, 12/01/2040	1,988,155

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
$10,000,000	Pool #C0-3565, 4.000%, 12/01/2040	$9,940,776
539,625	Series T-059, 6.500%, 10/25/2043	622,370
	Federal National Mortgage Association
42,381	Pool #889304, 4.000%, 04/01/2023	43,778
609,028	Pool #AA3176, 4.000%, 03/01/2024	628,346
2,760,103	Pool #930848, 4.000%, 04/01/2024	2,847,650
322,087	Pool #AA4536, 4.000%, 04/01/2024	332,304
612,545	Pool #AA6832, 4.000%, 05/01/2024	631,975
2,902,011	Pool #AA9127, 4.000%, 08/01/2024	2,994,060
456,195	Pool #935655, 4.000%, 10/01/2024	470,665
445,636	Pool #AC6804, 4.000%, 01/01/2025	459,771
411,392	Pool #AD1485, 4.000%, 02/01/2025	425,405
4,863,459	Pool #AD5011, 4.000%, 08/01/2025	5,029,121
7,000,000	Pool #TBA, 3.500%, 01/15/2026 (e)	7,050,316
133,934	Pool #985616, 5.500%, 04/01/2034	144,221
270,604	Pool #822101, 2.682%, 05/01/2035 (b)	282,311
259,178	Pool #834558, 5.036%, 09/01/2035 (b)	275,518
203,475	Series 2005-79, 0.671%, 09/25/2035 (b)	203,506
26,769	Pool #844000, 2.403%, 11/01/2035 (b)	27,739
308,111	Pool #866888, 3.247%, 01/01/2036 (b)	322,715
43,103	Series 2006-14, 1.108%, 03/25/2036 (b)	43,066
293,502	Series 2006-58, 0.961%, 07/25/2036 (b)	293,499
493,901	Series 2008-41, 6.539%, 11/25/2036 (Acquired 03/11/2010, Cost $70,822) (b)(d)(g)	78,758
283,607	Pool #905142, 5.500%, 02/01/2037	303,705
1,140,253	Series 2007-39, 6.509%, 05/25/2037 (Acquired 03/09/2010, Cost $175,722) (b)(d)(g)	177,764
361,381	Series 2007-73, 0.321%, 07/25/2037 (b)	356,675
374,081	Series 2007-106, 6.149%, 11/25/2037 (Acquired 04/22/2010, Cost $42,445) (b)(d)(g)	55,316
359,000	Pool #959454, 5.500%, 12/01/2037	384,441
847,904	Pool #929093, 5.500%, 02/01/2038	907,992
258,784	Pool #972296, 5.500%, 02/01/2038	277,083
214,677	Pool #929412, 5.500%, 05/01/2038	229,857

Principal Amount		Value

$752,194	Pool #975103, 5.500%, 06/01/2038	$805,382
783,542	Pool #985558, 5.500%, 06/01/2038	838,946
166,484	Pool #995018, 5.500%, 06/01/2038	178,542
983,510	Pool #889715, 5.500%, 07/01/2038	1,053,055
1,216,790	Pool #970771, 5.500%, 11/01/2038	1,302,830
266,910	Pool #AE2267, 5.500%, 11/01/2039	285,783
882,874	Pool #932391, 4.500%, 01/01/2040	907,483
2,000,000	Pool #AC9580, 4.500%, 02/01/2040	2,055,746
316,668	Series 2010-67, 1.011%, 06/25/2040 (b)	319,240
117,126	Pool #AD8380, 4.500%, 07/01/2040	120,372
5,830,899	Pool #AD8529, 4.500%, 08/01/2040	5,992,512
3,346,910	Series 2010-111, 0.773%, 10/25/2040 (b)	3,355,143
2,000,001	Pool #AE8392, 3.500%, 11/01/2040	1,912,622
8,690,637	Series 2010-141, 0.725%, 12/25/2040 (b)	8,700,593
1,973,772	Series 2010-136, 0.756%, 12/25/2040 (b)	1,974,547

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $68,987,795)	68,843,421

	MUNICIPAL BONDS - 0.22%
500,000	Michigan Municipal Bond Authority, Series B, Refunding, Revenue Bond, 5.000%, 03/21/2011	503,455

	Total Municipal Bonds (Cost $500,103)	503,455

	U.S. GOVERNMENT AGENCY ISSUES - 0.04%
83,758	Small Business Administration Participant 5.600%, 09/01/2028	90,508

	Total U.S. Government Agency Issues (Cost $83,758)	90,508

	U.S. TREASURY OBLIGATIONS - 5.05%
11,400,000	U.S. Treasury Notes - 5.05% 0.500%, 11/30/2012 (f)	11,387,084

	Total U.S. Treasury Obligations (Cost $11,379,732)	11,387,084

Contracts
	PURCHASED OPTIONS - 0.00%
	Options on Futures Contracts - 0.00%
	Put Options
52	U.S. Treasury 10 Year Note Futures Expiration: February 2011, Exercise Price $116.50	4,875

	Total Purchased Options (Cost $32,630)	4,875

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	REPURCHASE AGREEMENTS - 0.44%
	Repurchase Agreements - 0.44%
	Barclays Repurchase Agreement
$641,000	0.340%, 11/06/2011 (Collateralized by Allegheny Energy Supply, value $277,966, 8.25%, 04/15/2012 and Time Warner Entertainment, value $380,994, 10.15%, 05/01/2012)	$641,000
180,000	0.340%, 12/29/2011 (Collateralized by Marathon Oil Corp., value $185,367, 8.38%, 05/01/2012)	180,000
175,000	0.420%, 05/11/2012 (Collateralized by UST, Inc., value $183,524, 6.63%, 07/15/2012)	175,000

		996,000

	Total Repurchase Agreements (Cost $996,000)	996,000

	SHORT-TERM INVESTMENTS - 29.83%
	Money Market Fund - 1.68%
3,787,577	Federated Prime Obligations Fund Effective Yield, 0.170%	3,787,577

	Repurchase Agreements - 22.27%
22,600,000	JPMorgan Repurchase Agreement Effective Yield, 0.20%, 01/03/2011 (Collateralized by a U.S. Treasury Note, value $22,849,768, 2.38%, 07/31/2017)	22,600,000
1,600,000	Merrill Lynch Repurchase Agreement Effective Yield, 0.26%, 01/03/2011 (Collateralized by a U.S. Treasury Note, value $1,632,549, 2.38%, 07/31/2017)	1,600,000
26,000,000	Barclays Repurchase Agreement Effective Yield, 0.25%, 01/03/2011 (Collateralized by a U.S. Treasury Note, value $7,781,931, 2.50%, 06/30/2017 and a U.S. Treasury Bond, value $18,608,466, 4.63%, 02/15/2040)	26,000,000

		50,200,000

	U.S. Treasury Bill - 5.88%
3,231,000	Effective Yield, 0.150%, 05/19/2011 (f)	3,229,290
540,000	Effective Yield, 0.160%, 06/09/2011 (f)	539,635
6,212,000	Effective Yield, 0.020%, 01/06/2011 (f)	6,211,894
2,731,000	Effective Yield, 0.090%, 01/20/2011 (f)	2,730,800
270,000	Effective Yield, 0.060%, 01/27/2011 (f)	269,965
267,000	Effective Yield, 0.080%, 02/03/2011 (f)	266,971

		13,248,555

	Total Short-Term Investments (Cost $67,235,238)	67,236,132

Principal Amount		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 2.04%
	Money Market Fund - 2.04%
$4,592,461	Mount Vernon Prime Portfolio Effective Yield, 0.292%	$4,592,461

	Total Investments Purchased with Proceeds from Securities Lending (Cost $4,592,461)	4,592,461

	Total Investments (Cost $238,535,017) - 110.14%	248,279,232
	Liabilities in Excess of Other Assets - (10.14)%	-22,850,493

	TOTAL NET ASSETS - 100.00%	$225,428,739

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Variable Rate Security. The rate shown is the rate in effect on December 31, 2010.
(c)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $36,709,087, which represents 16.28% of total net assets.
(d)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s guidelines. The value of these securities total $2,031,557, which represents 0.90% of total net assets.
(e)	Security purchased on a when-issued basis. On December 31, 2010, the total value of the investments purchased on a when-issued basis was $7,050,316, or 3.13% of total net assets.
(f)	Partially assigned as collateral for certain futures and swaps contracts.
(g)	Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at December 31, 2010. The securities are illiquid and the value of these securities total $311,838, which represents 0.14% of total net assets.

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF FORWARD SALE COMMITMENTS

December 31, 2010

Description	Principal Amount	Settlement Date	Proceeds Received	Value
Federal Home Loan Mortgage Corporation, Pool #TBA, 4.00%, 1/13/2041	$12,000,000	1/13/2011	$11,919,375	$11,915,628
Federal National Mortgage Association, Pool #TBA, 4.00%, 1/19/2026	11,000,000	1/19/2011	11,305,938	11,331,716
Federal National Mortgage Association, Pool #TBA, 4.50%, 1/13/2041	2,000,000	1/13/2011	2,046,875	2,053,438
Federal National Mortgage Association, Pool #TBA, 5.00%, 1/13/2041	5,000,000	1/13/2011	5,261,484	5,257,030
Federal National Mortgage Association, Pool #TBA, 5.50%, 1/13/2041	7,000,000	1/13/2011	7,487,812	7,490,000

	$37,000,000		$38,021,484	$38,047,812

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

Forward Expiration Date	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation)
3/21/2011	U.S. Dollars	806,640	British Pound	516,000	2,657
2/17/2011	U.S. Dollars	3,960,563	Canadian Dollars	3,989,000	(47,403)
1/6/2011	U.S. Dollars	4,948,219	European Monetary Unit	3,633,000	93,409
1/25/2011	U.S. Dollars	92,040	European Monetary Unit	67,000	2,512
1/14/2011	U.S. Dollars	545,883	Japanese Yen	45,923,000	(19,830)
2/17/2011	Canadian Dollars	407,000	U.S. Dollars	399,364	9,571
6/15/2011	Chinese Yuan	28,133,117	U.S. Dollars	4,266,000	8,308
9/8/2015	Chinese Yuan	486,640	U.S. Dollars	79,000	1,196
1/25/2011	European Monetary Unit	961,000	U.S. Dollars	1,333,541	(49,402)
1/14/2011	Japanese Yen	45,112,000	U.S. Dollars	536,904	18,819
3/9/2011	Singapore Dollars	1,067,925	U.S. Dollars	823,000	9,182

					$29,019

SCHEDULE OF OPEN FUTURES CONTRACTS

Description	Number of Contracts Purchased (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Eurodollar 90 Day Futures	42	10,461,675	Mar-11	$8,177
Eurodollar 90 Day Futures	37	9,162,125	Mar-12	(24,050)
S&P 500 Index Futures	441	138,143,250	Mar-11	2,426,550
S&P 500 Index Mini Futures	723	45,295,950	Mar-11	1,952,940
U.S. Treasury Long Bond Futures	(8)	(977,000)	Mar-11	35,375

				$4,398,992

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF OPTIONS WRITTEN

December 31, 2010

Notional Amount		Value
	CURRENCY CONTRACTS Call Options
$500,000	U.S. Dollar - Canadian Dollar * Expiration: January, 2011, Exercise Price: $1.065	$33,408
1,200,000	U.S. Dollar - Korean Won * Expiration: March, 2011, Exercise Price: $1,227.00	9,443

		42,851

Number of Contracts
	FUTURES CONTRACTS Call Options
42	Eurodollar 90 Day Futures Expiration: March, 2011, Exercise Price: $99.63	7,350
52	U.S. Treasury 10 Year Note Futures Expiration: February, 2011, Exercise Price: $121.00	36,562

		43,912

Notional Amount
	INTEREST RATE SWAPTIONS Call Options
$8,100,000	1-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: February 14, 2011, Exercise Rate: 0.500%	6,925

	Put Options
8,100,000	1-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: February 14, 2011, Exercise Rate: 0.500%	5,873
2,400,000	1-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: November 19, 2012, Exercise Rate: 1.000%	28,553
5,600,000	2-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: September 24, 2012, Exercise Rate: 2.250%	75,874
6,300,000	2-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: September 24, 2012, Exercise Rate: 2.250%	85,359
2,000,000	3-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: June 18, 2012, Exercise Rate: 2.750%	30,206
1,500,000	3-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: June 18, 2012, Exercise Rate: 2.750%	22,654

		248,519

Notional Amount		Value
	CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES
	Call Options
$2,200,000	CDX.IG-15 5 Year Index, Sell Protection, Expiration: May 18, 2011, Exercise Rate: 0.800%	$6,224
400,000	CDX.IG-15 5 Year Index, Sell Protection, Expiration: June 15, 2011, Exercise Rate: 0.800%	1,205

		7,429

	Put Options
2,200,000	CDX.IG-15 5 Year Index, Sell Protection, Expiration: May 18, 2011, Exercise Rate: 1.500%	4,101
400,000	CDX.IG-15 5 Year Index, Sell Protection, Expiration: June 15, 2011, Exercise Rate: 1.200%	1,465
600,000	CDX.IG-15 5 Year Index, Sell Protection, Expiration: June 15, 2011, Exercise Rate: 1.200%	2,198

		7,764

	INFLATION FLOOR
	Floor
400,000	CPURNSA Index, Counterparty: Deutsche Bank Expiration: October 13, 2020, Strike Index: 218.011	4,200

	FORWARD VOLATILITY AGREEMENTS
	Forward Volatility Agreements
16,100,000	1-Year vs. 2-Year Forward Volatility Agreement* Counterparty: Morgan Stanley Exercise Price: To be determined Expiration: October 11, 2011,	270,818
4,600,000	1-Year vs. 2-Year Forward Volatility Agreement* Counterparty: Morgan Stanley Exercise Price: To be determined Expiration: November 14, 2011,	77,211

		348,029

	Total Options Written (Premiums received $476,042)	$709,629

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — BUY PROTECTION(1)

December 31, 2010

Reference Obligation	Implied Credit Spread at December 31, 2010(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Altria Group, Inc., 9.250%, 08/06/2019	1.17%	(1.420%)	3/20/2019	Goldman Sachs	$3,000,000	$(52,976)	—	$(52,976)
Altria Group, Inc., 7.000%, 11/04/2013	1.17%	(1.450%)	3/20/2019	Royal Bank of Scotland	3,000,000	(60,024)	—	(60,024)
Altria Group, Inc., 9.700%, 11/10/2018	1.15%	(1.520%)	12/20/2018	Goldman Sachs	1,000,000	(25,428)	—	(25,428)
American International Group, Inc.,6.250%, 05/01/2036	2.18%	(4.300%)	3/20/2019	Goldman Sachs	200,000	(27,891)	—	(27,891)
American International Group, Inc., 5.550%, 09/05/2012	2.45%	(5.000%)	12/20/2013	Morgan Stanley	900,000	(64,576)	(44,418)	(20,158)
American International Group, Inc., 5.880%, 05/01/2013	1.89%	(5.000%)	3/20/2013	Goldman Sachs	600,000	(40,156)	(27,573)	(12,583)
Autozone, Inc., 7.125%, 08/01/2018	0.77%	(1.320%)	9/20/2018	Deutsche Bank	3,000,000	(114,459)	—	(114,459)
Citigroup, Inc., 6.500%, 01/18/2011	1.51%	(1.000%)	9/20/2019	Deutsche Bank	100,000	3,667	6,355	(2,688)
Ford Motor Credit Company, 7.250%, 10/25/2011	1.28%	(5.000%)	9/20/2012	Bank of America	400,000	(25,425)	(21,829)	(3,596)
Ford Motor Credit Company, 7.250%, 10/25/2011	1.18%	(5.000%)	6/20/2012	Deutsche Bank	800,000	(44,767)	(41,252)	(3,515)
Fosters Financial Corp., 5.125%, 06/15/2015	0.69%	(1.600%)	6/20/2015	Barclays Bank	1,000,000	(39,237)	—	(39,237)
Glencore Funding LLC, 6.000%, 04/15/2014	1.67%	(5.000%)	6/20/2014	Barclays Bank	5,700,000	(633,376)	1,539,000	(2,172,376)
Goldman Sachs Group, Inc., 5.625%, 01/15/2017	1.41%	(1.000%)	6/20/2014	Deutsche Bank	400,000	5,542	49,252	(43,710)
Hartford Financial Services Group, 6.000%, 01/15/2019	2.01%	(5.000%)	3/20/2019	Deutsche Bank	500,000	(100,951)	35,000	(135,951)
Lennar Corp., 6.500%, 04/15/2016	3.51%	(5.000%)	6/20/2015	BNP Paribas	100,000	(5,862)	(3,068)	(2,794)
Macy’s, Inc., 7.450%, 07/15/2017	1.33%	(1.000%)	9/20/2015	BNP Paribas	200,000	2,895	8,253	(5,358)
Masco Corporation, 6.125%, 10/03/2016	1.56%	(1.000%)	9/20/2012	BNP Paribas	200,000	1,900	2,162	(262)
Masco Corporation, 6.125%, 10/03/2016	1.56%	(1.000%)	9/20/2012	JP Morgan Chase	500,000	4,750	7,404	(2,654)
New York Times Co., 5.000%, 03/15/2015 *	1.78%	(1.000%)	3/20/2015	Barclays Bank	200,000	6,230	11,545	(5,315)
Seagate Technology, 6.800%, 10/01/2016	0.60%	(1.000%)	12/20/2011	Goldman Sachs	200,000	(787)	1,908	(2,695)
Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/2018	0.51%	(1.000%)	6/20/2012	Deutsche Bank	600,000	(4,347)	(576)	(3,771)
Wells Fargo & Co., 5.000%, 11/15/2014	1.00%	(2.400%)	3/20/2014	Deutsche Bank	100,000	(4,428)	—	(4,428)

						$(1,219,706)	$1,522,163	$(2,741,869)

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — SELL PROTECTION(2)

December 31, 2010

Reference Obligation	Implied Credit Spread at December 31, 2010(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ally Financial, Inc., 6.750%, 12/01/2014 *	1.05%	5.000%	12/20/2011	Deutsche Bank	$1,500,000	$57,762	$29,418	$28,344
Anheuser-Busch InBev NV, 8.625%, 01/30/2017	0.65%	1.000%	6/20/2013	Barclays	400,000	3,462	1,502	1,960
Anheuser-Busch InBev NV, 8.625%, 01/30/2017	0.65%	1.000%	6/20/2013	Barclays	800,000	6,923	2,504	4,419
California, 5.250%, 02/01/2018	1.35%	1.580%	9/20/2011	Goldman Sachs	300,000	489	—	489
California, 5.250%, 02/01/2018 *	1.35%	2.150%	9/20/2011	Goldman Sachs	140,000	802	—	802
California, 5.250%, 02/01/2018 *	1.35%	2.250%	9/20/2011	Goldman Sachs	130,000	838	—	838
California, 5.250%, 02/01/2018 *	1.35%	2.400%	9/20/2011	Goldman Sachs	130,000	979	—	979
China (Peoples Republic of), 4.750%, 10/29/2013	0.56%	0.820%	12/20/2014	JP Morgan Chase	900,000	9,024	—	9,024
China (Peoples Republic of), 4.750%, 10/29/2013	0.56%	0.850%	12/20/2014	Barclays	400,000	4,476	—	4,476
Mexico, 7.500%, 04/08/2033	0.47%	1.000%	3/20/2011	Barclays	100,000	117	203	(86)
Mexico, 7.500%, 04/08/2033	0.47%	1.000%	3/20/2011	Royal Bank of Scotland	100,000	117	181	(64)
New Jersey, 5.250%, 07/01/2019	2.12%	1.720%	3/20/2020	Goldman Sachs	300,000	(6,679)	—	(6,679)
New Jersey, 5.250%, 07/01/2019 *	1.21%	1.950%	9/20/2011	Goldman Sachs	100,000	533	—	533
New Jersey, 5.250%, 07/01/2019 *	1.21%	2.100%	9/20/2011	Goldman Sachs	100,000	640	—	640
New York, 5.000%, 04/15/2015 *	1.13%	2.000%	9/20/2011	Goldman Sachs	100,000	628	—	628
New York, 5.000%, 04/15/2015 *	1.13%	2.100%	9/20/2011	Goldman Sachs	100,000	700	—	700
Petrobras International Finance Co., 8.375%, 12/10/2018	1.04%	1.000%	9/20/2012	Deutsche Bank	300,000	(205)	(3,722)	3,517
Petrobras International Finance Co., 8.375%, 12/10/2018	1.49%	1.000%	9/20/2015	HSBC Bank	100,000	(2,192)	(3,553)	1,361
Petrobras International Finance Co., 8.375%, 12/10/2018	1.49%	1.000%	9/20/2015	Morgan Stanley	200,000	(4,384)	(6,875)	2,491
Petrobras International Finance Co., 8.375%, 12/10/2018	1.04%	1.000%	9/20/2012	Morgan Stanley	100,000	(68)	(630)	562
South Korea (Republic of), 4.250%, 06/01/2013 *	0.25%	1.000%	3/20/2011	Deutsche Bank	100,000	167	405	(238)

						$74,129	$19,433	$54,696

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

December 31, 2010

Index/Tranches	Implied Credit Spread at December 31, 2010(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid	Unrealized (Depreciation)
CDX.IG-9 10-Year Index	1.23%	(0.800%)	12/20/2017	Deutsche Bank	$2,129,600	$55,482	$148,140	$(92,658)
CDX.IG-10 10-Year Index	1.19%	(1.500%)	6/20/2018	Bank of America	2,904,000	(58,546)	5,076	(63,622)
CDX.IG-11 10-Year Index	1.13%	(1.400%)	12/20/2018	Deutsche Bank	992,000	(18,756)	37,792	(56,548)

						$(21,820)	$191,008	$(212,828)

SCHEDULE OF INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-Month-USD-LIBOR	4.000%	6/16/2020	Royal Bank of Scotland	1,600,000	$(93,626)	$20,560	$(114,186)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Bank of America	2,400,000	(331,899)	(288,523)	(43,376)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Barclays Bank	2,900,000	(401,044)	(484,156)	83,112
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	BNP Paribas	1,100,000	(152,120)	(168,601)	16,481
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Goldman Sachs	1,000,000	(138,291)	(127,256)	(11,035)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Morgan Stanley	1,400,000	(193,607)	(200,344)	6,737
Pay	3-Month-CAD-BA-CDOR	5.000%	12/19/2028	Royal Bank of Scotland	700,000	1,910	(6,134)	8,044
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	JPMorgan Chase	2,300,000	66,037	(1,928)	67,965
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	Royal Bank of Scotland	3,200,000	91,876	(30,394)	122,270
Pay	3-Month-BRL-CDI	11.570%	1/2/2012	JPMorgan Chase	2,400,000	19,687	6,184	13,503

						$(1,131,077)	$(1,280,592)	$149,515

SCHEDULE OF TOTAL RETURN SWAPS

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate(5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	19,081	3-Month USD-LIBOR	$39,598,608	03/15/2011	Bank of America	$744,140

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

*	Investments are treated as illiquid according to the Fund’s liquidity guidelines.

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 3.17%
$1,000,000	Bank of America Commercial Mortgage, Inc. Series 2006-2, 5.740%, 05/10/2045(c)	$1,096,100
500,000	JPMorgan Commercial Mortgage
	Series 2006-LDP7, 5.872%, 04/15/2045(c)	547,474
1,000,000	LB-UBS Commercial Mortgage Trust Series 2006-C1, 5.156%, 02/15/2031 Merrill Lynch Mortgage Trust	1,069,413
100,000	Series 2005-CIP1, 5.047%, 07/12/2038(c)	106,671
200,000	Series 2005-MCP1, 4.747%, 06/12/2043(c)	211,398
	Morgan Stanley
2,300,000	Series 2006-HQ9, 5.731%, 07/14/2044(c)	2,498,565
300,000	Series 2007-IQ14, 5.692%, 04/15/2049(c)	311,438
1,000,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.737%, 05/15/2043(c)	1,082,696

	Total Collateralized Mortgage Obligations (Cost $6,538,820)	6,923,755

	CORPORATE BONDS - 22.97%
	Banks - 5.79%
140,000	Barclays Bank Plc 5.200%, 07/10/2014	151,333
700,000	Credit Suisse 4.375%, 08/05/2020(a)	688,589
325,000	HSBC Bank USA N.A. 4.875%, 08/24/2020(a)	323,687
525,000	HSBC Holdings Plc 6.500%, 09/15/2037	551,580
	Kreditanstalt Fur Wiederaufbau
1,000,000	3.250%, 03/15/2013	1,048,707
4,800,000	3.500%, 03/10/2014	5,110,886
	Landwirtschaftliche Rentenbank
1,800,000	1.875%, 09/24/2012	1,833,498
1,690,000	3.250%, 03/15/2013(a)	1,768,925
175,000	PNC Funding Corp. 3.625%, 02/08/2015(a)	181,113
375,000	SVB Financial Group 5.375%, 09/15/2020	361,262
625,000	The Royal Bank Scotland Plc 4.875%, 03/16/2015	639,931

		12,659,511

	Beverages - 0.36%
675,000	Anheuser-Busch InBev. N.V. 5.375%, 01/15/2020(a)	732,739
45,000	PepsiCo, Inc. 7.900%, 11/01/2018	57,986

		790,725

	Capital Markets - 0.81%
675,000	Bear Stearns Cos., Inc. 7.250%, 02/01/2018	801,052
	Morgan Stanley
150,000	6.625%, 04/01/2018	162,951
725,000	7.300%, 05/13/2019(a)	817,385

		1,781,388

Principal Amount		Value
	Chemicals - 0.29%
$575,000	Dow Chemical Co. 5.900%, 02/15/2015	$637,222

	Consumer Finance - 0.80%
	American Express Co.
140,000	5.125%, 08/25/2014	151,071
125,000	7.000%, 03/19/2018	145,807
120,000	8.125%, 05/20/2019	149,542
475,000	Discover Financial Services 10.250%, 07/15/2019	590,459
690,000	GMAC LLC 1.750%, 10/30/2012	702,537

		1,739,416

	Diversified Financial Services - 3.40%
	Bank of America Funding Corp.
250,000	5.650%, 05/01/2018(a)	255,824
700,000	5.625%, 07/01/2020	714,950
425,000	5.875%, 01/05/2021(a)	440,539
	Citigroup, Inc.
200,000	1.875%, 10/22/2012	204,096
350,000	5.000%, 09/15/2014	362,371
280,000	8.500%, 05/22/2019	348,147
475,000	5.375%, 08/09/2020(a)	494,452
150,000	6.875%, 03/05/2038(a)	166,925
300,000	JPMorgan Chase Capital XX
	6.550%, 09/29/2036(a)	302,728
3,000,000	Private Export Funding Corp.
	3.550%, 04/15/2013	3,180,470
375,000	UBS AG
	5.750%, 04/25/2018	408,135
500,000	Wachovia Corp.
	6.600%, 01/15/2038(a)	552,356

		7,430,993

	Diversified Manufacturing - 1.91%
340,000	General Electric Capital Corp. 5.625%, 05/01/2018	371,335
3,700,000	General Electric Corp. 2.125%, 12/21/2012	3,803,340

		4,174,675

	Diversified Telecommunication Services - 0.40%
	AT&T, Inc.
330,000	5.600%, 05/15/2018	368,757
190,000	6.400%, 05/15/2038	202,642
90,000	Verizon Communications, Inc. 6.400%, 02/15/2038	99,893
150,000	Verizon Wireless Capital LLC 8.500%, 11/15/2018	196,580

		867,872

	Electric Utilities - 0.33%
350,000	Edison International 3.750%, 09/15/2017	348,039
312,000	Nevada Power Co. 7.125%, 03/15/2019	368,100

		716,139

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Food & Staples Retailing - 0.23%
$525,000	CVS Caremark Corporation 6.302%, 06/01/2062 (Callable at $100.00 on 06/01/2012) (c)	$506,134

	Food Products - 0.23%
	Kraft Foods, Inc.
125,000	6.125%, 08/23/2018	143,146
225,000	5.375%, 02/10/2020(a)	242,600
100,000	6.500%, 02/09/2040	112,451

		498,197

	Health Care Equipment & Supplies - 0.24%
200,000	Hospira, Inc. 5.600%, 09/15/2040	197,275
	Laboratory Corp. America Holdings
150,000	3.125%, 05/15/2016	148,427
175,000	4.625%, 11/15/2020 (Callable at $100.00 on 08/15/2020)	173,761

		519,463

	Health Care Products - 0.09%
200,000	Covidien International Financial S.A. 4.200%, 06/15/2020	200,336

	Household Durables - 0.32%
175,000	Newell Rubbermaid, Inc. 6.750%, 03/15/2012	186,395
450,000	Whirlpool Corporation 8.600%, 05/01/2014	519,274

		705,669

	Insurance - 1.42%
425,000	Alleghany Corp. 5.625%, 09/15/2020	415,803
250,000	Lincoln National Corp. 4.300%, 06/15/2015(a)	257,793
	Metlife, Inc.
90,000	6.750%, 06/01/2016(a)	104,517
125,000	4.750%, 02/08/2021(a)	127,883
350,000	6.400%, 12/15/2066 (Callable at $100.00 on 12/15/2031)(c)	330,750
875,000	Prudential Financial, Inc. 3.875%, 01/14/2015(a)	903,557
675,000	Reinsurance Group of America, Inc. 5.625%, 03/15/2017	702,241
250,000	Transatlantic Holdings, Inc. 8.000%, 11/30/2039	256,670

		3,099,214

	Life Sciences Tools & Services - 0.31%
	Life Technologies Corp.
500,000	6.000%, 03/01/2020	536,516
150,000	5.000%, 01/15/2021 (Callable at $100.00 on 10/15/2020)	148,878

		685,394

Principal Amount		Value
	Media - 0.55%
$580,000	Comcast Corp. 5.700%, 05/15/2018	$639,273
225,000	NBC Universal, Inc. 4.375%, 04/01/2021	218,831
300,000	WPP Finance UK 8.000%, 09/15/2014	345,415

		1,203,519

	Metals & Mining - 0.39%
425,000	Freeport McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017 (Callable at $104.19 on 04/01/2012)	470,733
300,000	Teck Resources Ltd. 10.750%, 05/15/2019 (Callable at $105.38 on 05/15/2014)(a)	390,575

		861,308

	Oil & Gas - 2.53%
400,000	Anadarko Petroleum Corp. 6.375%, 09/15/2017(a)	436,320
	BP Capital Markets Plc
225,000	5.250%, 11/07/2013	243,839
300,000	3.875%, 03/10/2015(a)	309,745
225,000	4.500%, 10/01/2020	224,897
300,000	Conoco, Inc. 6.950%, 04/15/2029	369,725
650,000	Energy Transfer Partners LP 6.700%, 07/01/2018	738,508
260,000	Pemex Project Funding Master Trust 6.625%, 06/15/2035	265,848
	Petrobras International Finance Co.
90,000	6.125%, 10/06/2016	99,452
902,000	5.750%, 01/20/2020	940,396
475,000	Suncor Energy, Inc. 6.100%, 06/01/2018	546,975
300,000	Talisman Energy, Inc. 7.750%, 06/01/2019	370,961
	Transocean, Inc.
200,000	5.250%, 03/15/2013(a)	210,963
400,000	6.500%, 11/15/2020	425,464
	Williams Companies, Inc.
250,000	7.500%, 01/15/2031	281,526
50,000	8.750%, 03/15/2032	61,335

		5,525,954

	Pipelines - 0.26%
300,000	Enterprise Products Operating LLC 7.550%, 04/15/2038	360,851
200,000	TransCanada PipeLines Ltd. 6.350%, 05/15/2067 (Callable at $100.00 on 05/15/2017)(c)	197,742

		558,593

	Real Estate - 1.22%
400,000	Duke Realty Corp. 6.750%, 03/15/2020(a)	434,705
450,000	HCP, Inc. 6.300%, 09/15/2016	485,331
450,000	Healthcare Realty Trust Inc. 5.750%, 01/15/2021	450,915

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Real Estate (Continued)
$125,000	Kilroy Realty Corp. 5.000%, 11/03/2015	$124,225
150,000	Kilroy Realty LP 6.625%, 06/01/2020	149,470
450,000	Liberty Property LP 4.750%, 10/01/2020	446,157
	Simon Property Group LP
125,000	4.375%, 03/01/2021(a)	123,780
425,000	5.650%, 02/01/2020 (Callable at $100.00 on 11/01/2019)(a)	460,559

		2,675,142

	Specialty Retail - 0.20%
400,000	Home Depot, Inc. 5.400%, 03/01/2016	448,751

	Telecommunications - 0.65%
175,000	Qwest Corp. 8.375%, 05/01/2016	208,250
	Telecom Italia SpA
140,000	5.250%, 10/01/2015(a)	143,490
775,000	6.999%, 06/04/2018	821,778
230,000	Telefonica Emisiones SAU 6.221%, 07/03/2017	247,679

		1,421,197

	Tobacco - 0.15%
	Altria Group, Inc.
90,000	8.500%, 11/10/2013	106,596
175,000	9.700%, 11/10/2018	231,202

		337,798

	Transportation - 0.06%
120,000	Vale Overseas Ltd. 6.875%, 11/21/2036	132,298

	Wireless Telecommunication Services - 0.03%
60,000	America Movil, S.A.B. de C.V. 5.625%, 11/15/2017(a)	65,710

	Total Corporate Bonds (Cost $47,918,305)	50,242,618

	FOREIGN GOVERNMENT AGENCY ISSUES - 1.45%
3,000,000	Export Development Canada 3.500%, 05/16/2013	3,174,030

	Total Foreign Government Agency Issues (Cost $3,171,673)	3,174,030

	FOREIGN GOVERNMENT NOTES/BONDS - 1.23%
2,000,000	Denmark Government International Bond 1.875%, 03/16/2012	2,036,788
50,000	Peru (Republic Of) 5.625%, 11/18/2050	46,500
690,000	United Mexican States 5.750%, 10/12/2110	615,825

	Total Foreign Government Notes/Bonds (Cost $2,744,634)	2,699,113

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 29.42%
	Federal Home Loan Mortgage Corp.
$3,589,075	Pool #G1-3771, 4.500%, 03/01/2025	$3,796,567
2,905,045	Pool #A9-0081, 5.000%, 12/01/2039	3,092,628
620,180	Pool #A9-0305, 5.000%, 12/01/2039	660,226
1,318,337	Pool #A9-0994, 4.500%, 02/01/2040	1,362,355
481,151	Pool #A9-2630, 5.000%, 06/01/2040	512,220
5,000,000	Pool #TBA, 4.000%, 01/15/2041(b)	4,964,844
	Federal National Mortgage Association
1,344,264	Pool #704167, 5.000%, 05/01/2018	1,439,623
568,120	Pool #AC7686, 4.000%, 12/01/2024	586,140
1,627,032	Pool #AC5591, 4.500%, 02/01/2025	1,709,909
439,267	Pool #AD4073, 4.000%, 05/01/2025	457,043
1,007,441	Pool #AD3046, 4.000%, 07/01/2025	1,048,211
1,000,000	Pool #TBA, 3.000%, 01/15/2026(b)	979,063
1,000,000	Pool #TBA, 3.500%, 01/15/2026(b)	1,007,188
2,000,000	Pool #TBA, 3.000%, 02/15/2026(b)	1,951,250
25,618	Pool #AE2258, 5.000%, 07/01/2033	27,099
1,000,000	Pool #TBA, 5.000%, 01/01/2034(b)	1,051,406
100,165	Pool #906270, 6.000%, 01/01/2037	109,262
22,549	Pool #899584, 6.000%, 07/01/2037	24,597
15,139	Pool #939560, 6.000%, 07/01/2037	16,514
66,372	Pool #943618, 6.000%, 08/01/2037	72,400
34,618	Pool #948383, 6.000%, 09/01/2037	37,762
94,246	Pool #950842, 6.000%, 09/01/2037	102,806
102,730	Pool #952412, 6.000%, 09/01/2037	112,060
1,986,370	Pool #950694, 6.000%, 10/01/2037	2,172,983
27,897	Pool #955764, 6.000%, 10/01/2037	30,431
243,420	Pool #933167, 6.000%, 11/01/2037	264,919
49,893	Pool #960008, 6.000%, 11/01/2037	54,424
65,975	Pool #960009, 6.000%, 11/01/2037	71,967
24,231	Pool #960245, 6.000%, 11/01/2037	26,431
73,064	Pool #960392, 5.500%, 12/01/2037	78,242

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
$29,661	Pool #967065, 5.500%, 12/01/2037	$31,763
508,944	Pool #967071, 6.000%, 12/01/2037	553,895
26,387	Pool #967761, 6.000%, 12/01/2037	28,784
161,219	Pool #257041, 5.500%, 01/01/2038	172,644
60,723	Pool #955260, 5.500%, 01/01/2038	65,027
270,510	Pool #960638, 6.000%, 01/01/2038	294,401
48,610	Pool #968970, 6.000%, 01/01/2038	53,025
245,465	Pool #889425, 6.000%, 03/01/2038	267,068
134,699	Pool #889624, 5.500%, 05/01/2038	144,223
1,885,174	Pool #889692, 5.500%, 05/01/2038	2,018,771
71,411	Pool #889667, 5.500%, 06/01/2038	76,461
62,876	Pool #929628, 5.500%, 06/01/2038	67,321
32,990	Pool #889685, 5.500%, 07/01/2038	35,323
549,661	Pool #889697, 6.000%, 07/01/2038	598,036
28,414	Pool #995446, 6.000%, 10/01/2038	30,995
95,367	Pool #AA5357, 4.500%, 04/01/2039	98,517
181,852	Pool #AA9795, 4.500%, 07/01/2039	188,313
137,921	Pool #935532, 4.500%, 08/01/2039	142,822
396,347	Pool #AC5082, 4.500%, 10/01/2039	410,429
1,215,964	Pool #AE0393, 5.500%, 10/01/2039	1,302,587
169,556	Pool #AC6651, 4.500%, 12/01/2039	175,580
190,486	Pool #AC5007, 4.500%, 01/01/2040	197,254
246,549	Pool #AC6752, 4.500%, 01/01/2040	255,309
663,728	Pool #AD0835, 6.000%, 03/01/2040	723,594
197,680	Pool #AD6940, 4.500%, 06/01/2040	204,703
52,797	Pool #AD6839, 5.000%, 06/01/2040	55,553
66,921	Pool #AD6845, 5.000%, 06/01/2040	70,413
54,163	Pool #AD6848, 5.000%, 06/01/2040	56,990
285,236	Pool #AD6896, 5.000%, 06/01/2040	300,121
93,895	Pool #AD8457, 5.000%, 06/01/2040	98,795
26,114	Pool #AD8850, 5.000%, 06/01/2040	27,476
33,340	Pool #AC2476, 5.000%, 07/01/2040	35,080
94,858	Pool #AC9032, 5.000%, 07/01/2040	99,808
49,335	Pool #AD2748, 5.000%, 07/01/2040	51,909
136,200	Pool #AD5163, 5.000%, 07/01/2040	143,307
24,845	Pool #AD5829, 5.000%, 07/01/2040	26,142
48,891	Pool #AD6856, 5.000%, 07/01/2040	51,443
441,055	Pool #AD9201, 5.000%, 07/01/2040	464,071
31,717	Pool #AD9223, 5.000%, 07/01/2040	33,372
31,151	Pool #AD9521, 5.000%, 07/01/2040	32,776
26,243	Pool #AD9945, 5.000%, 07/01/2040	27,613
599,348	Pool #AA4728, 5.000%, 08/01/2040	630,623
43,642	Pool #AD7433, 5.000%, 08/01/2040	45,920
190,586	Pool #AE1430, 5.000%, 08/01/2040	200,531
321,138	Pool #AE1662, 5.000%, 08/01/2040	337,895
1,663,296	Pool #MA0500, 5.000%, 08/01/2040	1,750,091
9,679,784	Pool #MA0510, 4.500%, 09/01/2040	9,948,075
149,391	Pool #AD1877, 5.000%, 09/01/2040	157,186
279,270	Pool #AD8986, 5.000%, 09/01/2040	293,843
220,002	Pool #AD8996, 5.000%, 09/01/2040	231,483
406,683	Pool #AE1740, 5.000%, 09/01/2040	427,905
366,975	Pool #AE3258, 5.000%, 09/01/2040	386,125
787,132	Pool #AE3985, 5.000%, 09/01/2040	828,206
184,541	Pool #AE4206, 5.000%, 09/01/2040	194,171
3,426,321	Pool #MA0545, 5.000%, 09/01/2040	3,605,113
1,000,000	Pool #TBA, 4.500%, 01/15/2041(b)	1,026,719
2,000,000	Pool #TBA, 6.000%, 01/15/2041(b)	2,174,064

Principal Amount		Value
	Government National Mortgage Association
$3,570,775	Pool #783046X, 4.000%, 08/15/2040	$3,604,304
1,000,000	Pool #TBA, 3.500%, 01/15/2041(b)	963,125

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $64,249,850)	64,337,663

	MUNICIPAL BONDS - 1.13%
	California, GO,
615,000	7.950%, 03/01/2036 (Callable at $100.00 on 03/01/2020)	631,365
85,000	7.550%, 04/01/2039	88,242
215,000	7.300%, 10/01/2039	216,742
150,000	7.350%, 11/01/2039	152,079
1,075,000	7.625%, 03/01/2040	1,122,740
275,000	Illinois, GO, 7.350%, 07/01/2035	269,632

	Total Municipal Bonds (Cost $2,441,035)	2,480,800

	U.S. GOVERNMENT AGENCY ISSUES - 2.49%
	Federal Home Loan Mortgage Corp.
490,000	2.500%, 01/07/2014	509,982
1,200,000	5.250%, 04/18/2016	1,374,267
200,000	6.750%, 03/15/2031	256,866
200,000	Federal National Mortgage Association 6.625%, 11/15/2030	253,113
2,000,000	Financing Corp. 10.350%, 08/03/2018	2,962,208
80,000	Tennessee Valley Authority 5.250%, 09/15/2039	84,898

	Total U.S. Government Agency Issues (Cost $5,321,252)	5,441,334

	U.S. TREASURY OBLIGATIONS - 29.25%
	U.S. Treasury Bonds - 3.03%
1,860,000	4.375%, 11/15/2039	1,870,172
3,470,000	4.375%, 05/15/2040(a)	3,487,336
1,300,000	4.250%, 11/15/2040(a)	1,279,078
	U.S. Treasury Notes - 26.21%
12,300,000	0.875%, 01/31/2012(a)	12,370,627
7,880,000	1.750%, 08/15/2012	8,043,140
1,300,000	1.375%, 03/15/2013	1,319,196
8,700,000	0.750%, 12/15/2013(a)(d)	8,639,509
4,800,000	1.250%, 10/31/2015(a)	4,646,251
3,200,000	2.125%, 12/31/2015	3,216,000
4,500,000	3.250%, 12/31/2016	4,714,452
2,360,000	2.500%, 06/30/2017(a)	2,351,518
3,950,000	3.125%, 05/15/2019	3,992,277
6,700,000	3.625%, 08/15/2019(a)	7,000,455
1,100,000	2.625%, 08/15/2020(a)	1,043,023

	Total U.S. Treasury Obligations (Cost $64,024,426)	63,973,034

	SHORT-TERM INVESTMENTS - 16.05%
	Money Market Fund - 16.05%
35,104,051	Federated Prime Obligations Fund Effective Yield, 0.170%	35,104,051

	Total Short-Term Investments (Cost $35,104,051)	35,104,051

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Principal Amount		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 23.44%
	Money Market Fund - 23.44%
$51,274,593	Mount Vernon Prime Portfolio Effective Yield, 0.292%	$51,274,593

	Total Investments Purchased as Securities Lending Collateral (Cost $51,274,593)	51,274,593

	Total Investments (Cost $282,788,639) - 130.60%	285,650,991
	Liabilities in Excess of Other Assets - (30.60)%	-66,932,197

	TOTAL NET ASSETS - 100.00%	$218,718,794

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Security purchased on a when-issued basis. On December 31, 2010, the total value of the investments purchased on a when-issued basis was $14,117,659, or 6.45% of total net assets.
(c)	Variable Rate Security. The rate shown is the rate in effect on December 31, 2010.
(d)	Partially assigned as collateral for certain future contracts.

SCHEDULE OF OPEN FUTURES CONTRACTS

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Depreciation
U.S. Treasury 5 Year Note Futures	76	$8,946,625	Mar-11	$(152,329)
U.S. Treasury Long Bond Futures	12	1,465,500	Mar-11	(10,239)

				$(162,568)

See notes to financial statements.

Genworth Enhanced Small Cap Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 96.90%
	Investment Companies - 96.90%
1,084	iShares Morningstar Small Core Index Fund	$96,591
2,286	iShares Morningstar Small Growth Index Fund (a)	193,190
2,342	iShares Morningstar Small Value Index Fund	193,613
13,263	iShares Russell 2000 Growth Index Fund (a)	1,159,451
61,843	iShares Russell 2000 Index Fund	4,837,978
16,331	iShares Russell 2000 Value Index Fund (a)	1,160,971
2,657	iShares S&P Small Cap 600 Growth Index Fund (a)	192,872
2,679	iShares S&P Small Cap 600 Value Index Fund	192,674
5,827	SPDR Dow Jones Small Cap ETF (a)	384,582
1,762	SPDR Dow Jones Small Cap Growth ETF	192,058
2,793	SPDR Dow Jones Small Cap Value ETF	192,717
5,333	Vanguard Small Cap ETF	387,336
2,479	Vanguard Small Cap Growth ETF	193,461
2,897	Vanguard Small Cap Value ETF	193,693

	Total Investment Companies (Cost $8,415,286)	9,571,187

	SHORT-TERM INVESTMENTS - 2.43%
	Money Market Fund - 2.43%
239,831	Federated Prime Obligations Fund Effective Yield, 0.170%	239,831

	Total Short-Term Investments (Cost $239,831)	239,831

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 12.54%
	Money Market Fund - 12.54%
1,238,294	Mount Vernon Prime Portfolio Effective Yield, 0.292%	1,238,294

	Total Investments Purchased as Securities Lending Collateral (Cost $1,238,294)	1,238,294

	Total Investments (Cost $9,893,411) - 111.87%	11,049,312
	Liabilities in Excess of Other Assets - (11.87)%	-1,172,235

	TOTAL NET ASSETS - 100.00%	$9,877,077

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Enhanced International Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 97.93%
	Investment Companies - 97.93%
16,661	iShares MSCI Australia Index Fund (a)	$423,856
43,544	iShares MSCI EAFE Growth Index Fund (a)	2,659,450
91,483	iShares MSCI EAFE Index Fund	5,327,056
52,469	iShares MSCI EAFE Value Index Fund (a)	2,663,851
17,429	iShares MSCI France Index Fund (a)	426,139
17,818	iShares MSCI Germany Index Fund	426,563
16,666	iShares MSCI Hong Kong Index Fund (a)	315,154
97,408	iShares MSCI Japan Index Fund (a)	1,062,721
10,176	iShares MSCI Netherlands Index Fund (a)	214,612
23,051	iShares MSCI Singapore Index Fund (a)	319,256
5,827	iShares MSCI Spain Index Fund (a)	214,084
6,831	iShares MSCI Sweden Index Fund	213,332
16,996	iShares MSCI Switzerland Index Fund (a)	426,260
61,560	iShares MSCI United Kingdom Index Fund (a)	1,069,297
147,182	Vanguard Europe Pacific ETF (a)	5,320,629

	Total Investment Companies (Cost $19,007,442)	21,082,260

	SHORT-TERM INVESTMENTS - 2.73%
	Money Market Fund - 2.73%
588,097	Federated Prime Obligations Fund Effective Yield, 0.170%	588,097

	Total Short-Term Investments (Cost $588,097)	588,097

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 39.48%
	Money Market Fund - 39.48%
8,498,100	Mount Vernon Prime Portfolio Effective Yield, 0.292%	8,498,100

	Total Investments Purchased as Securities Lending Collateral (Cost $8,498,100)	8,498,100

	Total Investments (Cost $28,093,639) - 140.14%	30,168,457
	Liabilities in Excess of Other Assets - (40.14)%	-8,641,584

	TOTAL NET ASSETS - 100.00%	$21,526,873

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth 40/60 Index Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 97.56%
	Investment Companies - 97.56%
108,362	iShares Barclays Aggregate Bond Fund (a)	$11,459,282
52,880	iShares MSCI EAFE Index Fund	3,079,202
4,982	iShares Russell 2000 Growth Index Fund (a)	435,526
27,834	iShares Russell 2000 Index Fund	2,177,454
6,131	iShares Russell 2000 Value Index Fund (a)	435,853
31,273	iShares S&P 500 Index Fund (a)	3,948,216
7,364	iShares S&P 500 Value Index Fund (a)	438,821
4,339	iShares S&P Midcap 400 Growth Index Fund	437,024
19,294	iShares S&P Midcap 400 Index Fund (a)	1,749,773
5,496	iShares S&P Midcap 400 Value Index Fund (a)	436,712
47,627	SPDR Barclays Capital Aggregate Bond Fund	2,645,204
34,886	SPDR S&P 500 Fund	4,387,961
142,785	Vanguard Total Bond Market ETF	11,461,351

	Total Investment Companies (Cost $41,492,491)	43,092,379

	SHORT-TERM INVESTMENTS - 4.73%
	Money Market Fund - 4.73%
2,090,507	Federated Prime Obligations Fund Effective Yield, 0.170%	2,090,507

	Total Short-Term Investments (Cost $2,090,507)	2,090,507

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 15.79%
	Money Market Fund - 15.79%
6,973,209	Mount Vernon Prime Portfolio Effective Yield, 0.292%	6,973,209

	Total Investments Purchased as Securities Lending Collateral (Cost $6,973,209)	6,973,209

	Total Investments (Cost $50,556,207) - 118.08%	52,156,095
	Liabilities in Excess of Other Assets - (18.08)%	-7,987,397

	TOTAL NET ASSETS - 100.00%	$44,168,698

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth 60/40 Index Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 97.68%
	Investment Companies - 97.68%
79,380	iShares Barclays Aggregate Bond Fund	$8,394,436
84,981	iShares MSCI EAFE Index Fund	4,948,444
5,579	iShares Russell 2000 Growth Index Fund (a)	487,716
49,953	iShares Russell 2000 Index Fund	3,907,823
6,870	iShares Russell 2000 Value Index Fund (a)	488,388
54,539	iShares S&P 500 Index Fund (a)	6,885,549
16,514	iShares S&P 500 Value Index Fund (a)	984,069
4,852	iShares S&P Midcap 400 Growth Index Fund	488,693
37,780	iShares S&P Midcap 400 Index Fund	3,426,268
6,149	iShares S&P Midcap 400 Value Index Fund (a)	488,600
35,530	SPDR Barclays Capital Aggregate Bond Fund	1,973,336
58,676	SPDR S&P 500 Fund	7,380,267
104,504	Vanguard Total Bond Market ETF	8,388,537

	Total Investment Companies (Cost $45,740,915)	48,242,126

	SHORT-TERM INVESTMENTS - 7.18%
	Money Market Fund - 7.18%
3,545,130	Federated Prime Obligations Fund Effective Yield, 0.170%	3,545,130

	Total Short-Term Investments (Cost $3,545,130)	3,545,130
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 10.40%
	Money Market Fund - 10.40%
5,134,597	Mount Vernon Prime Portfolio Effective Yield, 0.292%	5,134,597

	Total Investments Purchased as Securities Lending Collateral (Cost $5,134,597)	5,134,597

	Total Investments (Cost $54,420,642) - 115.26%	56,921,853

	Liabilities in Excess of Other Assets - (15.26)%	-7,536,135

	TOTAL NET ASSETS - 100.00%	$49,385,718

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Moderate Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 98.07%
	Affiliated Investment Companies - 98.07%
106,045	Genworth Calamos Growth Fund - Institutional Shares (a)	$1,290,807
377,553	Genworth Davis NY Venture Fund - Institutional Shares (a)	3,888,870
335,159	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	3,025,579
417,613	Genworth Enhanced International Index Fund - Institutional Shares (a)	4,341,427
335,061	Genworth Enhanced Small Cap Index Fund - Institutional Shares (a)	4,286,671
1,549,142	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	16,465,051
133,616	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares (a)	1,295,057
454,393	Genworth PIMCO StocksPLUS Fund - Institutional Shares (a)	3,885,740
380,688	Genworth PYRAMIS® Small/Mid Cap Core Fund - Institutional Shares (a)	3,875,174

	Total Investment Companies (Cost $41,928,067)	42,354,376

	SHORT-TERM INVESTMENTS - 3.05%
	Money Market Fund - 3.05%
1,318,287	Federated Prime Obligations Fund Effective Yield, 0.170%	1,318,287

	Total Short-Term Investments (Cost $1,318,287)	1,318,287

	Total Investments (Cost $43,246,354) - 101.12%	43,672,663
	Liabilities in Excess of Other Assets - (1.12)%	-483,209

	TOTAL NET ASSETS - 100.00%	$43,189,454

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

See notes to financial statements.

Genworth Growth Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2010

Number of Shares		Value
	INVESTMENT COMPANIES - 97.85%
	Affiliated Investment Companies - 97.85%
153,306	Genworth Calamos Growth Fund - Institutional Shares (a)	$1,866,075
409,337	Genworth Davis NY Venture Fund - Institutional Shares (a)	4,216,248
467,193	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	4,217,488
543,287	Genworth Enhanced International Index Fund - Institutional Shares (a)	5,647,900
435,971	Genworth Enhanced Small Cap Index Fund - Institutional Shares (a)	5,577,687
1,237,517	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	13,152,947
193,155	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares (a)	1,872,132
492,651	Genworth PIMCO StocksPLUS Fund - Institutional Shares (a)	4,212,903
504,480	Genworth PYRAMIS® Small/Mid Cap Core Fund - Institutional Shares (a)	5,135,304

	Total Investment Companies (Cost $45,133,462)	45,898,684

	SHORT-TERM INVESTMENTS - 4.44%
	Money Market Fund - 4.44%
2,082,297	Federated Prime Obligations Fund Effective Yield, 0.170%	2,082,297

	Total Short-Term Investments (Cost $2,082,297)	2,082,297

	Total Investments (Cost $47,215,759) -102.29%	47,980,981
	Liabilities in Excess of Other Assets - (2.29)%	-1,074,935

	TOTAL NET ASSETS - 100.00%	$46,906,046

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2010

	Genworth Calamos Growth Fund	Genworth PYRAMIS® Small/Mid Cap Core Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund
ASSETS:
Investments, at value (cost $33,247,291, $76,445,991, $19,574,393, $57,000,871, and $39,787,156, respectively)[1]	$41,419,516	$81,911,233	$22,460,271	$72,773,310	$67,329,976
Cash	—	—	—	—	29,357
Foreign currencies (cost $0, $0, $86,176, $0, and $0, respectively)	—	—	86,783	—	—
Income receivable	6,156	48,939	15,126	104,658	4,860
Receivable for dividend reclaims	—	—	943	—	—
Receivable for investment securities sold	55,387	1,141,139	—	300,854	46,251
Receivable for fund shares sold	142,359	535,278	152,093	146,464	41,433
Receivable from investment advisor	—	29,529	6,230	—	—
Other assets	3,633	4,089	853	3,547	2,960
Total assets	41,627,051	83,670,207	22,722,299	73,328,833	67,454,837

LIABILITIES:
Payable for collateral on securities loaned	9,380,536	17,082,565	3,487,420	7,146,983	8,300,718
Payable for investment securities purchased	—	552,011	247,381	—	—
Payable for fund shares redeemed	542	2,440	12,641	18,130	17,447
Payable to investment advisor	2,875	—	—	13,342	8,246
Foreign currencies (cost $0, $0, $0, $39,090, and $0, respectively)	—	—	—	38,515	—
Other accrued expenses	56,051	104,158	42,475	79,757	77,710
Total liabilities	9,440,004	17,741,174	3,789,917	7,296,727	8,404,121
NET ASSETS	$32,187,047	$65,929,033	$18,932,382	$66,032,106	$59,050,716

NET ASSETS CONSIST OF:
Capital stock	$23,903,926	$48,334,634	$16,219,785	$50,576,625	$29,495,246
Unrealized appreciation on:
Investments	8,172,225	5,465,242	2,885,878	15,772,439	27,542,820
Foreign currencies	—	—	607	575	—
Accumulated undistributed net investment income (loss)	—	—	(1,685)	161	272,503
Accumulated undistributed net realized gain (loss)	110,896	12,129,157	(172,203)	(317,694)	1,740,147
NET ASSETS	$32,187,047	$65,929,033	$18,932,382	$66,032,106	$59,050,716

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	259,352	885,168	786,889	802,352	326,770
Net assets	3,156,871	9,010,697	8,105,151	7,243,016	3,167,216
Net asset value, offering and redemption price per share	$12.17	$10.18	$10.30	$9.03	$9.69

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	2,396,727	5,510,747	1,040,465	6,411,606	5,748,785
Net assets	29,030,176	56,918,336	10,827,231	58,789,090	55,883,500
Net asset value, offering and redemption price per share	$12.11	$10.33	$10.41	$9.17	$9.72
[1]Includes loaned securities with a market value of:	$9,061,191	$16,285,412	$3,380,941	$6,856,046	$7,967,470

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2010

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
ASSETS:
Investments, at value (cost $187,339,017 and $282,788,639, respectively)[1]	$197,083,232	$285,650,991
Repurchase agreements (cost $51,196,000 and $0, respectively)	51,196,000	—
Foreign currencies (cost $462,188 and $0, respectively)	461,210	—
Deposits with brokers for open futures contracts	38,683	—
Appreciation on forward currency contracts	145,654	—
Appreciation on swap agreements	1,124,429	—
Income receivable	1,144,687	1,334,391
Receivable for investment securities sold	38,891,937	13,239,976
Receivable for fund shares sold	145,690	538,920
Receivable from investment advisor	—	777
Swap premiums paid	1,912,844	—
Variation margin on futures contracts	—	31,329
Other assets	9,388	12,077
Total assets	292,153,754	300,808,461

LIABILITIES:
Options written, at value (cost $476,042 and $0, respectively)	709,629	—
Forward sale commitments (proceeds $38,021,484 and $0, respectively)	38,047,812	—
Variation margin on futures contracts	221,735	—
Depreciation on forward currency contracts	116,635	—
Depreciation on swap agreements	3,130,775	—
Swap premiums received	1,460,832	—
Payable to broker for open swap agreements	280,000	—
Income Payable	52,149	—
Payable for collateral on securities loaned	4,592,461	51,274,593
Payable for investment securities purchased	17,809,173	30,604,919
Payable for fund shares redeemed	60,357	—
Payable to investment advisor	1,862	—
Other accrued expenses	241,595	210,155
Total liabilities	66,725,015	82,089,667
NET ASSETS	$225,428,739	$218,718,794

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2010

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
NET ASSETS CONSIST OF:
Capital stock	$200,279,948	$221,487,972
Unrealized appreciation (depreciation) on:
Investments	9,744,215	2,862,352
Foreign currencies	(978)	—
Forward currency contracts	29,019	—
Forward sale commitments	(26,328)	—
Futures contracts	4,398,992	(162,568)
Swap contracts	(2,006,346)	—
Written options	(233,587)	—
Accumulated undistributed net investment income	2,880,390	—
Accumulated undistributed net realized gain (loss)	10,363,414	(5,468,962)
NET ASSETS	$225,428,739	$218,718,794

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	947,043	2,786,658
Net assets	8,098,930	29,622,814
Net asset value, offering and redemption price per share	$8.55	$10.63

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	25,074,951	17,590,769
Net assets	217,329,809	189,095,980
Net asset value, offering and redemption price per share	$8.67	$10.75

[1]Includes loaned securities with a market value of:	$4,503,329	$50,380,586

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2010

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
ASSETS:
Investments, at value (cost $9,893,411, $28,093,639, $50,556,207, $54,420,642, $1,318,287, and $2,082,297, respectively)[1]	$11,049,312	$30,168,457	$52,156,095	$56,921,853	$1,318,287	$2,082,297
Investments in affiliates, at value (cost $0, $0, $0, $0 $41,928,067 and $45,133,462, respectively)	—	—	—	—	42,354,376	45,898,684
Cash	21,228	245	9,251	15,884	—	—
Income receivable	288	69,087	100,779	91,000	154	178
Receivable for investment securities sold	2,037	4,350	240,253	1,182,660	—	—
Receivable for fund shares sold	187,579	213,256	69,081	74,400	3,803	100,890
Receivable from investment advisor	2,554	—	19,434	17,408	18,909	22,317
Other assets	1,128	3,265	1,993	2,290	970	641
Total assets	11,264,126	30,458,660	52,596,886	58,305,495	43,696,499	48,105,007

LIABILITIES:
Payable for collateral on securities loaned	1,238,294	8,498,100	6,973,209	5,134,597	—	—
Payable for investment securities purchased	134,282	384,638	1,343,368	3,693,803	459,925	1,151,248
Payable for fund shares redeemed	—	961	1,782	—	—	—
Payable to investment advisor	—	1,014	—	—	—	—
Payable to shareholders for income distribution	—	—	60,786	41,678	—	—
Other accrued expenses	14,473	47,074	49,043	49,699	47,120	47,713
Total liabilities	1,387,049	8,931,787	8,428,188	8,919,777	507,045	1,198,961
NET ASSETS	$9,877,077	$21,526,873	$44,168,698	$49,385,718	$43,189,454	$46,906,046

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2010

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund

NET ASSETS CONSIST OF:
Capital stock	$8,727,671	$24,027,609	$42,642,995	$47,023,254	$41,871,283	$45,160,948
Unrealized appreciation on:
Investments	1,155,901	2,074,818	1,599,888	2,501,211	—	—
Investments in affiliates	—	—	—	—	426,309	765,222
Accumulated undistributed net investment income	2,063	6	2	9	4,379	8,678
Accumulated undistributed net realized gain (loss)	(8,558)	(4,575,560)	(74,187)	(138,756)	887,483	971,198
NET ASSETS	$9,877,077	$21,526,873	$44,168,698	$49,385,718	$43,189,454	$46,906,046

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	772,089	962,482	n/a	n/a	n/a	n/a
Net assets	9,877,077	10,006,410	n/a	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$12.79	$10.40	n/a	n/a	n/a	n/a

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	n/a	1,098,012	4,045,863	4,429,814	4,046,962	4,148,699
Net assets	n/a	11,520,463	44,168,698	49,385,718	43,189,454	46,906,046
Net asset value, offering and redemption price per share	n/a	$10.49	$10.92	$11.15	$10.67	$11.31
[1]Includes loaned securities with a market value of:	1,196,079	8,199,467	6,808,090	5,010,195	—	—

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2010

	Genworth Calamos Growth Fund	Genworth PYRAMIS® Small/Mid Cap Core Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $4,503, $(198), $2,541, $8,592, $10,780, respectively)	$303,605	$1,368,262	$198,000	$1,265,617	$1,015,449
Interest income	1,864	—	1,231	2,512	2,035
Total investment income	305,469	1,368,262	199,231	1,268,129	1,017,484

EXPENSES:
Investment advisory fees	274,213	331,468	61,537	307,695	272,063
Administrative service fees—Service Shares	87,043	131,550	23,699	148,836	146,869
Distribution (12b-1) fees—Service Shares	87,043	131,550	23,699	148,836	146,869
Legal fees	37,888	93,410	12,637	43,219	43,447
Administration fees	31,440	49,435	14,279	54,237	54,103
Audit and tax fees	25,265	27,371	22,984	25,535	26,515
Fund accounting fees	21,706	30,921	17,841	33,546	31,597
Reports to shareholders	11,494	18,284	3,235	10,940	10,359
Custody fees	10,026	21,031	19,723	16,499	9,583
Transfer agent fees and expenses	9,628	9,827	9,679	10,027	10,147
Trustees’ fees and expenses	8,045	11,766	2,403	13,779	14,160
Compliance fees	2,801	3,977	735	3,980	3,721
Registration fees	2,139	2,517	1,002	—	—
Insurance fees	442	2,151	456	4,784	5,593
Interest expense	—	4,906	—	—	—
Total expenses	609,173	870,164	213,909	821,913	775,026
Less reimbursement by Advisor	(86,980)	(173,091)	(84,963)	(114,452)	(104,943)
Less securities lending credit	(19,051)	(14,731)	(1,550)	(9,785)	(13,594)
Net expenses	503,142	682,342	127,396	697,676	656,489
Net investment income (loss)	$(197,673)	$685,920	$71,835	$570,453	$360,995

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on: Investments	1,249,786	16,017,322	132,875	5,361,666	14,161,168
Foreign currencies	—	—	(9,370)	(475)	—
Total	1,249,786	16,017,322	123,505	5,361,191	14,161,168
Net change in unrealized appreciation (depreciation) on: Investments	6,732,462	(2,599,228)	1,656,751	(1,264,685)	(2,745,714)
Foreign currencies	—	—	676	575	—
Total	6,732,462	(2,599,228)	1,657,427	(1,264,110)	(2,745,714)
Net realized and unrealized gain	7,982,248	13,407,042	1,780,932	4,092,995	11,415,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,784,575	$14,104,014	$1,852,767	$4,667,534	$11,776,449

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended December 31, 2010

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
INVESTMENT INCOME:
Dividend income	$—	$2,464
Interest income	6,193,879	5,070,862
Total investment income	6,193,879	5,073,326

EXPENSES:
Investment advisory fees	690,897	530,179
Administrative service fees—Service Shares	486,429	416,472
Distribution (12b-1) fees—Service Shares	486,429	416,472
Legal fees	152,381	142,973
Administration fees	166,596	149,003
Audit and tax fees	43,594	36,568
Fund accounting fees	164,146	123,140
Reports to shareholders	50,564	50,826
Custody fees	62,504	38,140
Transfer agent fees and expenses	10,359	10,196
Trustees’ fees and expenses	40,455	36,304
Compliance fees	13,331	12,784
Registration fees	7,681	13,676
Insurance fees	8,671	6,284
Total expenses	2,384,037	1,983,017
Less reimbursement by Advisor	(412,263)	(336,755)
Less securities lending credit	(11,920)	(23,223)
Net expenses	1,959,854	1,623,039
Net investment income	$4,234,025	$3,450,287

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on: Investments	3,712,798	3,872,728
Foreign currencies	(6,498)	—
Forward currency contracts	(205,634)	—
Forward sale commitments	(443,692)	49,687
Futures contracts	22,184,966	2,035
Securities sold short	(161,256)	—
Swap contracts	3,106,496	—
Written options	1,227,345	—
Total	29,414,525	3,924,450
Net change in unrealized appreciation (depreciation) on: Investments	170,584	680,218
Foreign currencies	1,938	—
Forward currency contracts	39,534	—
Forward sale commitments	(151,209)	—
Futures contracts	3,773,293	(162,568)
Securities sold short	(1,898)	—
Swap contracts	(598,475)	—
Written options	(395,896)	—
Total	2,837,871	517,650
Net realized and unrealized gain	32,252,396	4,442,100
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,486,421	$7,892,387

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended December 31, 2010

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
INVESTMENT INCOME:
Dividend income	$66,250	$1,093,623	$576,728	$526,536	$1,754,327	$1,679,686
Interest income	255	1,523	2,093	1,866	1,191	1,052
Total investment income	66,505	1,095,146	578,821	528,402	1,755,518	1,680,738

EXPENSES:
Investment advisory fees	2,362	17,425	16,685	16,533	8,116	7,693
Administrative service fees—Service Shares	—	49,479	41,715	41,332	40,582	38,468
Distribution (12b-1) fees—Service Shares	—	49,479	41,715	41,332	40,582	38,468
Legal fees	37,753	96,750	83,727	83,201	83,104	81,632
Administration fees	3,272	15,056	17,129	16,369	16,150	15,599
Audit and tax fees	16,358	21,288	16,358	16,358	16,358	16,358
Fund accounting fees	1,907	8,657	10,143	9,702	9,565	9,337
Reports to shareholders	850	22,295	5,301	4,839	4,993	4,996
Custody fees	543	3,395	2,712	2,769	2,586	2,412
Transfer agent fees and expenses	2,178	5,418	2,322	2,377	2,325	2,284
Trustees’ fees and expenses	398	5,071	2,450	2,379	2,353	2,046
Compliance fees	206	1,771	1,127	1,056	1,099	990
Registration fees	795	2,931	4,166	4,279	3,959	4,040
Insurance fees	48	125	172	179	179	125
Organizational costs	12,651	12,651	22,768	22,768	22,768	22,768
Total expenses	79,321	311,791	268,490	265,473	254,719	247,216
Less reimbursement by Advisor	(66,292)	(111,653)	(148,457)	(144,176)	(150,829)	(151,816)
Less securities lending credit	(4,549)	(36,141)	(6,569)	(8,873)	—	—
Net expenses	8,480	163,997	113,464	112,424	103,890	95,400
Net investment income	$58,025	$931,149	$465,357	$415,978	$1,651,628	$1,585,338

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on: Distributions	—	—	42,409	29,401	—	—
Distributions from affiliates	—	—	—	—	901,830	1,030,231
Investments	(7,844)	(4,575,560)	(114,426)	(73,333)	—	—
Investments in affiliates	—	—	—	—	(14,310)	(59,033)
Total	(7,844)	(4,575,560)	(72,017)	(43,932)	887,520	971,198
Net change in unrealized appreciation on: Investments	1,155,271	2,074,707	1,600,867	2,506,869	—	—
Investments in affiliates	—	—	—	—	437,388	765,453
Total	1,155,271	2,074,707	1,600,867	2,506,869	437,388	765,453
Net realized and unrealized gain (loss)	1,147,427	(2,500,853)	1,528,850	2,462,937	1,324,908	1,736,651
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,205,452	($1,569,704)	$1,994,207	$2,878,915	$2,976,536	$3,321,989

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Genworth Calamos Growth Fund		Genworth PYRAMIS® Small/Mid Cap Core Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$(197,673)	$(30,749)	$685,920	$271,800
Net realized gain (loss) on investment transactions	1,249,786	(352,373)	16,017,322	(250,853)
Change in unrealized appreciation (depreciation) on investments	6,732,462	2,775,789	(2,599,228)	8,785,608
Net increase in net assets resulting from operations	7,784,575	2,392,667	14,104,014	8,806,555

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	4,649,332	42,271	8,099,167	37,998
Shares issued to holders in reinvestment of dividends	15,229	—	553,795	442
Shares redeemed	(2,161,581)	(14)	(199,660)	(12)

Net increase	2,502,980	42,257	8,453,302	38,428
Service Shares:
Shares sold	55,422,039	3,319,158	24,818,582	6,104,361
Shares issued to holders in reinvestment of dividends	152,199	—	3,274,032	236,458
Shares redeemed	(41,361,984)	(1,481,573)	(15,354,460)	(4,306,500)

Net increase	14,212,254	1,837,585	12,738,154	2,034,319

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Institutional Shares	—	—	(149,218)	(442)
Net investment income—Service Shares	—	—	(505,627)	(236,459)
Net realized gains—Institutional Shares	(15,229)	—	(404,577)	—
Net realized gains—Service Shares	(152,199)	—	(2,768,405)	—

Total dividends and distributions	(167,428)	—	(3,827,827)	(236,901)

INCREASE IN NET ASSETS	24,332,381	4,272,509	31,467,643	10,642,401

NET ASSETS:
Beginning of period	$7,854,666	$3,582,157	$34,461,390	$23,818,989
End of period (including undistributed net investment income of $0, $0, $0 and $0, respectively)	$32,187,047	$7,854,666	$65,929,033	$34,461,390

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	455,344	4,405	848,954	4,319
Shares issued to holders in reinvestment of dividends	1,242	—	54,170	50
Shares redeemed	(201,638)	(1)	(22,324)	(1)

Net increase	254,948	4,404	880,800	4,368
Service Shares:
Shares sold	5,925,740	413,495	2,844,678	913,452
Shares issued to holders in reinvestment of dividends	12,475	—	315,597	26,636
Shares redeemed	(4,343,603)	(164,379)	(1,543,538)	(583,420)

Net increase	1,594,612	249,116	1,616,737	356,668

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Davis NY Venture Fund		Genworth Eaton Vance Large Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$71,835	$19,885	$570,453	$986,098
Net realized gain (loss) on investment transactions	123,505	(233,427)	5,361,191	(1,962,153)
Change in unrealized appreciation (depreciation) on investments	1,657,427	2,032,309	(1,264,110)	14,209,962
Net increase in net assets resulting from operations	1,852,767	1,818,767	4,667,534	13,233,907

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	7,748,600	37,100	6,783,696	25,858
Shares issued to holders in reinvestment of dividends	59,633	258	389,602	385
Shares redeemed	(388,682)	(13)	(113,368)	(7)

Net increase	7,419,551	37,345	7,059,930	26,236
Service Shares:
Shares sold	3,320,838	4,428,221	7,391,105	17,713,662
Shares issued to holders in reinvestment of dividends	4,277	17,966	2,839,563	963,121
Shares redeemed	(2,110,387)	(1,176,821)	(39,678,823)	(3,428,843)

Net increase (decrease)	1,214,728	3,269,366	(29,448,155)	15,247,940

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Institutional Shares	(59,633)	(258)	(118,873)	(385)
Net investment income—Service Shares	(4,277)	(17,966)	(456,631)	(963,121)
Net realized gains—Institutional Shares	—	—	(270,729)	—
Net realized gains—Service Shares	—	—	(2,382,932)	—

Total dividends and distributions	(63,910)	(18,224)	(3,229,165)	(963,506)

INCREASE (DECREASE) IN NET ASSETS	10,423,136	5,107,254	(20,949,856)	27,544,577

NET ASSETS:
Beginning of period	$8,509,246	$3,401,992	$86,981,962	$59,437,385
End of period (including undistributed net investment income (loss) of $(1,685), $(245), $161 and $12,314, respectively)	$18,932,382	$8,509,246	$66,032,106	$86,981,962

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	817,297	4,016	769,170	2,928
Shares issued to holders in reinvestment of dividends	5,802	28	43,244	44
Shares redeemed	(40,253)	(1)	(13,033)	(1)

Net increase	782,846	4,043	799,381	2,971
Service Shares:
Shares sold	354,663	584,375	853,434	2,450,712
Shares issued to holders in reinvestment of dividends	412	1,926	310,264	108,727
Shares redeemed	(220,515)	(155,029)	(4,607,459)	(441,890)

Net increase (decrease)	134,560	431,272	(3,443,761)	2,117,549

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund		Genworth PIMCO StocksPLUS Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment Income (loss)	$360,995	$(238,706)	$4,234,025	$4,286,935
Net realized gain on investment transactions	14,161,168	326,306	$29,414,525	$35,302,950
Change in unrealized appreciation (depreciation) on investments	(2,745,714)	25,990,466	$2,837,871	$5,418,106
Net increase in net assets resulting from operations	11,776,449	26,078,066	36,486,421	45,007,991

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	4,913,447	42,271	7,751,644	37,100
Shares issued to holders in reinvestment of dividends	637,792	6	1,104,190	4,037
Shares redeemed	(2,301,661)	(14)	(510,152)	(12)

Net increase	3,249,578	42,263	8,345,682	41,125
Service Shares:
Shares sold	4,592,628	16,157,473	75,347,184	15,861,226
Shares issued to holders in reinvestment of dividends	11,867,736	19,704	30,580,874	19,021,911
Shares redeemed	(63,070,083)	(9,896,064)	(27,712,535)	(22,151,199)

Net increase (decrease)	(46,609,719)	6,281,113	78,215,523	12,731,938

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Institutional Shares	(24,399)	—	(193,042)	(422)
Net investment income—Service Shares	(29,988)	—	(4,073,917)	(1,027,679)
Net realized gains—Institutional Shares	(613,393)	—	(911,148)	(3,615)
Net realized gains—Service Shares	(11,837,748)	(19,724)	(26,506,957)	(17,994,233)

Total dividends and distributions	(12,505,528)	(19,724)	(31,685,064)	(19,025,949)

INCREASE (DECREASE) IN NET ASSETS	(44,089,220)	32,381,718	91,362,562	38,755,105

NET ASSETS:
Beginning of period	$103,139,936	$70,758,218	$134,066,177	$95,311,072
End of period (including undistributed net investment income of $272,503, $0, $2,880,390 and $3,479,425, respectively)	$59,050,716	$103,139,936	$225,428,739	$134,066,177

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	468,356	4,288	868,687	3,921
Shares issued to holders in reinvestment of dividends	66,132	—	129,189	475
Shares redeemed	(212,005)	(1)	(55,228)	(1)

Net increase	322,483	4,287	942,648	4,395
Service Shares:
Shares sold	459,239	2,047,688	8,933,798	2,310,767
Shares issued to holders in reinvestment of dividends	1,226,792	1,983	3,529,852	2,217,937
Shares redeemed	(6,293,934)	(1,178,992)	(3,025,055)	(2,797,336)

Net increase (decrease)	(4,607,903)	870,679	9,438,595	1,731,368

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund		Genworth Enhanced Small Cap Index Fund		Genworth Enhanced International Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009
OPERATIONS:
Net investment income	$3,450,287	$2,125,287	$58,025	$163	$931,149	$530
Net realized gain (loss) on investment transactions	3,924,450	3,863,169	(7,844)	—	(4,575,560)	—
Change in unrealized appreciation (depreciation) on investments	517,650	(416,047)	1,155,271	630	2,074,707	111
Net increase (decrease) in net assets resulting from operations	7,892,387	5,572,409	1,205,452	793	(1,569,704)	641

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	29,469,668	178,082	8,692,336	53,670	9,198,191	68,513
Shares issued to holders in reinvestment of dividends	2,066,745	8,251	56,845	—	483,162	—
Shares redeemed	(202,185)	(62)	(75,160)	(14)	(95,449)	(18)

Net increase	31,334,228	186,271	8,674,021	53,656	9,585,904	68,495
Service Shares:
Shares sold	116,060,608	28,929,169	—	—	72,404,885	—
Shares issued to holders in reinvestment of dividends	12,904,509	4,473,737	—	—	448,532	—
Shares redeemed	(20,941,512)	(4,536,292)	—	—	(58,480,186)	—

Net increase	108,023,605	28,866,614	—	—	14,373,231	—

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Institutional Shares	(624,075)	(4,500)	(56,130)	—	(483,162)	—
Net investment income—Service Shares	(3,030,568)	(2,121,275)	—	—	(448,532)	—
Net realized gains—Institutional Shares	(1,442,670)	(3,751)	(715)	—	—	—
Net realized gains—Service Shares	(9,873,941)	(2,352,461)	—	—	—	—

Total dividends and distributions	(14,971,254)	(4,481,987)	(56,845)	—	(931,694)	—

INCREASE IN NET ASSETS	132,278,966	30,143,307	9,822,628	54,449	21,457,737	69,136

NET ASSETS:
Beginning of period	$86,439,828	$56,296,521	$54,449	$—	$69,136	$—
End of period (including undistributed net investment income (loss) of $0, $(643), $2,063, $163, $6 and $530, respectively)	$218,718,794	$86,439,828	$9,877,077	$54,449	$21,526,873	$69,136

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	2,593,078	15,499	769,255	5,277	919,123	6,893
Shares issued to holders in reinvestment of dividends	195,154	755	4,415	—	46,909	—
Shares redeemed	(17,823)	(5)	(6,857)	(1)	(10,441)	(2)

Net increase	2,770,409	16,249	766,813	5,276	955,591	6,891
Service Shares:
Shares sold	10,375,493	2,592,805	—	—	7,350,479	—
Shares issued to holders in reinvestment of dividends	1,204,835	405,983	—	—	43,145	—
Shares redeemed	(1,843,403)	(419,081)	—	—	(6,295,612)	—

Net increase	9,736,925	2,579,707	—	—	1,098,012	—

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth 40/60 Index Allocation Fund		Genworth 60/40 Index Allocation Fund
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009
OPERATIONS:
Net investment income	$465,357	$608	$415,978	$2,461
Net realized gain (loss) on investment transactions	(72,017)	33	(43,932)	149
Change in unrealized appreciation (depreciation) on investments	1,600,867	(979)	2,506,869	(5,658)
Net increase (decrease) in net assets resulting from operations	1,994,207	(338)	2,878,915	(3,048)

CAPITAL SHARE TRANSACTIONS:
Service Shares:
Shares sold	43,891,211	127,372	47,641,646	590,586
Shares issued to holders in reinvestment of dividends	468,190	—	513,499	—
Shares redeemed	(1,843,715)	(39)	(1,722,291)	(90)

Net increase	42,515,686	127,333	46,432,854	590,496

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Service Shares	(465,987)	—	(418,526)	—
Net realized gains—Service Shares	(2,203)	—	(94,973)	—

Total dividends and distributions	(468,190)	—	(513,499)	—

INCREASE IN NET ASSETS	44,041,703	126,995	48,798,270	587,448

NET ASSETS:
Beginning of period	$126,995	$—	$587,448	$—
End of period (including undistributed net investment income of $2, $608, $9 and $2,461, respectively)	$44,168,698	$126,995	$49,385,718	$587,448

CHANGES IN SHARES OUTSTANDING:
Service Shares:
Shares sold	4,167,042	12,635	4,491,695	58,197
Shares issued to holders in reinvestment of dividends	42,977	—	46,141	—
Shares redeemed	(176,787)	(4)	(166,210)	(9)

Net increase	4,033,232	12,631	4,371,626	58,188

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Moderate Allocation Fund		Genworth Growth Allocation Fund
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009
OPERATIONS:
Net investment income	$1,651,628	$5,896	$1,585,338	$25
Net realized gain on investment transactions	887,520	7,329	971,198	38
Change in unrealized appreciation (depreciation) on investments	437,388	(11,079)	765,453	(231)
Net increase (decrease) in net assets resulting from operations	2,976,536	2,146	3,321,989	(168)

CAPITAL SHARE TRANSACTIONS:
Service Shares:
Shares sold	41,028,954	427,241	43,729,154	89,909
Shares issued to holders in reinvestment of dividends	1,648,769	11,741	1,576,725	—
Shares redeemed	(1,245,236)	(187)	(234,828)	(10)

Net increase	41,432,487	438,795	45,071,051	89,899

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income—Service Shares	(1,647,249)	(11,741)	(1,576,725)	—
Net realized gains—Service Shares	(1,520)	—	—	—

Total dividends and distributions	(1,648,769)	(11,741)	(1,576,725)	—

INCREASE IN NET ASSETS	42,760,254	429,200	46,816,315	89,731

NET ASSETS:
Beginning of period	$429,200	$—	$89,731	$—
End of period (including undistributed net investment income of $4,379, $0, $8,678, and $54, respectively)	$43,189,454	$429,200	$46,906,046	$89,731

CHANGES IN SHARES OUTSTANDING:
Service Shares:
Shares sold	3,967,047	42,168	4,022,260	8,750
Shares issued to holders in reinvestment of dividends	154,885	1,183	139,748	—
Shares redeemed	(118,302)	(19)	(22,058)	(1)

Net increase	4,003,630	43,332	4,139,950	8,749

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS

	Genworth Calamos Growth Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.74	$ 9.33		$9.74	$6.48	$10.00
Net investment income (loss)	0.01	0.00		(0.08)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	2.49	0.41		2.52	3.30	(3.51)
Total from investment operations	2.50	0.41		2.44	3.26	(3.52)

Less distributions:
Dividends from net realized gains	(0.07)	—		(0.07)	—	—
Total distributions	(0.07)	—		(0.07)	—	—

Net asset value, end of period	$12.17	$ 9.74		$12.11	$9.74	$6.48
Total return	25.66%	4.36%	[2,4]	25.03%	50.35%	-35.22%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$3,156,871	$42,876		$29,030,176	$7,811,790	$3,582,157
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	1.33%	2.21%	[5]	1.68%	2.20%	6.25%	[5]
After expense reimbursement and before securities lending credit	0.97%	0.94%	[5]	1.45%	1.47%	1.51%	[5]
After expense reimbursement and securities lending credit	0.90%	0.90%	[5]	1.40%	1.40%	1.40%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	-0.33%	-1.22%	[5]	-0.85%	-1.35%	-5.20%	[5]
After expense reimbursement and securities lending credit	0.10%	0.09%	[5]	-0.57%	-0.55%	-0.35%	[5]
Portfolio turnover rate	174.35%	70.42%		174.35%	70.42%	17.96%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth PYRAMIS® Small/Mid Cap Core Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.75	$ 8.53		$8.84	$6.73	$10.00
Net investment income	0.09	0.05		0.12	0.07	0.04
Net realized and unrealized gains (losses) on investments	2.06	0.32		1.99	2.10	(3.27)
Total from investment operations	2.15	0.37		2.11	2.17	(3.23)

Less distributions:
Dividends from net investment income	(0.19)	(0.15)		(0.09)	(0.06)	(0.04)
Dividends from net realized gains	(0.53)	—		(0.53)	—	—
Total distributions	(0.72)	(0.15)		(0.62)	(0.06)	(0.04)

Net asset value, end of period	$10.18	$ 8.75		$10.33	$8.84	$6.73
Total return	24.49%	4.35%	[2,4]	23.86%	32.17%	-32.30%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$9,010,697	$38,232		$56,918,336	$34,423,158	$23,818,989
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	1.28%	2.14%	[5]	1.58%	1.50%	2.73%	[5]
After expense reimbursement and before securities lending credit	0.78%	0.77%	[5]	1.28%	1.29%	1.38%	[5]
After expense reimbursement and securities lending credit	0.75%	0.75%	[5]	1.25%	1.25%	1.25%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	1.51%	-0.30%	[5]	0.87%	0.73%	1.34%	[5]
After expense reimbursement and securities lending credit	2.04%	1.09%	[5]	1.20%	0.98%	2.82%	[5]
Portfolio turnover rate	198.33%	67.78%		198.33%	67.78%	5.44%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Davis NY Venture Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010		Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.28	$ 9.06		$9.35		$7.17	$10.00
Net investment income	0.05	0.03		0.04		0.02	0.02
Net realized and unrealized gains (losses) on investments	1.05	0.28		1.02		2.18	(2.83)
Total from investment operations	1.10	0.31		1.06		2.20	(2.81)

Less distributions:
Dividends from net investment income	(0.08)	(0.09)		—	*	(0.02)	(0.02)
Total distributions	(0.08)	(0.09)		—		(0.02)	(0.02)

Net asset value, end of period	$10.30	$ 9.28		$10.41		$9.35	$7.17
Total return	11.86%	3.42%	[2,4]	11.32%		30.77%	-28.15%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$8,105,151	$37,523		$10,827,231		$8,471,723	$3,401,992
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	1.38%	2.07%	[5]	1.84%		2.17%	7.84%	[5]
After expense reimbursement and before securities lending credit	0.66%	0.67%	[5]	1.16%		1.18%	1.25%	[5]
After expense reimbursement and securities lending credit	0.65%	0.65%	[5]	1.15%		1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	0.36%	-1.53%	[5]	-0.26%		-0.67%	-5.72%	[5]
After expense reimbursement and securities lending credit	1.09%	-0.11%	[5]	0.43%		0.35%	0.97%	[5]
Portfolio turnover rate	13.72%	16.98%		13.72%		16.98%	7.68%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1] Date	of inception.
[2] From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3] From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4] Not	annualized.
[5] Annualized.
*Amount	represents less than $0.01 per share.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Eaton Vance Large Cap Value Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.73	$ 8.74		$8.82	$7.68	$10.00
Net investment income	0.06	0.05		0.09	0.10	0.03
Net realized and unrealized gains (losses) on investments	0.80	0.12		0.72	1.14	(2.32)
Total from investment operations	0.86	0.17		0.81	1.24	(2.29)

Less distributions:
Dividends from net investment income	(0.17)	(0.18)		(0.07)	(0.10)	(0.03)
Dividends from net realized gains	(0.39)	—		(0.39)	—	—
Total distributions	(0.56)	(0.18)		(0.46)	(0.10)	(0.03)

Net asset value, end of period	$9.03	$ 8.73		$9.17	$8.82	$7.68
Total return	9.72%	1.93%	[2,4]	9.15%	16.15%	-22.85%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$7,243,016	$25,950		$58,789,090	$86,956,012	$59,437,385
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	0.87%	1.08%	[5]	1.35%	1.29%	1.97%	[5]
After expense reimbursement and before securities lending credit	0.67%	0.71%	[5]	1.17%	1.18%	1.19%	[5]
After expense reimbursement and securities lending credit	0.65%	0.65%	[5]	1.15%	1.15%	1.15%	[5]
Ratio of net investment income to average net assets
Before expense reimbursement and securities lending credit	1.37%	1.00%	[5]	0.70%	1.27%	1.64%	[5]
After expense reimbursement and securities lending credit	1.59%	1.43%	[5]	0.90%	1.41%	2.46%	[5]
Portfolio turnover rate	49.96%	59.48%		49.96%	59.48%	8.99%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.96	$9.49		$9.95	$7.46	$10.00
Net investment income (loss)	0.12	—		0.06	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.30	0.47		2.31	2.51	(2.54)
Total from investment operations	2.42	0.47		2.37	2.49	(2.53)

Less distributions:
Dividends from net investment income	(0.10)	—		(0.01)	—	(0.01)
Dividends from net realized gains	(2.59)	—		(2.59)	—	—
Total distributions	(2.69)	—		(2.60)	—	(0.01)

Net asset value, end of period	$9.69	$9.96		$9.72	$9.95	$7.46
Total return	24.51%	4.91%	[2,4]	23.86%	33.48%	-25.37%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$3,167,216	$42,695		$55,883,500	$103,097,241	$70,758,218
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	0.80%	1.00%	[5]	1.29%	1.20%	1.76%	[5]
After expense reimbursement/recoupment and before securities lending credit	0.63%	0.61%	[5]	1.12%	1.16%	1.20%	[5]
After expense reimbursement/recoupment and securities lending credit	0.60%	0.60%	[5]	1.10%	1.10%	1.10%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	1.53%	-0.79%	[5]	0.37%	-0.38%	-0.36%	[5]
After expense reimbursement and securities lending credit	1.73%	-0.39%	[5]	0.56%	-0.28%	0.30%	[5]
Portfolio turnover rate	2.33%	2.39%		2.33%	2.39%	0.41%	[3,4]
Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth PIMCO StocksPLUS Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.49	$ 9.78		$8.57	$6.85	$10.00
Net investment income (loss)	(0.08)	0.07		0.11	0.29	0.03
Net realized and unrealized gains (losses) on investments	1.62	0.14		1.40	2.85	(2.59)
Total from investment operations	1.54	0.21		1.51	3.14	(2.56)

Less distributions:
Dividends from net investment income	(0.26)	(0.16)		(0.19)	(0.08)	(0.03)
Dividends from net realized gains	(1.22)	(1.34)		(1.22)	(1.34)	(0.56)
Total distributions	(1.48)	(1.50)		(1.41)	(1.42)	(0.59)

Net asset value, end of period	$8.55	$ 8.49		$8.67	$8.57	$6.85
Total return	18.10%	2.14%	[2,4]	17.51%	45.69%	-25.50%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$8,098,930	$37,317		$217,329,809	$134,028,860	$95,311,072
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	0.76%	1.28%	[5]	1.22%	1.18%	1.94%	[5]
After expense reimbursement/recoupment and before securities lending credit	0.51%	0.54%	[5]	1.01%	1.03%	1.07%	[5]
After expense reimbursement/recoupment and securities lending credit	0.50%	0.50%	[5]	1.00%	1.00%	1.00%	[5]
Ratio of net investment income to average net assets
Before expense reimbursement and securities lending credit	2.42%	5.44%	[5]	1.92%	3.69%	1.47%	[5]
After expense reimbursement and securities lending credit	2.68%	6.22%	[5]	2.14%	3.87%	2.41%	[5]
Portfolio turnover rate	239.80%	696.19%		239.80%	696.19%	287.05%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund
	Institutional			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009	August 15, 2008[1] Through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.89	$ 11.71		$10.98	$10.67	$10.00
Net investment income	0.12	0.11		0.20	0.29	0.07
Net realized and unrealized gains (losses) on investments	0.49	(0.23)		0.37	0.63	0.67
Total from investment operations	0.61	(0.12)		0.57	0.92	0.74

Less distributions:
Dividends from net investment income	(0.26)	(0.38)		(0.19)	(0.29)	(0.07)
Dividends from net realized gains	(0.61)	(0.32)		(0.61)	(0.32)	—
Total distributions	(0.87)	(0.70)		(0.80)	(0.61)	(0.07)

Net asset value, end of period	$10.63	$ 10.89		$10.75	$10.98	$10.67
Total return	5.66%	-1.00%	[2,4]	5.15%	8.57%	7.46%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$29,622,814	$176,931		$189,095,980	$86,262,897	$56,296,521
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	0.69%	0.72%	[5]	1.15%	1.24%	1.91%	[5]
After expense reimbursement and before securities lending credit	0.46%	0.57%	[5]	0.96%	1.10%	1.16%	[5]
After expense reimbursement and securities lending credit	0.45%	0.55%	[5]	0.95%	1.05%	1.05%	[5]
Ratio of net investment income to average net assets
Before expense reimbursement and securities lending credit	2.11%	3.28%	[5]	1.73%	2.87%	2.76%	[5]
After expense reimbursement and securities lending credit	2.35%	3.45%	[5]	1.93%	3.06%	3.62%	[5]
Portfolio turnover rate	514.46%	455.17%		514.46%	455.17%	216.84%	[3,4]

Portfolio	turnover is calculated for the Fund as a whole
[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Enhanced Small Cap Index Fund		Genworth Enhanced International Index Fund			Genworth 40/60 Index Allocation Fund
	Institutional		Institutional		Service	Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009	May 1, 2010[1] Through December 31, 2010	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.32	$10.00	$10.03	$10.00	$9.90	$10.05	$10.00
Net investment income	0.05	0.03	0.13	0.08	0.73	0.07	0.05
Net realized and unrealized gains (losses) on investments	2.50	0.29	0.80	(0.05)	0.28	0.92	—
Total from investment operations	2.55	0.32	0.93	0.03	1.01	0.99	0.05

Less distributions:
Dividends from net investment income	(0.08)	—	(0.56)	—	(0.42)	(0.12)	—
Dividends from net realized gains	— *	—	—	—	—	— *	—
Total distributions	(0.08)	—	(0.56)	—	(0.42)	(0.12)	—

Net asset value, end of period	$12.79	$10.32	$10.40	$10.03	$10.49	$10.92	$10.05
Total return	24.70%	3.22%[2,4]	9.24%	0.33%[2,4]	10.34%[3,4]	9.79%	0.54%[2,4]

Supplemental data and ratios:
Net assets, end of period	$9,877,077	$54,449	$10,006,410	$69,136	$11,520,463	$44,168,698	$126,995
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	2.52%	76.08%[5]	1.41%	59.10%[5]	1.33%[5]	1.61%	44.87%[5]
After expense reimbursement and before securities lending credit	0.41%	0.08%[5]	0.47%	0.19%[5]	0.93%[5]	0.72%	0.68%[5]
After expense reimbursement and securities lending credit	0.27%	0.08%[5]	0.28%	0.19%[5]	0.78%[5]	0.68%	0.68%[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	-0.41%	-66.14%[5]	3.05%	-34.28%[5]	3.43%[5]	1.86%	-24.37%[5]
After expense reimbursement and securities lending credit	1.84%	9.86%[5]	4.18%	24.63%[5]	3.98%[5]	2.79%	19.82%[5]
Portfolio turnover rate	9.20%	0.00%[2,4]	315.88%	0.00%[2,4]	315.88%	48.64%	0.00%[2,4]

Portfolio	turnover is calculated for the Fund as a whole
[1] Date	of inception.
[2] From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3] From	May 1, 2010 (commencement of operations) through December 31, 2010.
[4] Not	annualized.
[5] Annualized.
*Amount	represents less than $0.01 per share.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth 60/40 Index Allocation Fund			Genworth Moderate Allocation Fund			Genworth Growth Allocation Fund
	Service			Service			Service
	Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009		Year Ended December 31, 2010	December 9, 2009[1] Through December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.10	$10.00		$9.90	$10.00		$10.26	$10.00
Net investment income	0.06	0.04		0.44	0.14		0.42	0.01
Net realized and unrealized gains on investments	1.12	0.06		0.77	0.04		1.05	0.25
Total from investment operations	1.18	0.10		1.21	0.18		1.47	0.26

Less distributions:
Dividends from net investment income	(0.10)	—		(0.44)	(0.28)		(0.42)	—
Dividends from net realized gains	(0.03)	—		— *	—		—	—
Total distributions	(0.13)	—		(0.44)	(0.28)		(0.42)	—

Net asset value, end of period	$11.15	$10.10		$10.67	$9.90		$11.31	$10.26
Total return	11.69%	0.96%	[2,3]	12.25%	1.87%	[2,3]	14.35%	2.56%	[2,3]

Supplemental data and ratios:
Net assets, end of period	$49,385,718	$587,448		$43,189,454	$429,200		$46,906,046	$89,731
Ratio of expense to average net assets
Before expense reimbursement and securities lending credit	1.61%	24.08%	[4]	1.57%	13.62%	[4]	1.61%	221.37%	[4]
After expense reimbursement and before securities lending credit	0.73%	0.68%	[4]	0.64%	0.64%	[4]	0.62%	0.62%	[4]
After expense reimbursement and securities lending credit	0.68%	0.68%	[4]	0.64%	0.64%	[4]	0.62%	0.62%	[4]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement and securities lending credit	1.59%	6.57%	[4]	9.25%	76.02%	[4]	9.31%	-211.08%	[4]
After expense reimbursement and securities lending credit	2.52%	29.97%	[4]	10.18%	89.00%	[4]	10.30%	9.67%	[4]
Portfolio turnover rate	68.22%	0.00%	[2,3]	16.88%	0.03%	[2,3]	21.65%	0.01%	[2,3]

[1] Date	of inception.
[2] From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3] Not	annualized.
[4] Annualized.
*Amount	represents less than $0.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1. ORGANIZATION

Genworth Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated June 4, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of the following 13 funds (the “Funds”):

Genworth Calamos Growth Fund

Genworth PYRAMIS® Small/Mid Cap Core Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive

Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

Each of the Funds, other than the Genworth Legg Mason ClearBridge Aggressive Growth Fund, is a diversified fund as defined in the 1940 Act. The Genworth Legg Mason ClearBridge Aggressive Growth Fund is a non-diversified fund as defined in the 1940 Act. The Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund commenced operations on September 4, 2008. The Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund commenced operations on December 9, 2009. The Funds serve as underlying investment options for certain variable annuity separate accounts of insurance companies, including affiliates of Genworth Financial, Inc., and for certain qualified retirement plans (collectively “variable contracts”). Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available, are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from an exchange where the security is traded. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor. Fixed-income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments having a maturity of less than 60 days are valued at amortized cost. Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. Securities for which a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair market value as determined by the valuation vendor pursuant to pre-approved procedures. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

Valuation Measurements

The Trust has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible bonds, corporate bonds, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks; and (3) certain over-the-counter derivative instruments, including forward sale commitments, options, forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation of the patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts, options contracts, forward sale commitments and swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) certain fixed income securities, including mortgage- and asset-backed securities and collateralized mortgage obligations; and (2) certain options.

Mortgage- and asset-backed securities, collateralized mortgage obligations and options are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Genworth Calamos Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,231,584	$—	$—	$31,231,584
Short Term Investments	807,396	—	—	807,396
Investments Purchased as Securities Lending Collateral	9,380,536	—	—	9,380,536

Total Investments in Securities	$41,419,516	$—	$—	$41,419,516

For further information regarding security characteristics, see the Schedule of Investments.

Genworth PYRAMIS® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,210,964	$—	$—	$62,210,964
Investment Companies	1,408,140	—	—	1,408,140
Real Estate Investment Trusts	1,190,811	—	—	1,190,811
Short Term Investments	18,753	—	—	18,753
Investments Purchased as Securities Lending Collateral	17,082,565	—	—	17,082,565

Total Investments in Securities	$81,911,233	$—	$—	$81,911,233

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Davis NY Venture Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,092,816	$1,661,227	$—	$17,754,043
Short Term Investments	1,218,808	—	—	1,218,808
Investments Purchased as Securities Lending Collateral	3,487,420	—	—	3,487,420

Total Investments in Securities	$20,799,044	$1,661,227	$—	$22,460,271

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Eaton Vance Large Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,299,317	$1,399,915	$—	$63,699,232
Real Estate Investment Trusts	1,528,521	—	—	1,528,521
Short Term Investments	398,574	—	—	398,574
Investments Purchased as Securities Lending Collateral	7,146,983	—	—	7,146,983

Total Investments in Securities	$71,373,395	$1,399,915	$—	$72,773,310

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$59,029,258	$—	$—	$59,029,258
Investments Purchased as Securities Lending Collateral	8,300,718	—	—	8,300,718

Total Investments in Securities	$67,329,976	$—	$—	$67,329,976

For further information regarding security characteristics, see the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Level 3 Reconciliation Disclosure. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of January 1, 2010	$1,419
Accreted discounts/(amortization of premiums), net	—
Realized loss	(1,419)
Change in unrealized depreciation
Net sales	—
Transfers in and/or (out) of Level 3	—

Balance as of December 31, 2010	$—

Change in unrealized depreciation during the year for Level 3 investments held at December 31, 2010.	$—

Genworth PIMCO StocksPLUS Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$3,090,023	$4,056,624	$7,146,647
Collateralized Mortgage Obligations	—	15,954,225	4,671,819	20,626,044
Convertible Bond	—	615,750	—	615,750
Corporate Bonds	—	62,250,642	—	62,250,642
Foreign Government Note/Bond	—	3,986,213	—	3,986,213
Mortgage Backed Securities – U.S. Government Agency	—	67,978,148	865,273	68,843,421
Municipal Bonds	—	503,455	—	503,455
U.S. Government Agency Issues	—	90,508	—	90,508
U.S. Treasury Obligations	—	11,387,084	—	11,387,084

Total Fixed Income	—	165,856,048	9,593,716	175,449,764
Purchased Options	—	4,875	—	4,875
Repurchase Agreements	—	996,000	—	996,000
Short Term Investments	3,787,577	63,448,555	—	67,236,132
Investments Purchased as Securities Lending Collateral	4,592,461	—	—	4,592,461

Total Investments in Securities	$4,592,461	$234,093,055	$9,593,716	$248,279,232

For further information regarding security characteristics, see the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Sale Commitments	$—	$38,047,812	$—	$38,047,812
Options Written	86,763	270,637	352,229	709,629
Forward Currency Contracts	—	29,019	—	29,019
Futures	4,398,992	—	—	4,398,992
Swaps	—	(2,006,346)	—	(2,006,346)

Total	$4,485,755	$36,341,122	$352,229	$41,179,106

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward sale commitments, written options, forward currency contracts, futures, interest rate swaps, credit

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

default swaps and total return swaps. All derivatives, except for forward sale commitments and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Forward sale commitments and written options are reflected at value.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Asset Backed Securities	Collateralized Mortgage Obligations	Mortgage Backed Securities – U.S. Government Agency	Options Written
Description
Balance as of January 1, 2010	$—	$—	$—	$—
Accreted discounts, net	35,650	6,203	—	—
Realized gain	—	4,973	2,356	—
Change in unrealized appreciation (depreciation)	(49,425)	(38,946)	83,245	117,535
Net purchases (sales)	4,070,399	4,699,589	(81,952)	234,694
Transfers in to Level 3	—	—	861,624	—

Balance as of December 31, 2010	$4,056,624	$4,671,819	$865,273	$352,229

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at December 31, 2010.	$(49,425)	$(38,946)	$83,245	$117,535

Genworth Goldman Sachs Enhanced Core Bond Index Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Collateralized Mortgage Obligations	$—	$6,923,755	$—	$6,923,755
Corporate Bonds	—	50,242,618	—	50,242,618
Foreign Government Agency Issue	—	3,174,030	—	3,174,030
Foreign Government Note/Bond	—	2,699,113	—	2,699,113
Mortgage Backed Securities – U.S. Government Agency	—	64,337,663	—	64,337,663
Municipal Bonds	—	2,480,800	—	2,480,800
U.S. Government Agency Issues	—	5,441,334	—	5,441,334
U.S. Treasury Obligations	—	63,973,034	—	63,973,034

Total Fixed Income	—	199,272,347	—	199,272,347
Short Term Investments	35,104,051	—	—	35,104,051
Investments Purchased as Securities Lending Collateral	51,274,593	—	—	51,274,593

Total Investments in Securities	$86,378,644	$199,272,347	$—	$285,650,991

For further information regarding security characteristics, see the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures	$(162,568)	$—	$—	$(162,568)

Total	$(162,568)	$—	$—	$(162,568)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are reflected at the unrealized depreciation on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Genworth Enhanced Small Cap Index Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$9,571,187	$—	$—	$9,571,187
Short Term Investments	239,831	—	—	239,831
Investments Purchased as Securities Lending Collateral	1,238,294	—	—	1,238,294

Total Investments in Securities	$11,049,312	$—	$—	$11,049,312

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Enhanced International Index Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$21,082,260	$—	$—	$21,082,260
Short Term Investments	588,097	—	—	588,097
Investments Purchased as Securities Lending Collateral	8,498,100	—	—	8,498,100

Total Investments in Securities	$30,168,457	$—	$—	$30,168,457

For further information regarding security characteristics, see the Schedule of Investments.

Genworth 40/60 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$43,092,379	$—	$—	$43,092,379
Short Term Investments	2,090,507	—	—	2,090,507
Investments Purchased as Securities Lending Collateral	6,973,209	—	—	6,973,209

Total Investments in Securities	$52,156,095	$—	$—	$52,156,095

For further information regarding security characteristics, see the Schedule of Investments.

Genworth 60/40 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$48,242,126	$—	$—	$48,242,126
Short Term Investments	3,545,130	—	—	3,545,130
Investments Purchased as Securities Lending Collateral	5,134,597	—	—	5,134,597

Total Investments in Securities	$56,921,853	$—	$—	$56,921,853

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$42,354,376	$—	$—	$42,354,376
Short Term Investments	1,318,287	—	—	1,318,287

Total Investments in Securities	$43,672,663	$—	$—	$43,672,663

For further information regarding security characteristics, see the Schedule of Investments.

Genworth Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$45,898,684	$—	$—	$45,898,684
Short Term Investments	2,082,297	—	—	2,082,297

Total Investments in Securities	$47,980,981	$—	$—	$47,980,981

For further information regarding security characteristics, see the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Genworth PIMCO StocksPLUS Fund

The Fund’s sub-advisor used the below derivative instruments during the period.

Total Return Equity Swap – The notional value typically exceeds 97% of the value of the portfolio, and is used to receive equity market exposure for the fund net of interest cost. May offer opportunity to outperform the total return of the swap’s reference equity index due to active management of the liquid portfolio backing the exposure.

Bond Futures – Primarily used to gain and adjust interest rate long exposure to non-US bond markets to roughly 2% to 3% of the value of the portfolio; also used to shorten the domestic duration of the portfolio.

Interest Rate Swaps – Both receive fixed and pay fixed swaps were used actively through the period, to adjust interest rate and yield curve exposures and substitute for physical securities, as well as lengthen or shorten duration. Long swap positions (“receive fixed”) increase exposure to long-term interest rates; short positions (“pay fixed”) decrease exposure.

Credit Default Swaps (“CDS”) – Long CDS were used, at roughly 1% to 2% of the portfolio, to hedge existing positions by managing credit exposure without buying or selling securities outright. Significant short positions (7% to 12% of portfolio) were taken to receive credit exposure. Written CDS increase credit exposure (“selling protection”), obligating the portfolio to buy bonds from counterparties in the event of a default. Purchased CDS decrease exposure (“buying protection”), providing the right to “put” bonds to the counterparty in the event of a default.

Option Premium – Less than a  1/2% of the portfolio value in short option premiums received, primarily to generate income when volatility is perceived to be high. Written options generate income in expected interest rate scenarios and may generate capital losses if unexpected interest rate environments are realized. Both written and purchased options will become worthless at expiration if the underlying instrument does not reach the strike price of the option.

Mortgage Derivatives – Used to generate above-average yield volatility exposure in the fund and to position against changes in expected prepayment speeds. Includes securities determined by the Fund’s sub-advisor PIMCO to have potentially less stable duration characteristics, such as Interest Only strips (IOs), Principal Only strips (POs), Support Class CMOs and inverse Floaters. Value will fluctuate as prepayment speeds respond to rising and falling interest rates.

Money Market Derivatives – Long money market futures were used once in the six- month period to position for a change in short-term interest rates. The notional amount of money market futures is divided by the term of the underlying interest rate to properly reflect the exposure.

Balance Sheet – Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest Rate Contracts – Investments	Investments, at value	$311,838	Investments, at value	—
Interest Rate Contracts – Options	Investments, at value	4,875	Options Written, at value	$299,356
Interest Rate Contracts – Futures*	Variation margin on futures contracts	43,552	Variation margin on futures contracts	24,050
Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	318,112	Depreciation on Swap Agreements	168,597

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	145,654	Depreciation of forward currency contracts	116,635
Foreign Exchange Contracts – Options	Investments, at value	—	Options written, at value	42,851
Credit Contracts – Options	Investments, at value	—	Options Written, at value	15,193
Credit Contracts – Swaps	Appreciation on Swap Agreements	61,763	Depreciation on Swap Agreements	2,961,764
Equity Contracts – Futures*	Variation margin on futures contracts	4,379,490	Variation margin on futures contracts	—
Equity Contracts – Swaps	Appreciation on Swap Agreements	744,140	Depreciation on Swap Agreements	—
Other Contracts – Options	Investments, at value	—	Options Written, at value	352,229

Total		$6,009,424		$3,980,675

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments/footnotes. Only the current day’s variation margin is reported within the statement of assets & liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$990,070	$(226,144)	—	$(1,439,551)	$(675,625)
Foreign Exchange Contracts	—	—	$(6,498)	—	$(6,498)
Credit Contracts	—	—	—	(612,101)	$(612,101)
Equity Contracts	18,152	22,411,110	—	5,158,148	$27,587,410

Total	$1,008,222	$22,184,966	$(6,498)	$3,106,496	$26,293,186

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Investments	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$22,848	$(223,196)	$74,226	—	$(594,605)	$(720,727)
Foreign Exchange Contracts	—	72,012	—	$39,534	—	$111,546
Credit Contracts	—	8,027	—	—	(127,152)	$(119,125)
Equity Contracts	—	(9,525)	3,699,067	—	123,282	$3,812,824
Other Contracts	—	(117,535)	—	—	—	$(117,535)

Total	$22,848	$(270,217)	$3,773,293	$39,534	$(598,475)	$2,966,983

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Genworth Goldman Sachs Enhanced Core Bond Index Fund

The Fund’s sub-advisor is limited in its use of derivatives to only exchange-traded futures contracts on fixed income instruments. During the period, the Fund’s sub-advisor used Treasury Bond Futures contracts as a tool for the purpose of hedging interest rate risk in the portfolio.

Balance Sheet—Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest Rate Contracts – Futures*	Variation margin on futures contracts	—	Variation margin on futures contracts	(162,568)

Total		$—		$(162,568)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments/footnotes. Only the current day’s variation margin is reported within the statement of assets & liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Total		Futures	Total
Interest Rate Contracts	$2,035	$2,035	Interest Rate Contracts	$(162,568)	$(162,568)

Total	$2,035	$2,035	Total	$(162,568)	$(162,568)

The average monthly market value of purchased and written options during the year ended December 31, 2010 were as follows:

Genworth PIMCO StocksPLUS Fund		Genworth Goldman Sachs Enhanced Core Bond Index Fund
Purchased options	$5,549	Purchased options	—
Written Options	$(556,434)	Written Options	—

The average monthly notional amount of futures, forward currency contracts and swaps during the year ended December 31, 2010 were as follows:

Long Positions	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Futures	$172,162,589	$1,658,557
Forward currency contracts	$10,340,865	—
Swaps	$90,373,633	—

Short Positions	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Futures	$(1,595,240)	—
Forward currency contracts	$(7,571,220)	—

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated financial statement disclosures and/or adjustments. In January 2011, Genworth Financial, Inc. announced its plan to discontinue sales of variable contracts. As the Funds serve as underlying investment options for these variable contracts, no new investors will purchase variable contracts that invest in shares of the Funds going forward. The Funds are continuing to operate and support the current investors and management is currently reviewing the long term impact on the Funds.

(c) Organization and Offering Costs. Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses were advanced by Genworth Financial Wealth Management, Inc. (the “Advisor”) subject to potential recovery (See Note 3).

(d) Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e) Federal Income Taxes. The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

(f) Use of Estimates. The preparation of financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

(h) Expenses. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.

(i) Security Transactions and Income Recognition. Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(j) Distributions to Shareholders. The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k) Derivatives. The Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund (the “Original Funds”) may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by one of the Original Funds for hedging purposes as well as direct investment.

Forward Currency Contracts. The Original Funds may enter into forward currency contracts, obligating the Original Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if an Original Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if an Original Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Futures Contracts. An Original Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as limited long hedge, using a strategy similar to that used for writing covered options in securities. An Original Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. An Original Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. An Original Fund will engage in this strategy only when an Original Fund’s advisor or a sub-advisor believes it is more advantageous to an Original Fund than is purchasing the futures contract. Futures contracts are valued at the daily quoted settlement price.

Options. An Original Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable an Original Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

The premium that an Original Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Swap Agreements. An Original Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

agreements for any lawful purpose consistent with such Original Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Original Fund than if the Original Fund had invested directly in an instrument that yielded that desired return or spread. An Original Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Original Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for period ranging from one or more days to several years.

Credit Default Swaps. An Original Fund may enter into credit default swap contracts. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity, obligation or index. As a seller of protection on credit default swaps agreements, an Original Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Original Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Original Fund would be subject to investment exposure in the notional amount of the swap.

If an Original Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Original Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Original Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Original Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rate or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). An Original Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Original Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

The maximum potential amount of future payments (undiscounted) that an Original Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps agreements outstanding as of December 31, 2010 for which an Original Fund is the seller of protection are disclosed in the footnotes of the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Original Fund for the same referenced entity or entities.

(l) Securities Purchased and Sold on a Forward-Commitment Basis. The Funds may enter into when-issued or other purchase and sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security. These transactions can have a large impact on the turnover calculations of the Funds, as listed in the Financial Highlights.

(m) Foreign Currency Translation. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n) Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o) Short Sales. Each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.

(p) Trustee Compensation. For their services as Trustees of the Trust during the year ended December 31, 2010, the Independent Trustees received a retainer fee of $35,000 per year and $2,500 per in-person meeting attended and $1,000 per telephonic meeting, as well as reimbursement for expenses incurred with attendance at such meetings. Effective January 1, 2011, for their services as Trustees of the Trust and other related fund groups advised by the Advisor, the Independent Trustees will receive a retainer fee of $55,000 per year and $3,500 per quarterly meeting attended, $2,500 per special meeting attended in person and $1,000 per special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees will be allocated proportionally among the Trust and other related fund groups.

Interested persons who serve as Trustees of the Trust receive no compensation from the Trust for their service as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trust who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3. INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with Genworth Financial Wealth Management, Inc., (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Advisor is a wholly owned subsidiary of Genworth Financial, Inc. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets.

Genworth Calamos Growth Fund	0.750%
Genworth PYRAMIS® Small/Mid Cap Core Fund	0.600%
Genworth Davis NY Venture Fund	0.500%
Genworth Eaton Vance Large Cap Value Fund	0.500%

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.450%
Genworth PIMCO StocksPLUS Fund	0.350%
Genworth Goldman Sachs Enhanced Core Bond Index	0.300%
Genworth Enhanced Small Cap Index Fund	0.075%
Genworth Enhanced International Index Fund	0.075%
Genworth 40/60 Index Allocation Fund	0.100%
Genworth 60/40 Index Allocation Fund	0.100%
Genworth Moderate Allocation Fund	0.050%
Genworth Growth Allocation Fund	0.050%

Pursuant to an expense limitation agreement dated December 8, 2009, the Advisor has contractually agreed with the Trust, at least through September 30, 2011, to waive its fees and/or assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of each Fund listed below, to the extent necessary to ensure that net annual fund operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on the average net assets, below:

Genworth Calamos Growth Fund	0.90%
Genworth PYRAMIS® Small/Mid Cap Core Fund	0.75%
Genworth Davis NY Venture Fund	0.65%
Genworth Eaton Vance Large Cap Value Fund	0.65%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.60%
Genworth PIMCO StocksPLUS Fund	0.50%
Genworth Goldman Sachs Enhanced Core Bond Index	0.45%
Genworth Enhanced Small Cap Index Fund	0.27%
Genworth Enhanced International Index Fund	0.28%
Genworth 40/60 Index Allocation Fund	0.18%
Genworth 60/40 Index Allocation Fund	0.18%
Genworth Moderate Allocation Fund	0.14%
Genworth Growth Allocation Fund	0.12%

Pursuant to its expense limitation agreement with the Trust, the Advisor is entitled to be reimbursed for fees that the Advisor waived or Fund expenses that the Advisor assumed under the agreement for a period of three years following such fee waivers or expense payments, to the extent that such reimbursement will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

The Advisor is currently waiving or reimbursing fees or assuming expenses in the Funds listed below to keep the Funds at their expense cap. Amounts subject to potential recovery are as follows:

	Year of Expiration 2011	Year of Expiration 2012	Year of Expiration 2013
Genworth Calamos Growth Fund	$58,593	$44,893	$86,980
Genworth PYRAMIS® Small/Mid Cap Core Fund	64,466	69,821	173,091
Genworth Davis NY Venture Fund	60,536	57,355	84,963
Genworth Eaton Vance Large Cap Value Fund	82,977	105,137	114,452
Genworth Legg Mason ClearBridge Aggressive Growth Fund	62,182	99,297	104,943
Genworth PIMCO StocksPLUS Fund	144,557	218,191	412,263
Genworth Goldman Sachs Enhanced Core Bond Index	84,493	134,615	341,338
Genworth Enhanced Small Cap Index Fund	—	—	52,100
Genworth Enhanced International Index Fund	—	—	97,472
Genworth 40/60 Index Allocation Fund	—	24,124	125,689
Genworth 60/40 Index Allocation Fund	—	24,689	121,409
Genworth Moderate Allocation Fund	—	24,477	128,061
Genworth Growth Allocation Fund	—	24,001	129,048

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

4. DISTRIBUTION PLAN AND ADMINISTRATION SERVICING AGREEMENT

The Trust, on behalf of the service share class of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the service class of shares of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons who provide support services in connection with the distribution of the Funds’ service class shares and servicing of the Funds’ service class shareholders. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Effective December 7, 2009, the Trust has entered into an Amended and Restated Administrative Services Agreements with Genworth Life and Annuity Insurance Company (“GLAIC”) and Genworth Life Insurance Company of New York (“GLICNY”). The administrative services provided under the Agreement include but are not limited to: (i) maintaining a record of share purchases to assist transfer agent in recording issuance of shares; (ii) performing miscellaneous account services to assist transfer agent in recording transfers of shares (via net purchase orders); (iii) reconciling and balancing of the separate account at the Fund level in the general ledger and reconciliation of cash accounts at general account; (iv) determining net amount of cash flow into Fund; (v) reconciling and depositing of receipts at Fund and confirmation thereof; (vi) determining net amount required for redemptions by Fund; (vii) notifying of Fund of cash required to meet payments for redemption; (viii) telephone support for contract owners with respect to inquiries about the Service Class shares of the Funds (not including information about performance or related to sales) available in the contracts; and (ix) delivering of current prospectuses, reports, proxies and other informational materials to contract owners. In consideration for providing such administrative support services, GLAIC and GLICNY will receive a fee computed at the annual rate of up to 0.25% of the average daily net assets of the Service shares of each Fund (as applicable).

5. SERVICE AND CUSTODY AGREEMENTS

The Trust has entered into Services Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. proved certain transfer agency, administrative, accounting and custody services.

6. SECURITIES LENDING

Effective July 31, 2008, the Genworth Calamos Growth Fund, Genworth PYRAMIS® Small/Mid Cap Core Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund and effective December 8, 2009, the Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund entered into a securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Under the terms of the arrangement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and potential loss of income or value if the borrower fails to return them. In addition the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of December 31, 2010, the Funds loaned securities which were collateralized by cash. The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as listed in each Fund’s Schedule of Investments. Income earned from this investment is allocated to each Fund based on each Fund’s portion of the total cash collateral received. The Mount Vernon Securities Lending Prime Portfolio is a portfolio in the Mount Vernon Securities Lending Trust which is registered under the Investment Company Act of 1940 and operates as a money market fund governed by Rule 2a-7. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending expense offset.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

As of December 31, 2010, the values of securities loaned and collateral held were as follows:

	Market Value of Securities Loaned	Collateral
Genworth Calamos Growth Fund	$9,061,191	$9,380,536
Genworth PYRAMIS® Small/Mid Cap Core Fund	16,285,412	17,082,565
Genworth Davis NY Venture Fund	3,380,941	3,487,420
Genworth Eaton Vance Large Cap Value Fund	6,856,046	7,146,983
Genworth Legg Mason ClearBridge Aggressive Growth Fund	7,967,470	8,300,718
Genworth PIMCO StocksPLUS Fund	4,503,329	4,592,461
Genworth Goldman Sachs Enhanced Core Bond Index Fund	50,380,586	51,274,593
Genworth Enhanced Small Cap Index Fund	1,196,079	1,238,294
Genworth Enhanced International Index Fund	8,199,467	8,498,100
Genworth 40/60 Index Allocation Fund	6,808,090	6,973,209
Genworth 60/40 Index Allocation Fund	5,010,195	5,134,597
Genworth Moderate Allocation Fund	—	—
Genworth Growth Allocation Fund	—	—

7. INVESTMENT TRANSACTIONS

The aggregate purchase and sales of securities, excluding short-term investments, for the year ended December 31, 2010 are summarized below.

	Purchases	Sales
Genworth Calamos Growth Fund	$74,721,200	$59,107,359
Genworth PYRAMIS® Small/Mid Cap Core Fund	121,987,647	104,825,112
Genworth Davis NY Venture Fund	9,465,564	1,605,088
Genworth Eaton Vance Large Cap Value Fund	30,241,983	54,626,465
Genworth Legg Mason ClearBridge Aggressive Growth Fund	1,407,077	54,415,255
Genworth PIMCO StocksPLUS Fund[1]	349,461,918	243,249,683
Genworth Goldman Sachs Enhanced Core Bond Index Fund[2]	947,398,592	827,101,120
Genworth Enhanced Small Cap Index Fund	8,667,949	291,125
Genworth Enhanced International Index Fund	82,029,549	58,506,254
Genworth 40/60 Index Allocation Fund	49,410,165	7,922,907
Genworth 60/40 Index Allocation Fund	56,556,325	11,308,979
Genworth Moderate Allocation Fund	44,227,708	2,707,571
Genworth Growth Allocation Fund	48,440,892	3,335,662

[1]	Included in these amounts were $117,451,146 of purchases and $107,843,001 of sales of U.S. Government Securities.
[2]	Included in these amounts were $281,453,821 of purchases and $245,190,369 of sales of U.S. Government Securities.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

8. OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the year ended December 31, 2010 in the Genworth PIMCO StocksPLUS Fund were as follows:

	Genworth PIMCO StocksPLUS Fund*
	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 12/31/09	$369,782	63	24,600,000
Options Written	1,800,049	747	139,700,000
Options Expired	(1,112,058)	(495)	(63,400,000)
Options Exercised	—	—	—
Options Closed	(581,731)	(221)	(38,300,000)

Outstanding at 12/31/10	$476,042	94	62,600,000

*	Options written and outstanding contracts of 94 futures contracts and 62,600,000 of notional on currency contracts, interest rate swaptions, credit default swaptions, inflation floor and forward volatility agreements.

9. OTHER TAX INFORMATION

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses and foreign currency. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Genworth Calamos Growth Fund	$197,673	$(197,673)	$—
Genworth PYRAMIS® Small/Mid Cap Core Fund	(31,075)	29,157	1,918
Genworth Davis NY Venture Fund	(9,365)	9,365	—
Genworth Eaton Vance Large Cap Value Fund	(7,102)	7,102	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	(34,105)	34,105	—
Genworth PIMCO StocksPLUS Fund	(566,101)	566,101	—
Genworth Goldman Sachs Enhanced Core Bond Index Fund	204,999	(160,309)	(44,690)
Genworth Enhanced Small Cap Index Fund	5	1	(6)
Genworth Enhanced International Index Fund	21	—	(21)
Genworth 40/60 Index Allocation Fund	24	—	(24)
Genworth 60/40 Index Allocation Fund	96	—	(96)
Genworth Moderate Allocation Fund	—	(1)	1
Genworth Growth Allocation Fund	11	(9)	(2)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring: 12/31/18	Capital losses expiring: 12/31/17
Genworth Davis NY Venture Fund	$—	$131,836
Genworth Enhanced International Index Fund	4,106,811	—

Additionally, at December 31, 2010, the Funds deferred on a tax basis post-October 2010 losses as follows:

	Currency	Capital
Genworth Davis NY Venture Fund	$1,513	$—
Genworth Eaton Vance Large Cap Value Fund	543	—
Genworth Goldman Sachs Enhanced Core Bond Index Fund	—	5,619,925

	Year Ended December 31, 2010
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth Calamos Growth Fund	$136,662	$30,766	$—
Genworth PYRAMIS® Small/Mid Cap Core Fund	1,671,944	2,155,883	—
Genworth Davis NY Venture Fund	63,910	—	—
Genworth Eaton Vance Large Cap Value Fund	575,504	2,653,661	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	1,344,891	11,160,637	—

	Year Ended December 31, 2010
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth PIMCO StocksPLUS Fund	$17,381,973	$14,303,091	$—
Genworth Goldman Sachs Enhanced Core Bond Index Fund	12,114,403	2,812,161	44,690
Genworth Enhanced Small Cap Index Fund	56,845	—	—
Genworth Enhanced International Index Fund	931,694	—	—
Genworth 40/60 Index Allocation Fund	407,365	39	—
Genworth 60/40 Index Allocation Fund	471,661	160	—
Genworth Moderate Allocation Fund	1,647,249	1,520	—
Genworth Growth Allocation Fund	1,576,716	9	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2010.

	Year Ended December 31, 2009
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth PYRAMIS® Small/Mid Cap Core Fund	$231,031	$—	$5,869
Genworth Davis NY Venture Fund	18,224	—	—
Genworth Eaton Vance Large Cap Value Fund	963,506	—	—

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

	Year Ended December 31, 2009
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth Legg Mason ClearBridge Aggressive Growth Fund	$19,720	$4	$—
Genworth PIMCO StocksPLUS Fund	11,820,952	7,204,997	—
Genworth Goldman Sachs Enhanced Core Bond Index	4,436,592	45,395	—
Genworth Moderate Allocation Fund	11,720	21	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2009.

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Genworth Calamos Growth Fund	Genworth PYRAMIS® Small/Mid Cap Core Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Cost of Investments	$33,296,217	$76,625,879	$19,633,847	$57,574,980	$39,514,932	$238,536,548	$282,800,244

Gross Unrealized Appreciation	8,292,496	5,963,982	2,897,443	15,793,276	28,024,899	10,488,183	4,096,689
Gross Unrealized Depreciation	(169,197)	(678,628)	(71,019)	(594,946)	(209,855)	(745,499)	(1,245,942)

Net Unrealized Appreciation	8,123,299	5,285,354	2,826,424	15,198,330	27,815,044	9,742,684	2,850,747
Undistributed Ordinary Income	88,230	4,138,553	18,915	705	136,222	7,524,129	—
Undistributed Long-Term Capital Gains	71,592	8,170,492	—	256,415	1,604,204	7,201,830	—

Total Distributable Earnings	159,822	12,309,045	18,915	257,120	1,740,426	14,725,959	—

Other Accumulated Gains (Losses)	—	—	(132,742)	31	—	680,148	(5,619,925)

Total Accumulated Gains (Losses)	$8,283,121	$17,594,399	$2,712,597	$15,455,481	$29,555,470	$25,148,791	$(2,769,178)

ADDITIONAL INFORMATION

December 31, 2010

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
Cost of Investments	$9,901,969	$28,562,388	$50,674,253	$54,591,667	$43,343,432	$47,317,174

Gross Unrealized Appreciation	1,155,901	2,074,818	1,878,603	2,730,465	1,648,903	1,817,143
Gross Unrealized Depreciation	(8,558)	(468,749)	(396,761)	(400,279)	(1,319,672)	(1,153,336)

Net Unrealized Appreciation	1,147,343	1,606,069	1,481,842	2,330,186	329,231	663,807
Undistributed Ordinary Income	2,063	6	62,244	44,566	87,147	51,060
Undistributed Long-Term Capital Gains	—	—	42,403	29,390	901,793	1,030,231

Total Distributable Earnings	2,063	6	104,647	73,956	988,940	1,081,291

Other Accumulated Losses	—	(4,106,811)	(60,786)	(41,678)	—	—

Total Accumulated Gains (Losses)	$1,149,406	$(2,500,736)	$1,525,703	$2,362,464	$1,318,171	$1,745,098

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of

Trustees of the Genworth Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Genworth Calamos Growth Fund, the Genworth PYRAMIS® Small/Mid Cap Core Fund (formerly known as the Genworth Columbia Mid Cap Value Fund), the Genworth Davis NY Venture Fund, the Genworth Eaton Vance Large Cap Value Fund, the Genworth Legg Mason ClearBridge Aggressive Growth Fund, the Genworth PIMCO StocksPLUS Fund, the Genworth Goldman Sachs Enhanced Core Bond Index Fund, the Genworth Enhanced Small Cap Index Fund, the Genworth Enhanced International Index Fund, the Genworth 40/60 Index Allocation Fund, the Genworth 60/40 Index Allocation Fund, the Genworth Moderate Allocation Fund, and the Genworth Growth Allocation Fund (series within Genworth Variable Insurance Trust and collectively referred to as the “Funds”), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the Funds as of December 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

[Signed] KPMG LLP

Milwaukee, WI

February 16, 2011

ADDITIONAL INFORMATION

December 31, 2010

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2010 was as follows:

Genworth Calamos Growth Fund	78.77%
Genworth PYRAMIS® Small/Mid Cap Core Fund	20.40%
Genworth Davis NY Venture Fund	100.00%
Genworth Eaton Vance Large Cap Value Fund	100.00%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	54.05%
Genworth PIMCO StocksPLUS Fund	0.00%
Genworth Goldman Sachs Enhanced Core Bond Index Fund	0.02%
Genworth Enhanced Small Cap Index Fund	99.71%
Genworth Enhanced International Index Fund	48.34%
Genworth 40/60 Index Allocation Fund	99.86%
Genworth 60/40 Index Allocation Fund	90.00%
Genworth Moderate Allocation Fund	48.39%
Genworth Growth Allocation Fund	53.34%

2. PROXY VOTING POLICIES & PROCEDURES & PROXY VOTING RECORD (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending December 31 will be available without charge, upon request, by calling (800) 352-9910. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (800) 352-9910. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330); (ii) sending your request and a duplication fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

4. STATEMENT REGARDING THE BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on September 13-14, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of Genworth Variable Insurance Trust (the “Trust”), including each Trustee that is not an interested person of the Trust or any series thereof (the “Independent Trustees”), considered and unanimously approved the renewal of the investment advisory agreement for each series of the Trust (collectively, the “Funds”) between Genworth Financial Wealth Management, Inc. (the “Advisor”) and the Trust (the “Advisory Agreement”) for an additional term ending September 30, 2011. The Board also considered the renewal of a number of sub-advisory agreements (each, a “Sub-Advisory Agreement” and with the Advisory Agreement, the “Agreements”) for the Funds.

In addition, at the Meeting, the Board considered and approved a new sub-advisory agreement between Pyramis Global Advisors, LLC (“Pyramis”) and the Advisor, on behalf of the Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Pyramis Sub-Advisory Agreement”).

Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Agreement and the Pyramis Sub-Advisory Agreement, together with an explanation of many of the factors

ADDITIONAL INFORMATION (Continued)

December 31, 2010

considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional year and to approve the Pyramis Sub-Advisory Agreement. In preparation for the Meeting, the Independent Trustees requested, received and considered information relevant to their consideration of each Agreement and the Pyramis Sub-Advisory Agreement. The Independent Trustees were assisted by independent legal counsel (“Independent Counsel”) throughout the Agreement review process.

In connection with review of the Agreements, the Independent Trustees, assisted by Independent Counsel, requested and were furnished with a wide variety of materials related to the services provided by the Advisor to the Funds for purposes of their review, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding advisory fees, including data regarding the fees charged by each sub-advisor for managing other accounts, if any, using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) financial information for the Advisor and each sub-advisor, or their respective public company parent company; (5) estimates of the profits earned by the Advisor under the Advisory Agreement for each Fund and all Funds as a group; (6) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (7) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each sub-adviser in managing the Funds; (8) data relating to brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (9) descriptions of the compliance programs and codes of ethics of the Advisor and each sub-advisor; and (10) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Advisor and each sub-advisor.

The Trustees applied their own business judgment in determining the material factors to be considered in evaluating the Agreements and the Pyramis Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions to renew the Agreements and to approve the Pyramis Sub-Advisory Agreement were based on a comprehensive evaluation of all of the information available to the Trustees provided and were not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements and the approval of the Pyramis Sub-Advisory Agreement.

The Advisory Agreement

Materials Reviewed and the Review Process

During the course of their review for the Meeting, the Trustees considered several factors that they deemed relevant to this process, including the following: the nature, extent and quality of the services to be provided to the Funds by the Advisor, investment performance, advisory fees, expenses and ancillary benefits, profitability and economies of scale.

During the course of the year, the Trustees received a wide variety of materials relating to the services provided by the Advisor to the Funds, including (1) reports on the Funds’ investment performance; (2) reports on the Advisor’s deliberations and consultations regarding ongoing evaluation of sub-advisors; (3) reports relating to the monitoring of the sub-advisors’ trading and brokerage practices; (4) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (5) reports relating to the monitoring of the other service providers; (6) information regarding the Advisor’s compliance policies and other internal procedures; (7) information describing the nature, quality and extent of the services that the Advisor provides to the Funds, and the fees the Advisor charges to the Funds for such services; and (8) copies of the form of Advisory Agreement.

Nature, Quality and Extent of Services

The Board evaluated the Advisor’s capabilities in providing the administrative and compliance services needed to support the management of the Funds. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board at the Advisor’s offices, which included meetings with the Trust’s Chief Compliance Officer at which the Trustees were provided with details regarding the

ADDITIONAL INFORMATION (Continued)

December 31, 2010

Advisor’s compliance functions. The Board also considered the roles of the Advisor’s senior management and the extent of their involvement with the Funds, as well as the Advisor’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Board concluded that it was satisfied with the nature, extent and quality of the services that will continue to be provided by the Advisor to each Fund.

Investment Performance

The Board considered the overall investment performance of the Funds. The Trustees considered whether the Funds operated within their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions. The Trustees also considered each Fund’s investment performance relative to its respective benchmark index. The Board concluded that it was satisfied with the Advisor’s performance record in managing each of the Funds.

Advisory Fees, Expenses and Ancillary Benefits

The Board considered an analysis of the Funds’ fees and expenses. The materials provided to the Board included comparisons of each Fund’s expenses to industry averages and fee schedules for the Funds’ sub-advisors. The Trustees considered the expense limitation arrangement under which the Advisor had agreed to limit the Funds’ expenses since their inception. After comparing each Fund’s fees with industry averages, and in light of the nature, extent and quality of services provided to the Funds by the Advisor, as well as the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid to the Advisor with respect to each Fund was reasonable.

The Board also considered the ancillary benefits that accrue to the Advisor and its affiliates by virtue of their relationship with each Fund. The Board concluded that these benefits were reasonable.

Profitability and Economies of Scale

The Board considered the Advisor’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information regarding the potential for realizing economies of scale that could be shared with Fund shareholders. The Board concluded that the economies of scale being realized by the Advisor, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board, including all of the Independent Trustees, concluded to approve the renewal of the Advisory Agreement with, and the fee to be paid to, the Advisor for each of the Funds.

The Sub-Advisory Agreements

At the Meeting, the Board, including the Independent Trustees, also considered and approved the renewal of the Sub-Advisory Agreements between each of the following sub-advisors and the Advisor, on behalf of each applicable Fund, for an additional term ending September 30, 2011:

Fund	Sub-Advisor
Genworth Calamos Growth Fund	Calamos Advisors
Genworth Davis NY Venture Fund	Davis Selected Advisers, L.P.
Genworth Eaton Vance Large Cap Value Fund	Eaton Vance Management
Genworth Legg Mason ClearBridge Aggressive Growth Fund	ClearBridge Advisors, LLC
Genworth PIMCO StocksPLUS Fund	Pacific Investment Management Co.

ADDITIONAL INFORMATION (Continued)

December 31, 2010

Materials Reviewed and the Review Process

During the course of their review, the Trustees considered several factors that they deemed relevant to this process, including the following: the nature, extent and quality of the services to be provided to the Funds by each sub-advisor; investment performance; ancillary benefits and advisory fees and economies of scale.

The Independent Trustees, assisted by Independent Counsel, requested and were furnished with materials for purposes of their review. The Trustees considered various materials related to the Sub-Advisory Agreements, including (1) the quantitative performance of each sub-advisor; (2) the Advisor’s evaluation of the nature, extent and quality of the services provided by each sub-advisor; (3) the fee paid to each sub-advisor by the Advisor and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; (4) benefits to each sub-advisor, such as receipt of research from brokers, that might result from the sub-advisor’s relationship with a Fund; (5) copies of the forms of sub-advisory agreement with confirmation from the Advisor that no change in terms was proposed, and (6) other information relevant to an evaluation of the nature, extent and quality of the services provided by the each sub-advisor in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees.

Nature, Quality and Extent of Services

The Board considered each sub-advisor’s investment management process, including (1) the experience, capability and integrity of the sub-advisor’s management, investment professionals and other personnel; (2) the financial position of the sub-advisor; (3) the quality and commitment of the sub-advisor’s regulatory and legal compliance policies, procedures and systems; and (4) the sub-advisor’s brokerage and trading practices. The Board also considered whether each sub-advisor operated within its respective Fund’s investment objective and style and considered each sub-advisor’s record of compliance with applicable investment restrictions. The Board concluded that the nature, extent and quality of the services provided by each sub-advisor to their respective Fund are satisfactory.

Investment Performance

The Board considered each sub-advisor’s investment performance relative to benchmark indices. The Board concluded that each sub-advisor’s performance record in managing its relevant Fund has been satisfactory.

Ancillary Benefits

The Board considered the allocation (if any) of Fund brokerage to brokers affiliated with a sub-advisor, and benefits to the sub-advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Board also considered any other ancillary benefits that accrue to a sub-advisor or any affiliate by virtue of the sub-advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Sub-Advisory Fees and Economies of Scale

The Board considered each sub-advisor’s fee schedule for providing services to its relevant Fund. The Board considered the Advisor’s process of negotiating fees with the Fund’s sub-advisors, noting assertions from representatives of the Advisor that the Advisor’s focus is on negotiating the best possible fee structure for each Fund. The Board concluded that the fees to be paid to each sub-advisor are reasonable.

The Board did not consider the profitability of the sub-advisors to be a material factor based on representations from the Advisor that it negotiates sub-advisory fees with the sub-advisors on an arm’s-length basis. The Board considered each sub-advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information regarding the potential for realizing economies of scale that could be shared with Fund shareholders. The Board concluded that the economies of scale being realized by the sub-advisors, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for any Fund at this time.

ADDITIONAL INFORMATION (Continued)

December 31, 2010

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board, including all of the Independent Trustees concluded to approve the Sub-Advisory Agreements with, and the fees to be paid to, each of the sub-advisors for each of the relevant Funds.

The Pyramis Sub-Advisory Agreement

At the Meeting, the Board, including the Independent Trustees, considered and approved the Pyramis Sub-Advisory Agreement, on behalf of the Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Small/Mid Cap Fund”).

Materials Reviewed and the Review Process

The Independent Trustees, assisted by Independent Counsel, requested and were furnished with materials for purposes of their review. The Trustees considered various materials relating to the Pyramis Sub-Advisory Agreement, including (1) a copy of the proposed Pyramis Sub-Advisory Agreement; (2) Pyramis’ responses to the Advisor’s due diligence questionnaire, including information on Pyramis’ investment process; (3) Pyramis’ Form ADV disclosures; (4) a description of the Advisor’s selection and recommendation process with respect to Pyramis, and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to Pyramis; (6) biographical information for the investment professionals that would be responsible for the day-to-day management of the Fund’s portfolio; and (7) information regarding Pyramis’ compliance policies and other internal procedures. The Board also considered the recommendations of the Advisor with respect to Pyramis and the methods and resources the Advisor utilizes in its efforts to identify and engage sub-advisors for the Funds.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services that Pyramis would provide to the Fund. The Board considered the specific investment process to be employed by Pyramis in managing the Fund, the qualifications of Pyramis’ portfolio management team with regard to implementing the Fund’s investment mandate, and Pyramis’ performance record as compared to a relevant benchmark. The Board considered Pyramis’ organization, personnel and operations. The Board also considered the Advisor’s review and selection process with respect to Pyramis, along with the Advisor’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by Pyramis to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality and extent of the sub-advisory services to be provided by Pyramis, as well as Pyramis’ ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fees and Economies of Scale

The Board considered the compensation to be paid by the Advisor to Pyramis in conjunction with the services that would be rendered to the Fund. The Board also considered fee information provided by Pyramis. In addition, the Board considered the Advisor’s reasons for concluding that the fees to be paid to Pyramis for its services to the Fund were reasonable. The Trustees considered that the sub-advisory fees would be paid by the Advisor to Pyramis and would not be additional fees borne by the Fund. The Board concluded that, in light of the nature, quality and extent of the services to be provided, the proposed fees to be paid to Pyramis were reasonable.

Investment Performance

Because Pyramis had not commenced providing sub-advisory services to the Fund at the time of the Trustees’ consideration of the Pyramis Sub-Advisory Agreement, the Board could not consider Pyramis’ investment performance with respect to its management of the Fund as a factor in evaluating the Pyramis Sub-Advisory Agreement. However, the Board did consider Pyramis’ historical performance record in managing other funds and

ADDITIONAL INFORMATION (Continued)

December 31, 2010

accounts with investment strategies similar to those of the Fund; and the Board also considered Pyramis’ historical performance records compared to a relevant benchmark. The Board concluded that the historical performance record for Pyramis, viewed together with the other relevant factors considered by the Board, supported a decision to approve the Pyramis Sub-Advisory Agreement.

Conclusion

After consideration of the foregoing factors and such other matters as were deemed relevant, and with no single factor identified as being determinative to their decision, the Board, including a majority of the Independent Trustees, concluded to approve the Pyramis Sub-Advisory Agreement with, and the fee to be paid to, Pyramis for the Fund.

5. DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David M. Dunford c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1949	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	13	Director, Bank of Cape Cod.

Paul S. Feinberg c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1942	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990 – 2005) and President, CitiStreet Funds, Inc. (2000 – 2005).	13	None.

John A. Fibiger c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1932	Independent Trustee	Indefinite term; Since 2008	Retired.	14	Trustee, Genworth Financial Asset Management Funds (“GFAM”); Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Company.

ADDITIONAL INFORMATION (Continued)

December 31, 2010

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Gurinder S. Ahluwalia (1) c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1965	Trustee	Indefinite term; Since 2008	President & CEO of Genworth Financial Wealth Management (“GFWM”) (2009 – present); Co-Chairman, GFWM (2008 – 2009); Vice Chairman, AssetMark Investment Services, Inc. (2006 – 2008); President and CEO GFAM Funds (2004 – 2008); President and Chairman, Genworth Financial Asset Management, Inc. (2004 – 2008).	14	GFAM Funds; Centurion Capital Group Inc.; Centurion Financial Advisors Inc.; Genworth Financial Trust Company; GFWM, formerly AssetMark Investment Services Inc., and Genworth Financial Asset Management, Inc.

Michael Cogswell (1) c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1955	Trustee	Indefinite term; Since 2010	Vice President of Variable Products and Fund Management of Genworth Financial, Inc. (2007 – present); Vice President of Genworth Life and Annuity Insurance Company - GLAIC (2009 – present); Vice President of Genworth Life Insurance Company of New York – GLICNY (2009 – present); Vice President of Market Product Management of Sun Life Financial (2006 – 2007); Director of Business Owner and Non- Qualified Deferred Compensation Plans of Merrill Lynch Retirement Group (2003 – 2006); Director of Merrill Lynch Insurance Group Variable Insurance Trust (2002 – 2006).	13	None.

ADDITIONAL INFORMATION (Continued)

December 31, 2010

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Carrie E. Hansen c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1970	President	Annually – renewed 1-Year term Since 2008	President, AssetMark Funds ( 2007 – present); President, GFAM Funds (2008 – present); Senior Vice President and Chief Operations Officer, GFWM (2008 – present); Chairman, Genworth Financial Trust Company (2008 – present); Senior Vice President and Managing Director, AssetMark Funds (2007 – 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 – 2008); Chief Compliance Officer, AssetMark Funds (2005 – 2008); Treasurer, AssetMark Funds (2001 – 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004 – 2007).	N/A	N/A

Starr E. Frohlich c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1972	Vice President, Treasurer	Annually – renewed 1-Year term Since 2010	Vice President and Treasurer, AssetMark and GFAM Funds (March 2010 – present); Director of Fund Administration, GFWM (March 2010 - present); Vice President, U.S. Bancorp Fund Services, LLC (1997 – 2010).	N/A	N/A

ADDITIONAL INFORMATION (Continued)

December 31, 2010

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Deborah Djeu c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1962	Vice President; Chief Compliance Officer; AML Compliance Officer;	Annually – renewed 1- Year term Since 2008	Vice President, Chief Compliance Officer and AML Compliance Officer, AssetMark Funds and GFAM Funds (2008 – present); Deputy Chief Compliance Officer, AssetMark Funds (2007 – 2008); Compliance Manager, GE Money (2006 – 2007); Vice President, Wells Fargo Investments LLC (2004 – 2006).	N/A	N/A
Robert J. Bannon c/o Genworth Variable Insurance Trust 16501 Ventura Boulevard Ste 201 Encino, CA 91436 Year of Birth: 1957	Vice President, Chief Risk Officer	Annually – renewed 1- Year term Since 2010	Vice President and Chief Risk Officer, AssetMark Funds and GFAM Funds (2010 – present); Senior Vice President and Chief Risk Officer, GFWM (2007 – present); Senior Vice President and Chief Investment Officer, Bank of the West, formerly Sanwa Bank California (2000 – 2005).	N/A	N/A
Christine Villas-Chernak c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1968	Deputy Chief Compliance Officer	Annually – renewed 1- Year term Since 2008	Deputy Chief Compliance Officer, AssetMark Funds (2009 – present); Secretary, AssetMark Funds (2006 – present) and GFAM Funds (2009 – present); Senior Compliance Officer, GFWM (2005 – 2009).	N/A	N/A
Nadine Lucas c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1949	Secretary	Annually – renewed 1- Year term Since 2010	Senior Compliance Officer, GFWM (2008 – present); President and Chief Compliance Officer, EAInvest Securities, Inc. (2001 – 2008).	N/A	N/A

The Trust’s statement of additional information includes additional information about the Trustees and can be obtained, without charge, upon request, by calling (800) 352-9910 or by contacting your variable contract provider.

(1) Mr. Ahluwalia and Mr. Cogswell are trustees who are “interested persons” of the Trust as defined in the 1940 Act because they are officers of Genworth Financial or certain of its affiliates.

R242_PrivPol_2010_09

Privacy Policy

for Genworth Financial Wealth Management, Inc.

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At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data. To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?

We may collect your personal data to provide you with the products or services you requested. We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies. We may collect personal data about you to process transactions and to prevent fraud. Where required, we will obtain your consent before collecting it. The personal data may include:

•	Name and address

•	Income and assets

•	Accounts at other institutions

•	Social security or taxpayer identification number

What do we do with your personal data?

We comply with Federal and State requirements related to the protection and use of your data. This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:

•	Process transactions

•	Respond to your requests

•	Prevent fraud

•	Comply with regulatory requirements

•	Share with you related products and services we offer

We do not sell personal data about current or former customers or their accounts. We do not share your personal data for marketing purposes. When affiliates or outside companies perform a service on our behalf, we may share your personal data with them. We require them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:

•	Your agent or representative

•	Your brokerage firm

•	State or Federal authorities

•	Other companies or service providers supporting your policy, contract, or account.

How do we protect your personal data?

In order to protect your personal data, we maintain physical, electronic and procedural safeguards. We review these safeguards regularly in keeping with technological advancements. We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.

We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

This Privacy Policy is not a part of the Annual Report.

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Investment Advisor

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Blvd., Suite 600

Pleasant Hill, CA 94523

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Capital Brokerage Corporation

Member FINRA

6620 West Broad Street

Building 2

Richmond, VA 23230

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that John A. Fibiger qualifies as an “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended December 31, 2010, the registrant’s principal accountant billed the registrant $209,073 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended December 31, 2009, the registrant’s principal accountant billed the registrant $173,810 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal year ended December 31, 2009, the registrant’s principal accountant billed the registrant $63,925 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended December 31, 2009, the registrant’s principal accountant billed the registrant $55,990 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended December 31, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant pursuant to Rule 30a-2(a) under the 1940 Act. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Genworth Variable Insurance Trust

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	February 16, 2011

By	/s/ Starr E. Frohlich
Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	February 16, 2011